UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

KBS REAL ESTATE INVESTMENT TRUST II, INC.

(Name of Registrant as Specified in its charter)

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Dear Stockholder:

You are cordially invited to attend the annual meeting of the stockholders of KBS Real Estate Investment Trust II, Inc. (“we”, “us” or the “Company”) to be held on Thursday, March 5, 2020 at 8:30 a.m. Pacific at the offices of KBS, 800 Newport Center Drive, First Floor, Suite 140 Conference Center, Newport Beach, California 92660.

At the annual meeting, we will seek your approval of, among other proposals, the complete liquidation and dissolution of the Company. As more thoroughly described in the accompanying proxy statement, the recommendation that you approve the Company’s liquidation follows a lengthy process of evaluating our strategic alternatives, which process was overseen by a committee composed of independent directors (the “Special Committee”). In particular, because of developments over the past six months with respect to the execution of several key leases and completion of capital projects that enhance property stability and better position our remaining assets for sale, the board of directors and the Special Committee believe that selling our properties now, repaying our debts and distributing the net proceeds to you is in the Company’s best interest and the best interest of our stockholders.

The board of directors and the Special Committee have carefully reviewed and considered the timing of the liquidation of the portfolio as described in the enclosed proxy statement, as well as management’s estimate of the range of liquidating distributions per share to be received by our stockholders in a planned liquidation pursuant to the Plan of Liquidation (defined below). The board of directors and the Special Committee each unanimously determined that a liquidation pursuant to the Plan of Liquidation, as more fully described in the enclosed proxy statement, is in the Company’s best interest and the best interest of our stockholders and that the terms of the Plan of Liquidation are fair to you, advisable and in your best interest and each unanimously approved the sale of all of our assets and our dissolution pursuant to the Plan of Liquidation, pending your approval. We currently estimate that if the Plan of Liquidation is approved by our stockholders and we are able to successfully implement the plan, our net proceeds from liquidation and, therefore, the amount of cash that you would receive for each share of our common stock that you then hold, would range between approximately $3.40 and $3.83 per share.

At the annual meeting, we will seek your approval of:

•	a plan of complete liquidation and dissolution of the Company on the terms described in the accompanying proxy statement (the “Plan of Liquidation”),

•	certain amendments to the Company’s charter,

•	the election of four directors,

•	the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019, and

•

a proposal that would permit us to proceed with the voting on and approval of only the proposals that have received sufficient votes to be approved at the annual meeting and, subsequently, to adjourn the annual meeting to solicit additional proxies to vote in favor of any proposal that has not received sufficient votes to be approved at the annual meeting.

The board of directors has unanimously approved each of the proposals and recommends that you vote “FOR” each of the proposals described in the accompanying proxy statement.

Your vote is very important. We cannot complete the sale of all of our properties and our dissolution pursuant to the terms of the Plan of Liquidation without the affirmative vote of a majority of all of the shares of common stock entitled to vote on the matter.

Whether or not you plan to attend the annual meeting, please complete, sign, date and return the enclosed proxy card, or submit your proxy by telephone or the Internet, as soon as possible. If you hold your shares in “street name,” you should instruct your broker how to vote in accordance with your voting instruction card.

You are encouraged to review carefully the enclosed proxy statement, as it explains the reasons for the proposals to be voted on at the annual meeting and contains other important information, including a copy of the Plan of Liquidation, which is attached at Annex A. In particular, please review the matters referred to under “Risk Factors” for a discussion of the risks related to the Plan of Liquidation.

Sincerely,

Charles J. Schreiber, Jr.

Chairman of the Board, President and Chief Executive

Officer

800 Newport Center Drive, Suite 700

Newport Beach, California 92660

Proxy Statement and Notice of Annual Meeting of Stockholders

To Be Held March 5, 2020

SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS

Dear Stockholder:

On Thursday, March 5, 2020, KBS Real Estate Investment Trust II, Inc. (“we,” “us,” or the “Company”) will hold the annual meeting of stockholders at the offices of KBS, 800 Newport Center Drive, First Floor, Suite 140 Conference Center, Newport Beach, California 92660. The annual meeting will begin at 8:30 a.m. Pacific.

We are holding the annual meeting of stockholders for the following purposes:

1.

To approve a plan of complete liquidation and dissolution of the Company, as more fully described in the accompanying proxy statement (the “Plan of Liquidation”). The proposal related to the Plan of Liquidation is referred to herein as the “Plan of Liquidation Proposal.” The principal purpose of the Plan of Liquidation is to provide liquidity to our stockholders by selling our properties, paying our debts and distributing the net proceeds from liquidation to you.

The board of directors recommends a vote FOR the Plan of Liquidation Proposal.

2.	To approve four proposals to amend the Company’s charter (together, the “charter Amendment Proposals”):

A.

An amendment to eliminate (i) conditions and limitations on our exculpation and indemnification of our present or former directors and our advisor and its affiliates and (ii) limitations on our ability to reimburse our present or former directors and our advisor or its affiliates for reasonable legal expenses and other costs, each of which had previously been required by state securities administrators in connection with our initial public offering. Instead, the proposed amendment provides that we shall exculpate and indemnify our present and former directors and officers to the maximum extent permitted by Maryland law and provides us the ability to exculpate and indemnify our advisor and its affiliates pursuant to the terms of the advisory agreement (the “Indemnification Proposal”).

B.

An amendment to eliminate the charter requirement to distribute a specific report with audited financial statements, related-party and other information to stockholders each year, that had previously been required by state securities administrators in connection with our initial public offering (the “Reporting Proposal”). Although the charter would no longer require us to provide audited financial statements to our stockholders, any decision by the Company to cease providing audited financial statements to our stockholders would require that the Securities and Exchange Commission grant us relief from certain reporting requirements under the U.S. Securities Exchange Act of 1934, as amended.

C.	An amendment to exclude the distribution of interests in a liquidating trust from the definition of a “roll-up transaction” (the “Roll-Up Definition Proposal”).

D.

An amendment to eliminate the current charter limit on “total operating expenses” (as defined in the charter) to amounts that do not exceed the greater of 2% of the Company’s “average invested assets” (as defined in the charter) or 25% of the Company’s net income (as defined in the charter) for the four consecutive fiscal quarters then ended unless the Company’s conflicts committee has made a finding that, based on unusual and non-recurring factors that it deems sufficient, a higher level of expenses is justified (the “Operating Expenses Proposal”). This charter limit had previously been required by state securities administrators in connection with our initial public offering.

The board of directors recommends a vote FOR each of the charter Amendment Proposals.

3.	To elect four directors to hold office for one-year terms.

The board of directors recommends a vote FOR each nominee.

4.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2019.

The board of directors recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2019.

5.

To vote on a proposal that would permit us to proceed with the voting on and approval of only the proposals that have received sufficient votes to be approved at the annual meeting, and subsequently, to adjourn the annual meeting, to solicit additional proxies to vote in favor of any proposal that has not received sufficient votes to be approved at the annual meeting (the “Adjournment Proposal”).

The board of directors recommends a vote FOR the Adjournment Proposal.

In addition, we will attend to such other business as may properly come before the annual meeting and any adjournment or postponement thereof. The board of directors does not know of any matters that may be voted upon at the annual meeting other than the matters set forth above.

The board of directors has selected December 6, 2019 as the record date for determining stockholders entitled to vote at the annual meeting.

The proxy statement, proxy card and our 2018 annual report to stockholders are being mailed to you on or about December 16, 2019.

Whether or not you plan to attend the annual meeting and vote in person, we urge you to have your vote recorded as early as possible. Stockholders have the following three options for submitting their votes by proxy: (1) via the Internet; (2) by telephone; or (3) by mail, using the enclosed proxy card.

YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 5, 2020:

Our proxy statement, form of proxy card and 2018 annual report to stockholders are also available at www.proxyvote.com, and can be accessed by using the 16-digit control number and following the instructions located on the enclosed proxy card.

By Order of the board of directors

Jeffrey K. Waldvogel

Secretary

Newport Beach, California

December 9, 2019

Page

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING, VOTING AND THE PLAN OF LIQUIDATION	1

ANNEX A – PLAN OF COMPLETE LIQUIDATION AND DISSOLUTION	A-1

ANNEX B – ESTIMATED VALUE PER SHARE INFORMATION FROM ITEM 8.01 OF THE VALUATION 8-K	B-1

ANNEX C-1 – ARTICLES OF AMENDMENT	C-1-1

ANNEX C-2 – MARKED CHANGES TO CHARTER	C-2-1

i

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING,

VOTING AND THE PLAN OF LIQUIDATION

The following are some questions that you, as a stockholder of KBS Real Estate Investment Trust II, Inc. (the “Company”), may have regarding the annual meeting, voting and the Plan of Liquidation (defined below) and brief answers to those questions. We urge you to read carefully the remainder of this proxy statement because the information in this section may not provide all the information that might be important to you with respect to the proposals being considered at the annual meeting. Additional important information is also contained in the annexes to, and the documents incorporated by reference in, this proxy statement. In this section and elsewhere in this proxy statement, references to “you” refers to the Company’s stockholders to whom the notice of annual meeting and this proxy statement are addressed, and references to “we,” “us” or “our” refer to the Company.

Questions about the annual meeting and voting.

Q:	Why did you send me these materials?

A:

We sent you this proxy statement and the enclosed proxy card because the board of directors is soliciting your proxy to vote your shares at the Company’s annual meeting of stockholders. You owned shares of record of our common stock at the close of business on December 6, 2019, the record date for the annual meeting, and, therefore, are entitled to vote at the annual meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and is designed to assist you in voting. You do not need to attend the annual meeting in person in order to vote.

Q:	Who is entitled to vote at the annual meeting?

A:

Anyone who is a stockholder of record at the close of business on December 6, 2019, the record date for the annual meeting, or holds a valid proxy for the annual meeting, is entitled to vote at the annual meeting. In order to be admitted to the annual meeting, you must present proof of ownership of our stock on the record date. Such proof can consist of: a brokerage statement or letter from a broker indicating ownership on December 6, 2019; a proxy card; a voting instruction form; or a legal proxy provided by your broker or nominee. Any holder of a proxy from a stockholder must present the proxy card, properly executed, and a copy of the proof of ownership.

Note that our external advisor, KBS Capital Advisors LLC (the “Advisor”), which owned 20,000 shares of our common stock as of the record date, has agreed to abstain from voting any shares it owns in any vote for the election of directors.

Q:	What is a proxy?

A:

A proxy is a person who votes the shares of stock of another person who could not attend a meeting. The term “proxy” also refers to the proxy card or other method of appointing a proxy. When you submit your proxy, you are appointing Charles J. Schreiber, Jr., Jeffrey K. Waldvogel and Stacie K. Yamane, each of whom is one of our executive officers, as your proxies, and you are giving them permission to vote your shares of common stock at the annual meeting. The appointed proxies will vote your shares of common stock as you instruct, unless you submit your proxy without instructions.

If you submit your proxy without instructions, they will vote:

(1)

FOR the proposed plan of complete liquidation and dissolution of the Company, as more fully described in this proxy statement (the “Plan of Liquidation”). The proposal relating to the Plan of Liquidation is referred to herein as the “Plan of Liquidation Proposal.”

(2)	FOR each of the four amendments to our charter, which consist of:

(a)

an amendment to eliminate (i) conditions and limitations on our exculpation and indemnification of our present or former directors and the Advisor and its affiliates and (ii) limitations on our ability to reimburse our present or former directors and the Advisor or its affiliates for reasonable legal expenses and other costs, each of which had previously been required by state securities administrators in connection with our initial public offering. Instead, the proposed amendment provides that we shall exculpate and indemnify our present and former directors and officers to the maximum extent permitted by Maryland law and provides us the ability to exculpate and indemnify the Advisor and its affiliates pursuant to the terms of the advisory agreement (the “Indemnification Proposal”),

(b)

an amendment to eliminate the charter requirement to distribute a specific report with audited financial statements, related-party and other information to stockholders each year, that had previously been required by state securities administrators in connection with our initial public offering (the “Reporting Proposal”). Although the charter would no longer require us to provide audited financial statements to our stockholders, any decision by the Company to cease providing audited financial statements to our stockholders would require that the SEC grant us relief from certain reporting requirements under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”),

(c)	an amendment to exclude the distribution of interests in a liquidating trust from the definition of a “roll-up transaction” (the “Roll-Up Definition Proposal”), and

(d)

an amendment to eliminate the current charter limit on “total operating expenses” (as defined in the charter) to amounts that do not exceed the greater of 2% of the Company’s “average invested assets” (as defined in the charter) or 25% of the Company’s “net income” (as defined in the charter) for the four consecutive fiscal quarters then ended unless the Company’s conflicts committee has made a finding that, based on unusual and non-recurring factors that it deems sufficient, a higher level of expenses is justified (the “Operating Expenses Proposal” and, together with the Indemnification Proposal, the Reporting Proposal and the Roll-Up Definition Proposal, the “charter Amendment Proposals”). This charter limit had previously been required by state securities administrators in connection with our initial public offering.

(3)	FOR all of the director nominees,

(4)	FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2019, and

(5)

FOR a proposal that would permit us (a) to proceed with the voting on and approval of only the proposals that have received sufficient votes to be approved at the annual meeting, and (b) subsequently, to adjourn the annual meeting to solicit additional proxies to vote in favor of any proposal that has not received sufficient votes to be approved at the annual meeting (the “Adjournment Proposal”).

With respect to any other proposals to be voted upon, the appointed proxies will vote in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion. It is important for you to submit your proxy via the Internet, by telephone or return the proxy card to us as soon as possible, whether or not you plan on attending the annual meeting.

Q:	When is the annual meeting and where will it be held?

A:

The annual meeting will be held on Thursday, March 5, 2020, at 8:30 a.m. Pacific, at the offices of KBS, 800 Newport Center Drive, First Floor, Suite 140 Conference Center, Newport Beach, California 92660.

Q:	Will my vote make a difference?

A:

Yes. Your vote could affect the proposals described in this proxy statement. Moreover, your vote is needed to ensure that the proposals described in this proxy statement can be acted upon. Because we are a widely held company, YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

Q:	How many shares of common stock are outstanding?

A:

As of December 6, 2019, there were 185,385,202 shares of our common stock issued and outstanding and entitled to be cast at the annual meeting. However, as stated above, the Advisor has agreed to abstain from voting any shares it owns in any vote for the election of directors.

Q:	What constitutes a quorum?

A:

A quorum consists of the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the annual meeting. There must be a quorum present in order for the annual meeting to be a duly held meeting at which business can be conducted. No business may be conducted at the annual meeting if a quorum is not present. If you submit your proxy, even if you abstain from voting, then you will still be considered part of the quorum.

If a quorum is not present at the annual meeting, the chairman of the meeting may adjourn the annual meeting to another date, time or place, not later than 120 days after the original record date of December 6, 2019. Notice need not be given of the new date, time or place if announced at the annual meeting before an adjournment is taken.

Q:	How many votes do I have?

A:	You are entitled to one vote for each share of common stock you held as of the record date.

Q:	What may I vote on?

A:	You may vote on each of the following proposals:

(1)	Proposal 1: the Plan of Liquidation Proposal;
(2)	Proposal 2: each of the four charter Amendment Proposals;
(3)	Proposal 3: the election of the nominees to serve on the board of directors;
(4)	Proposal 4: the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2019; and
(5)	Proposal 5: the Adjournment Proposal.

In addition, you may vote on such other business as may properly come before the annual meeting and any adjournment or postponement thereof.

Q:	How does the board of directors recommend I vote on the proposals?

A:	The board of directors recommends that you vote:

(1)	FOR the Plan of Liquidation Proposal;
(2)	FOR each of the four charter Amendment Proposals;

(3)	FOR each of the nominees for election as director who is named in this proxy statement;
(4)	FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2019; and
(5)	FOR the Adjournment Proposal.

Q:	What are the voting requirements for the Plan of Liquidation Proposal?

A:

The affirmative vote of a majority of all of the shares of common stock entitled to vote on the Plan of Liquidation Proposal is required for approval of the Plan of Liquidation Proposal. Because of this majority vote requirement, “ABSTAIN” votes and broker non-votes (discussed below) will have the effect of a vote against the Plan of Liquidation Proposal. If you submit a proxy card with no further instructions, your shares will be voted FOR the Plan of Liquidation Proposal.

Q:	What are the voting requirements for the charter Amendment Proposals?

A:

The affirmative vote of a majority of all of the shares of common stock entitled to vote on each of the charter Amendment Proposals is required for approval of that respective proposal. Because of this majority vote requirement, “ABSTAIN” votes and broker non-votes will have the effect of a vote against each of the charter Amendment Proposals. If you submit a proxy card with no further instructions, your shares will be voted FOR each of the charter Amendment Proposals.

Q:	What are the voting requirements to elect the board of directors?

A:

A majority of the shares of common stock present in person or by proxy at an annual meeting at which a quorum is present is required for the election of the directors. This means that, of the shares of common stock present in person or by proxy at an annual meeting, a director nominee needs to receive affirmative votes from a majority of such shares in order to be elected to the board of directors. Because of this majority vote requirement, “withhold” votes and broker non-votes will have the effect of a vote against each nominee for director. If an incumbent director nominee fails to receive the required number of votes for re-election, then under Maryland law, he or she will continue to serve as a “holdover” director until his or her successor is duly elected and qualified. If you submit a proxy card with no further instructions, your shares will be voted FOR each of the nominees.

Q:	What are the voting requirements for the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2019?

A:

A majority of the votes cast at an annual meeting at which a quorum is present is required for the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2019. Abstentions will not count as votes actually cast with respect to determining if a majority vote is obtained under our bylaws and will have no effect on the determination of this proposal. Your shares may be voted for this proposal if they are held in the name of a brokerage firm even if you do not provide the brokerage firm with voting instructions. If you submit a proxy card with no further instructions, your shares will be voted FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2019.

Q:	What are the voting requirements to approve the Adjournment Proposal?

A:

A majority of the votes cast at an annual meeting at which a quorum is present is required for the approval of the Adjournment Proposal. Abstentions and broker non-votes will not affect the outcome of this proposal. If you submit a proxy card with no further instructions, your shares will be voted FOR the Adjournment Proposal.

Q:	How can I vote?

A:

Stockholders can vote in person at the annual meeting, as described above under “Who is entitled to vote at the annual meeting?”, or by proxy. Stockholders have the following three options for submitting their votes by proxy:

(1)	via the Internet, by accessing the website and following the instructions indicated on the enclosed proxy card;
(2)	by telephone, by calling the telephone number and following the instructions indicated on the enclosed proxy card; or
(3)	by mail, by completing, signing, dating and returning the enclosed proxy card.

For those stockholders with Internet access, we encourage you to vote by proxy via the Internet, since it is quick, convenient and provides a cost savings to us. When you vote by proxy via the Internet or by telephone prior to the annual meeting date, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and, therefore, not be counted. For further instructions on voting, see the enclosed proxy card.

If you elect to attend the annual meeting, you can submit your vote in person as described above under “Who is entitled to vote at the annual meeting?” and any previous votes that you submitted, whether by Internet, telephone or mail, will be superseded.

Q:	What is a “broker non-vote”?

A:

A “broker non-vote” occurs when a broker holding stock on behalf of a beneficial owner submits a proxy but does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that particular proposal and has not received instructions from the beneficial owner. Brokers are precluded from exercising their voting discretion with respect to the approval of non-routine matters, such as the approval of the Plan of Liquidation Proposal and, as a result, absent specific instructions from the beneficial owner of such shares, brokers will not vote those shares. Broker non-votes will be considered as “present” for purposes of determining a quorum. Broker non-votes will have the effect of a vote AGAINST the Plan of Liquidation Proposal, AGAINST each of the charter Amendment Proposals and AGAINST the election of each nominee for director but will have no effect on the Adjournment Proposal. Because brokers have discretionary authority to vote for the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, in the event they do not receive voting instructions from the beneficial owner of the shares, there will not be any broker non-votes with respect to that proposal.

Your broker will send you information to instruct it on how to vote on your behalf. If you do not receive a voting instruction card from your broker, please contact your broker promptly to obtain a voting instruction card. Your vote is important to the success of the proposals. We encourage all of our stockholders whose shares are held by a broker to provide their brokers with instructions on how to vote.

Q:	How will voting on any other business be conducted?

A:

Although we do not know of any business to be considered at the annual meeting other than the Plan of Liquidation Proposal, the charter Amendment Proposals, the election of directors, the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2019 and the Adjournment Proposal, if any other business is properly presented at the annual meeting, your submitted proxy gives authority to Messrs. Schreiber and Waldvogel and Ms. Yamane, and each of them, to vote on such matters in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion.

Q:	What if I submit my proxy and then change my mind?

A:	You have the right to revoke your proxy at any time before the annual meeting by:

(1)	notifying Mr. Waldvogel, our Secretary;
(2)	attending the annual meeting and voting in person as described above under “Who is entitled to vote at the annual meeting?”;
(3)	returning another proxy card dated after your first proxy card, if we receive it before the annual meeting date; or
(4)	recasting your proxy vote via the Internet or by telephone.

Only the most recent proxy vote will be counted and all others will be discarded regardless of the method of voting. If a broker or other nominee holds your stock on your behalf, you must contact your broker, bank or other nominee to change your vote.

Q:	When are the director nominations and stockholder proposals for the next annual meeting of stockholders due?

A:

Any proposals by stockholders for inclusion in our proxy solicitation material for the next annual meeting of stockholders must be received by our Secretary, Mr. Waldvogel, at our executive offices no later than August 18, 2020. However, if we hold the next annual meeting before February 3, 2021 or after April 4, 2021, stockholders must submit proposals for inclusion in our proxy statement within a reasonable time before we begin to print our proxy materials. The mailing address of our executive offices is 800 Newport Center Drive, Suite 700, Newport Beach, California 92660. If a stockholder wishes to present a proposal at the next annual meeting, whether or not the proposal is intended to be included in our proxy materials, our bylaws require that the stockholder give advance written notice to our Secretary by September 17, 2020.

Q:	How are proxies being solicited?

A:

In addition to mailing proxy solicitation materials, our directors and employees of the Advisor or its affiliates may also solicit proxies in person, via the Internet, by telephone or by any other electronic means of communication we deem appropriate. Additionally, we have retained Broadridge Financial Solutions, Inc. (“Broadridge”), a proxy solicitation firm, to assist us in the proxy solicitation process. If you need any assistance, or have any questions regarding the proposals or how to cast your vote, you may contact Broadridge at 844-858-7384.

Our directors and employees of the Advisor or its affiliates will not be paid any additional compensation for soliciting proxies. We will pay all of the costs of soliciting these proxies, including the cost of Broadridge’s services. We anticipate that for Broadridge’s solicitation services we will pay approximately $84,500, plus reimbursement of Broadridge’s out-of-pocket expenses. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to you.

Q.	What should I do if I receive more than one set of voting materials for the annual meeting?

A.

You may receive more than one set of voting materials for the annual meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction forms. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction form for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card and voting instruction form. For each and every proxy card and voting instruction form that you receive, please authorize a proxy as soon as possible using one of the following methods:

(1)	via the Internet, by accessing the website and following the instructions indicated on the enclosed proxy card;
(2)	by telephone, by calling the telephone number and following the instructions indicated on the enclosed proxy card; or
(3)	by mail, by completing, signing, dating and returning the enclosed proxy card.

Q.	What should I do if only one set of voting materials for the annual meeting is sent and there are multiple Company stockholders in my household?

A.

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this proxy statement may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of this proxy statement to you if you contact Broadridge at 844-858-7384.

Q.	How can I find out the results of the voting at the annual meeting?

A.

We will file a Current Report on Form 8-K within four business days after the annual meeting to announce voting results. If final voting results are unavailable at that time, we will file an amended Current Report on Form 8-K within four business days of the day the final results are available.

Q:	Where can I find more information?

A:	Additional information about us can be obtained from the various sources described under “Where You Can Find More Information” in this proxy statement.

Questions About the Plan of Liquidation Proposal

Q.	Why is the Plan of Liquidation Proposal being made?

A.

Our shares are illiquid and nearly all of our stockholders have held their stock for between nine and eleven years. As disclosed in the registration statement for our initial public offering, the charter required that we seek stockholder approval of our liquidation if our shares of common stock were not listed on a national securities exchange by March 2018, unless a majority of our conflicts committee determined that liquidation was not then in the best interest of our stockholders. The charter requires that the conflicts committee revisit the issue of liquidation at least annually. In March 2018 and in March 2019, the conflicts committee determined that liquidation was not then in the best interest of our stockholders.

On January 27, 2016, our board of directors formed a special committee (the “Special Committee”) composed of all of our independent directors to explore the availability of strategic alternatives involving us. As part of the process of exploring strategic alternatives, on February 23, 2016, the Special Committee engaged Evercore Group L.L.C. (“Evercore”) to act as our financial advisor and to assist us and the Special Committee with this process. Under the terms of the engagement, Evercore provided various financial advisory services, as requested by the Special Committee as customary for an engagement in connection with exploring strategic alternatives. Although the Special Committee engaged Evercore to assist us and the Special Committee with the exploration of strategic alternatives for us, we were not obligated to enter into any particular transaction or any transaction at all.

Following a review of the strategic alternatives presented by Evercore, in May 2016 we announced the determination of the Special Committee that it would be in our best interest and the best interest of our stockholders to market for sale the Company’s assets while it continued to explore strategic alternatives for us. Subsequent to that time, our Advisor recommended to the Special Committee and our board of directors that it would be in the best interest of our stockholders for the Company to market for sale and, if satisfactory prices were obtained, sell those of our properties that our Advisor believed were best positioned for sale in the near term, while continuing to operate the remainder of our portfolio with a view toward making the necessary enhancements to best position the remaining assets in our portfolio for sale. Those enhancements included addressing key lease expirations for certain of our remaining assets as well as executing on those capital projects recommended by our Advisor for our remaining assets.

As noted above, in each of March 2018 and 2019, our conflicts committee determined that liquidation was not then in the best interest of our stockholders. However, because of developments over the past six months with respect to the execution of several key leases and completion of capital projects that enhance property stability and better position our remaining assets for sale, on November 8, 2019, the Advisor discussed its detailed analysis of the state of and future outlook for the Company’s portfolio with the board of directors and the Special Committee, and our Advisor recommended to the board of directors and the Special Committee that it would be in our best interest and the best interest of our stockholders to engage in a planned liquidation pursuant to the Plan of Liquidation. The board of directors and the Special Committee carefully reviewed and considered the terms and conditions of the Plan of Liquidation and the transactions contemplated by that plan, as well as the other alternatives described in this proxy statement, and the Special Committee consulted with Evercore regarding Evercore’s view of the Company’s assets as well as its view of the Company’s other strategic alternatives, including a merger of the Company with another entity, a sale of the Company, a sale of the Company’s portfolio in a single transaction or a listing of the Company on a national securities exchange. See “What alternatives to the Plan of Liquidation have you considered?” below for a discussion of other alternatives considered.

On November 13, 2019, the board of directors and the Special Committee each concluded that a planned liquidation pursuant to the Plan of Liquidation was in the Company’s best interest and the best interest of our stockholders, and each unanimously determined that the terms of the Plan of Liquidation are fair to you, advisable and in your best interest. For a discussion of the reasons for the Plan of Liquidation, see “Proposal 1. The Plan of Liquidation Proposal – Reasons for the Plan of Liquidation Proposal; Recommendation of the Board of Directors and the Special Committee.” The board of directors and the Special Committee then decided to seek your approval of the Plan of Liquidation. We currently estimate that if the Plan of Liquidation Proposal is approved by our stockholders and we are able to successfully implement the plan, our net proceeds from liquidation and, therefore, the amount of cash that you would receive for each share of our common stock that you then hold, could range between approximately $3.40 and $3.83 per share. We note that we previously paid (i) a special distribution in the amount of $4.50 per share to stockholders of record as of the close of business on September 15, 2014 and (ii) a special distribution of $0.45 per share to stockholders of record as of the close of business on June 17, 2019, all in connection with asset sales.

Our range of estimated net proceeds from liquidation is based upon market, economic, financial and other circumstances and conditions existing as of the date of this proxy statement, and any changes in such circumstances and conditions during the liquidation process could have a material effect on the ultimate amount of liquidating distributions received by stockholders.

Q.	What will happen if the Plan of Liquidation Proposal is not approved by our stockholders?

A:

We cannot complete the sale of all of our assets or our dissolution pursuant to the terms of the Plan of Liquidation unless our stockholders approve the Plan of Liquidation Proposal. If the Plan of Liquidation Proposal is not approved by our stockholders, the board of directors will meet to determine what other alternatives to pursue in the best interest of the Company and our stockholders, including, without limitation, continuing to operate under our current business plan. If the Plan of Liquidation is approved by our stockholders, we intend to pay the initial liquidating distribution within two months of stockholder approval, with such distribution to be funded with the proceeds from the sale of the Campus Drive Buildings. If the Plan of Liquidation Proposal is not approved, the board of directors will consider the best uses of the proceeds from such asset sale, which uses may include paying a special distribution to our stockholders, continuing to pay down debt, paying for capital expenditures related to certain of our real estate properties to reposition such properties or acquiring additional real estate assets.

Q.	What alternatives to the Plan of Liquidation have you considered?

A.	The board of directors and the Special Committee also explored the options of:

•	continuing under our current business plan; and

•	seeking to dispose of our assets through a merger or a portfolio or whole-entity sale.

The board of directors and the Special Committee also considered a listing of our common stock on a national securities exchange. However, after consulting with Evercore and the Advisor, the board of directors and the Special Committee each concluded that because of the nature of the Company’s portfolio of properties, along with our externalized management structure, it would not be worthwhile to devote meaningful time or resources to evaluating a possible listing of our shares on a national securities exchange.

If we continue to operate under our current business plan, we may experience a decrease in cash flow due to the fixed costs associated with running a public REIT, asset sales and the costs of maintaining our properties. In this event, we may need to further revise our distribution policy.

After reviewing the other alternatives, and based on developments in the portfolio over the past six months with respect to key lease executions and the completion of certain capital projects that enhance property stability and better position our remaining assets for sale, the board of directors and the Special Committee concluded that a planned liquidation pursuant to the Plan of Liquidation was in the Company’s best interest and the best interest of our stockholders. For additional information on the board of directors’ and the Special Committee’s analysis of other strategic alternatives, see “Proposal 1. The Plan of Liquidation Proposal – Background of the Plan of Liquidation – Assessment of Strategic Alternatives.”

Q.	Do I have appraisal or dissenters rights in connection with the liquidation?

A.	Pursuant to Maryland law and the charter, you are not entitled to appraisal or dissenters rights (or rights of an objecting stockholder) in connection with the Plan of Liquidation.

Q.	What is the Plan of Liquidation?

A.

The Plan of Liquidation authorizes us to undertake an orderly liquidation. In an orderly liquidation, we would sell all of our assets, pay all of our known liabilities, provide for the payment of our unknown or contingent liabilities, distribute our remaining cash to our stockholders, wind up our operations and dissolve.

In order to dissolve, we will file articles of dissolution (“Articles of Dissolution”) with the State Department of Assessments and Taxation of Maryland (the “SDAT”), our jurisdiction of incorporation, to dissolve the Company as a legal entity following the satisfaction of or provision for all our outstanding liabilities. The board of directors, in its sole discretion, will determine the timing for this filing. We expect to pay liquidating distributions to our stockholders during the liquidation process and to pay the final liquidating distribution after we sell all of our assets, pay or provide for all of our known liabilities and provide for unknown liabilities. We expect to complete these activities within 24 months after stockholder approval of the Plan of Liquidation. A final liquidating distribution to our stockholders may not be paid until all of our liabilities have been satisfied. Upon our liquidation and dissolution, the Company will cease to exist.

Q.	What are the key provisions of the Plan of Liquidation?

A.	The Plan of Liquidation provides, in pertinent part, that, among other things:

•

We will be authorized to sell all of our assets (including, if appropriate, through a whole-entity sale or sale of one or more of our subsidiaries or our direct or indirect ownership interests in these subsidiaries), liquidate and dissolve the Company, and distribute the net proceeds from liquidation in accordance with the provisions of the charter and applicable law. Although we currently anticipate that we will sell our assets for cash and our discussion in this proxy statement contemplates that we will receive cash for the sale of our assets, the Plan of Liquidation provides that our assets may be sold for cash, notes or such other assets as may be conveniently liquidated or distributed to our stockholders.

•	We will be authorized to take all necessary or advisable actions to wind up our business, pay our debts, and distribute the remaining proceeds to our stockholders.

•	We will be authorized to provide for the payment of any unascertained or contingent liabilities. We may do so by purchasing insurance, by establishing a reserve fund or in other ways.

•

We expect to distribute all of the net proceeds from liquidation to you within 24 months after the date the Plan of Liquidation is approved by our stockholders. However, if we cannot sell our assets and pay our debts within 24 months, or if the board of directors and the Special Committee determine that it is otherwise advisable to do so, we may transfer and assign our remaining assets to a liquidating trust. Upon such transfer and assignment, our stockholders will receive beneficial interests in the liquidating trust. The liquidating trust will pay or provide for all of our liabilities and distribute any remaining net proceeds from liquidation to the holders of beneficial interests in the liquidating trust. The amounts that you would receive from the liquidating trust are included in our estimates described above of the total amount of cash that you will receive in the liquidation.

•

Prior to the acceptance for record of the Articles of Dissolution by the SDAT, the board of directors may terminate the Plan of Liquidation for any reason, subject to and contingent upon the approval of such termination by our stockholders. Notwithstanding approval of the Plan of Liquidation by our stockholders, the board of directors or, if a liquidating trust is established, the trustees of the liquidating trust, may make certain modifications or amendments to the Plan of Liquidation without further action by or approval of our stockholders to the extent permitted under law.

•	Upon our liquidation and dissolution, all of our outstanding shares of stock will be cancelled and the Company will cease to exist.

For more information, see “Proposal 1: The Plan of Liquidation Proposal.”

Q.	Do you have agreements to sell your assets?

A.

As of the date of this proxy statement, we have entered into an agreement to sell the Campus Drive Buildings. For more information, see “Our Business and Assets.” There can be no assurance that this disposition will close on the projected closing date or at all, or that the Campus Drive Buildings will sell for the projected sales price. In addition, this disposition is not contingent on stockholder approval of the Plan of Liquidation Proposal. The anticipated net proceeds from this sale are included in the range of estimated net proceeds from liquidation discussed in this proxy statement.

Q.	If the Plan of Liquidation Proposal is approved, what do you estimate that the Company’s stockholders will receive?

A.

The amount of cash that may ultimately be received by our stockholders is not yet known. However, we currently estimate that if the Plan of Liquidation Proposal is approved by our stockholders and we are able to successfully implement the plan, our net proceeds from liquidation and, therefore, the amount of cash that you would receive for each share of our common stock that you then hold, could range between approximately $3.40 and $3.83 per share. We note that we previously paid (i) a special distribution in the amount of $4.50 per share to stockholders of record as of the close of business on September 15, 2014 and (ii) a special distribution of $0.45 per share to stockholders of record as of the close of business on June 17, 2019, all in connection with asset sales. There are many factors that may affect the amount of liquidating distributions available for distribution to our stockholders, including, among other factors: (i) the ultimate sale price of each asset, (ii) changes in market demand that affect the timing of the disposition of office properties during the liquidation process, (iii) the amount of taxes, transaction fees and expenses relating to the Plan of Liquidation, and (iv) amounts needed to pay or provide for our liabilities and expenses, including unanticipated or contingent liabilities that could arise. No assurance can be given as to the amount of liquidating distributions you will ultimately receive. If we have underestimated our existing obligations and liabilities or if unanticipated or contingent liabilities arise, the amount ultimately distributed to our stockholders could be less than that set forth above. In addition, these estimates are based upon market, economic, financial and other circumstances and conditions existing as of the date of this proxy statement, and any changes in such circumstances and conditions during the liquidation process could have a material effect on the ultimate amount of liquidating distributions received by our stockholders. See “Risk Factors” and “Proposal 1: The Plan of Liquidation Proposal – Background of the Plan of Liquidation.”

Q.	When will I receive my liquidating distributions?

A.

If the Plan of Liquidation is approved by our stockholders, we intend to pay the initial liquidating distribution within two months of stockholder approval, with such distribution to be funded with the proceeds from the sale of the Campus Drive Buildings. We expect to pay multiple liquidating distribution payments to our stockholders during the liquidation process and to pay the final liquidating distribution after we sell all of our properties, pay all of our known liabilities and provide for unknown liabilities. We expect to complete these activities within 24 months after stockholder approval of the Plan of Liquidation. If we have not sold all of our properties and paid all of our liabilities within 24 months after stockholder approval of the Plan of Liquidation, or if the board of directors and the Special Committee otherwise determine that it is advantageous to do so, we may transfer our remaining assets and liabilities to a liquidating trust. We would then distribute beneficial interests in the liquidating trust to our stockholders. If we establish a reserve fund, we may pay a final distribution from any funds remaining in the reserve fund after we determine that all of our liabilities have been paid.

The actual amounts and timing of the liquidating distributions will be determined by the board of directors or, if a liquidating trust is formed, by the trustees of the liquidating trust, in their discretion. If you transfer your shares during the liquidation process, the right to receive liquidating distributions will transfer with those shares.

Q.	What is a liquidating trust?

A.

A liquidating trust is a trust organized for the primary purpose of liquidating and distributing the assets transferred to it. If we form a liquidating trust, we will transfer to our stockholders beneficial interests in the liquidating trust. This transfer of beneficial interests will constitute a taxable distribution to you in redemption of your ownership of our common stock. Beneficial interests in the liquidating trust will generally not be transferable by you.

Q.	Will I continue to receive a regular monthly distribution?

A.

In connection with the approval of the Plan of Liquidation by our board of directors, our board of directors determined to cease paying regular monthly distributions. Going forward we expect to satisfy the REIT distribution requirements through the payment of liquidating distributions. Every payment of distributions will be subject to the availability of cash and the discretion of the board of directors.

Q.	What will happen to my shares of stock?

A.

If our stockholders approve the Plan of Liquidation Proposal, after we have sold all of our assets, satisfied our liabilities, paid our final liquidating distribution to our stockholders and filed the Articles of Dissolution with the SDAT, all shares of our common stock owned by you will be cancelled.

Q.	Do your directors and officers, the Advisor or its affiliates have any interests in the liquidation that differ from my own?

A.	Yes, some of our directors and officers and the Advisor and its affiliates may have interests in the liquidation that are different from your interests as a stockholder, including the following:

•

All of our executive officers, including Messrs. Schreiber and Waldvogel and Ms. Yamane, are officers of the Advisor and/or one or more of the Advisor’s affiliates and are compensated by those entities, in part, for their service rendered to us. We currently do not pay any direct compensation to our executive officers. Mr. Schreiber is also one of our directors.

•

Pursuant to the terms of the advisory agreement, the Advisor is expected to be entitled to disposition fees in connection with the sale of our properties. These disposition fees, including fees for the sale of the Campus Drive Buildings, are estimated to be between approximately $10.3 million and $11.1 million, depending upon the prices we receive for the sale of our properties. See “Proposal One – The Plan of Liquidation Proposal – Use of Liquidation Proceeds.”

•

The Advisor earns asset management fees from us and receives reimbursement of certain of its operating costs. The Advisor will continue to earn such fees and receive reimbursements as long as we continue to own any properties, and the Advisor will receive reimbursements for expenses until our liquidation and dissolution are complete. Based on the properties we owned as of the date of this proxy statement, excluding the Campus Drive Buildings which are under contract to sell as of the date of this proxy statement, we project that we may pay the Advisor an aggregate of approximately $7.6 million for asset management fees and reimbursement of certain of its operating expenses in 2020 and 2021 during the liquidation process, although this estimate may vary significantly based on the timing of property sales.

•

The Advisor owns a total of 20,000 shares of our common stock, for which we estimate it will receive liquidating distributions of between approximately $68,000 and $76,600 in connection with our liquidation.

•

Not including the 20,000 shares owned by the Advisor referenced above, one of our directors owns an aggregate of 2,680 shares of our common stock, for which we estimate he will receive aggregate liquidating distributions of between approximately $9,112 and $10,264 in connection with our liquidation.

Consequently, some of our directors and officers and the Advisor, in some instances, may be more motivated to support the Plan of Liquidation than might otherwise be the case if they did not expect to receive those payments. Additionally, because of the above conflicts of interest, some of our directors and officers and the Advisor may be motivated to make decisions or take actions based on factors other than the best interest of our stockholders throughout the liquidation process. The board of directors and the Special Committee each was aware of these interests and considered them in making their recommendations. For further information regarding interests that differ from your interests please see “Proposal 1. The Plan of Liquidation Proposal – Interests in the Plan of Liquidation that Differ from Your Interests.”

Q.	Are there any risks related to the Plan of Liquidation?

A.	Yes. You should carefully review the section of this proxy statement entitled “Risk Factors.”

Q.	What are the United States federal income tax consequences of the Plan of Liquidation?

A.

Subject to the limitations, assumptions, and qualifications described in this proxy statement and the approval by our stockholders of the Plan of Liquidation, the intended liquidation and dissolution of the Company pursuant to the Plan of Liquidation will constitute a taxable distribution to you in redemption of your ownership of our common stock, with the following material federal income tax consequences to our stockholders.

In general, if the Plan of Liquidation is approved and we are liquidated, you will realize, for U.S. federal income tax purposes, gain or loss equal to the difference between the cash distributed to you by the Company and your adjusted tax basis in our common stock. Note that any loss inherent in your common stock would not be recognizable until the final liquidating distribution is made, which would likely be during the 2022 taxable year. If we distribute beneficial interests in a liquidating trust (as defined in the section entitled “Material United States Federal Income Tax Consequences” in this proxy statement) to you, you would be required to recognize any gain in the taxable year of the distribution of the liquidating trust beneficial interests (to the extent that you have not recognized such gain in prior taxable years), although you may not receive the cash necessary to pay the tax on such gain. If you receive cash from the liquidating trust, you may receive such cash after the due date for filing your tax return and paying the tax on such gain. Distributions of beneficial interests in the liquidating trust will also constitute a final liquidating distribution that should allow the recognition of any loss. A summary of the possible tax consequences to you is included in “Material United States Federal Income Tax Consequences” in this proxy statement.

YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES TO YOU OF THE TRANSACTIONS DESCRIBED IN THIS PROXY STATEMENT, INCLUDING THE APPLICABLE FEDERAL, STATE, LOCAL, AND FOREIGN TAX CONSEQUENCES OF SUCH TRANSACTIONS.

Q.	Why is the Company seeking a stockholder vote on the Adjournment Proposal?

A.

Adjourning the annual meeting to a later date will give us additional time to solicit proxies to vote in favor of any proposal that has not received sufficient votes to be approved at the annual meeting. Consequently, we are seeking your approval of the Adjournment Proposal to permit us (i) to proceed with the voting on and approval of only the proposals that have received sufficient votes to be approved at the annual meeting, and (ii) subsequently, to adjourn the annual meeting to solicit additional proxies to vote in favor of any proposal that has not received sufficient votes to be approved at the annual meeting.

Q.	Who can help answer my questions?

A.

If you have any questions about the annual meeting, the Plan of Liquidation Proposal, any of the charter Amendment Proposals, the election of directors, the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm or the Adjournment Proposal, how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, you should contact Broadridge.

Broadridge Financial Solutions, Inc.

1-844-858-7384

RISK FACTORS

The following risk factors, together with the other information in this proxy statement and in the “Risk Factors” sections included in the documents incorporated by reference in this proxy statement (see “Where You Can Find More Information”), should be carefully considered by each of our stockholders before deciding whether to vote to approve the Plan of Liquidation Proposal or charter Amendment Proposals as described in this proxy statement. In addition, our stockholders should keep in mind that the risks described below are not the only risks that are relevant to a voting decision. The risks described below are the risks that we currently believe are the material risks of which our stockholders should be aware. However, additional risks that are not presently known to us, or that we currently believe are not material, may also prove to be important.

RISKS THAT MAY DELAY OR REDUCE OUR LIQUIDATING DISTRIBUTIONS

We currently estimate that, if the Plan of Liquidation Proposal is approved by our stockholders and we are able to implement the plan successfully, our net proceeds from liquidation and, therefore, the amount of cash that you would receive for each share of our common stock that you then hold, would range between approximately $3.40 and $3.83 per share. We note that we previously paid (i) a special distribution in the amount of $4.50 per share to stockholders of record as of the close of business on September 15, 2014 and (ii) a special distribution of $0.45 per share to stockholders of record as of the close of business on June 17, 2019, all in connection with asset sales. We anticipate paying our liquidating distributions from the net proceeds from liquidation within 24 months after stockholder approval of the Plan of Liquidation. However, our expectations about the amount of liquidating distributions that we will pay and when we will pay them are based on certain estimates and assumptions, one or more of which may prove to be incorrect. As a result, the actual amount of liquidating distributions we pay to you may be more or less than we estimate in this proxy statement and the liquidating distributions may be paid later than we predict. In addition to the risks that we generally face in our business, factors that could cause actual liquidating distribution payments to be lower or paid later than we expect include, among others, the risks set forth below.

If any of the parties to our existing sale agreement or future sale agreements default thereunder, or if these sales do not otherwise close, our liquidating distributions may be delayed or reduced.

If you approve the Plan of Liquidation, we will seek to enter into additional binding sale agreements for each of our properties. The consummation of the potential sales for which we have entered into a sale agreement or will enter into sale agreements in the future will be subject to satisfaction of closing conditions. If any of the transactions contemplated by our existing sale agreement and future sale agreements do not close because of a buyer default, failure of a closing condition or for any other reason, we will need to locate a new buyer for the properties, which we may be unable to do promptly or at prices or on terms that are as favorable as the original sale agreement. We will also incur additional costs involved in locating a new buyer and negotiating a new sale agreement for these properties. These additional costs are not included in our projections. In the event that we incur these additional costs, our liquidating distributions, including our anticipated initial liquidating distribution, paid to you would be delayed or reduced.

If we are unable to find buyers for some or all of our properties at our expected sales prices, our liquidating distributions may be delayed or reduced.

We have targeted disposition plans and timeframe estimates for each of the remaining assets of the Company. As of the date of this proxy statement, the Campus Drive Buildings are under contract to sale. The disposition of the Campus Drive Buildings is not contingent on stockholder approval of the Plan of Liquidation Proposal. For more information, see “Our Business and Assets.” The anticipated net proceeds from this sale are included in the range of estimated net proceeds from liquidation discussed in this proxy statement. We will market our other properties for sale over the coming months if our stockholders approve the Plan of Liquidation Proposal. There can be no assurance that the disposition of Campus Drive Buildings will close on the projected closing date or at all, or that any of our properties will sell for their projected sales prices.

In calculating the range of estimated net proceeds from liquidation, we assumed that we will be able to find buyers for all of our properties at amounts based on our estimated range of market values for each property. However, we may have overestimated the sales prices that we will ultimately be able to obtain for these assets. For example, in order to find buyers in a timely manner, we may be required to lower our asking price below the low end of our current estimate of the property’s market value. If we are not able to find buyers for these assets in a timely manner or if we have overestimated the sales prices we will receive, our liquidating distributions paid to you would be delayed or reduced. Furthermore, the range of estimated net proceeds from liquidation is based upon our estimates and assumptions as of November 13, 2019, but real estate market values are constantly changing and fluctuate with changes in interest rates, supply and demand dynamics, occupancy rates, rental rates, the availability of suitable buyers, the perceived quality and dependability of cash flows from properties and a number of other factors, both local and national. In addition, higher than anticipated transactional fees and expenses, environmental liabilities of which we are unaware or other unknown liabilities, if any, may adversely impact the net liquidation proceeds from those assets.

No assurance can be given as to the amount of liquidating distributions you will ultimately receive. For more information on the calculation of our range of estimated net proceeds from liquidation, see “Proposal 1. The Plan of Liquidation Proposal – Calculation of the Range of Estimated Net Proceeds from Liquidation.”

If we experience significant lease terminations and/or tenant defaults during the liquidation process or if our cash flow during the liquidation process is otherwise less than we expect, our liquidating distributions may be delayed or reduced.

In calculating our range of estimated net proceeds from liquidation, we assumed that we would not experience significant lease terminations not currently known to us and that we would not experience any significant unknown tenant defaults during the liquidation process that were not subsequently cured. Any currently known lease expirations and non-renewals of tenant leases were considered in calculating our range of estimated net proceeds from liquidation. Significant unknown lease terminations and/or tenant defaults during the liquidation process would adversely affect the resale value of the properties, which would reduce our range of estimated net proceeds from liquidation. To the extent that we receive less rental income than we expect during the liquidation process, our liquidating distributions will be reduced. We may also decide in the event of a tenant default to restructure the lease, which could require us to substantially reduce the rent payable to us under the lease, or make other modifications that are unfavorable to us.

If our liquidation costs or unpaid liabilities are greater than we expect, our liquidating distributions may be delayed or reduced.

Before paying the final liquidating distribution, we will need to pay or arrange for the payment of all of our transaction costs in the liquidation, all other costs and all valid claims of our creditors. The board of directors may also decide to acquire one or more insurance policies covering unknown or contingent claims against us, for which we would pay a premium that has not yet been determined. The board of directors may also decide to establish a reserve fund to pay these contingent claims. The amounts of the various transaction costs in the liquidation are not yet final, so we have used estimates of these costs in calculating the amounts of our range of estimated net proceeds from liquidation. To the extent that we have underestimated these costs in calculating our projections, our actual net proceeds from liquidation per share may be lower than the low end of our range of estimated net proceeds from liquidation per share. In addition, if the claims of our creditors are greater than we have anticipated or we decide to acquire one or more insurance policies covering unknown or contingent claims against us, our liquidating distributions may be delayed or reduced. Further, if we establish a reserve fund, payment of liquidating distributions to you may be delayed or reduced.

Pursuing the Plan of Liquidation may cause us to fail to qualify as a REIT, which would dramatically lower the amount of our liquidating distributions.

For so long as we qualify as a real estate investment trust (“REIT”) and distribute all of our REIT taxable income, we generally are not subject to federal income tax. Although the board of directors does not presently intend to terminate our REIT status prior to paying the final liquidating distribution to our stockholders and our dissolution, the board of directors may take actions pursuant to the Plan of Liquidation that would result in such a loss of REIT status. Upon payment of the final liquidating distribution and our dissolution, our existence and our REIT status will terminate. However, there is a risk that our actions during the liquidation process may cause us to fail to meet one or more of the requirements that must be met in order to qualify as a REIT prior to completion of the Plan of Liquidation. For example, to qualify as a REIT, generally at least 75% of our gross income in each taxable year must come from real estate sources and generally at least 95% of our gross income in each taxable year must come from real estate sources and certain other sources that are itemized in the REIT tax laws, mainly interest and dividends. We may encounter difficulties satisfying these requirements during the liquidation process. In addition, in connection with that process, we may recognize ordinary income in excess of the cash received. The REIT rules require us to pay out a large portion of our ordinary income in the form of a dividend to our stockholders. However, to the extent that we recognize ordinary income without any cash available for distribution, and if we were unable to borrow to fund the required dividend or find another way to meet the REIT distribution requirements, we may cease to qualify as a REIT. Although we expect to comply with the requirements necessary to qualify as a REIT in any taxable year, if we are unable to do so, we will, among other things (unless entitled to relief under certain statutory provisions):

•	not be allowed a deduction for dividends paid to stockholders in computing our taxable income;

•	be subject to federal income tax, including any applicable alternative minimum tax, on our taxable income, including recognized gains, at regular corporate rates;

•	be subject to increased state and local taxes; and

•	be disqualified from treatment as a REIT for the taxable year in which we lose our qualification and for the four following taxable years.

As a result of these consequences, our failure to qualify as a REIT could substantially reduce the amount of liquidating distributions we pay to our stockholders.

Pursuing the Plan of Liquidation may cause us to be subject to federal income tax, which would reduce the amount of our liquidating distributions.

We generally are not subject to federal income tax to the extent that we distribute to our stockholders during each taxable year (or, under certain circumstances, during the subsequent taxable year) dividends equal to our taxable income for the year. However, we are subject to federal income tax to the extent that our taxable income exceeds the amount of dividends paid to our stockholders for the taxable year. In addition, we are subject to a 4% nondeductible excise tax on the amount, if any, by which certain distributions paid by us with respect to any calendar year are less than the sum of 85% of our ordinary income for that year, plus 95% of our capital gain net income for that year, plus 100% of our undistributed taxable income from prior years. Although we intend to pay distributions to our stockholders sufficient to avoid the imposition of any federal income tax on our taxable income and the imposition of the excise tax, differences in timing between the actual receipt of income and actual payment of deductible expenses, and the inclusion of such income and deduction of such expenses in arriving at our taxable income, could cause us to have to either borrow funds on a short-term basis to meet the REIT distribution requirements, find another alternative for meeting the REIT distribution requirements, or pay federal income and excise taxes. The cost of borrowing or the payment of federal income and excise taxes would reduce the amount of liquidating distributions we pay to our stockholders.

So long as we continue to qualify as a REIT, any net gain from “prohibited transactions” will be subject to a 100% tax. “Prohibited transactions” are sales of property held primarily for sale to customers in the ordinary course of a trade or business. The prohibited transactions tax is intended to prevent a REIT from retaining any profit from the sales of properties held primarily for sale to customers in the ordinary course of business. The Internal Revenue Code of 1986, as amended (the “Code”) provides for a “safe harbor” which, if all its conditions are met, would protect a REIT’s property sales from being considered prohibited transactions. Whether property is held primarily for sale to customers in the ordinary course of a trade or business is a highly factual determination. We believe that all of our properties are held for investment and the production of rental income, and that none of the sales of our properties will constitute a prohibited transaction. We do not believe that the sales of our properties pursuant to the Plan of Liquidation should be subject to the prohibited transactions tax. However, due to the anticipated sales volume and other factors, the contemplated sales may not qualify for the protective safe harbor. There can, however, be no assurances that the U.S. Internal Revenue Service (the “IRS”) will not successfully challenge the characterization of properties we hold for purposes of applying the prohibited transaction tax.

Distributing beneficial interests in a liquidating trust may trigger tax consequences to our stockholders.

The REIT provisions of the Code generally require that each year we distribute as a dividend to our stockholders 90% of our REIT taxable income (determined without regard to the dividends paid deduction and excluding net capital gain). Liquidating distributions we pay pursuant to the Plan of Liquidation will qualify for the dividends paid deduction, provided that they are paid within 24 months of the adoption of such plan. Conditions may arise which cause us not to be able to liquidate within such 24-month period. For instance, it may not be possible to sell our properties at acceptable prices during such period. In such event, rather than retain our properties and risk losing our status as a REIT, we may elect to transfer our remaining assets and liabilities to a liquidating trust in order to meet the 24-month requirement. Such a transfer would be treated as a distribution of our remaining assets to our stockholders, followed by a contribution of the assets to the liquidating trust. As a result, a stockholder would recognize gain to the extent such stockholder’s share of the cash and the fair market value of any assets received by the liquidating trust was greater than the stockholder’s basis in the stock, notwithstanding that the stockholder would not contemporaneously receive a distribution of cash or any other assets with which to satisfy the resulting tax liability. To the extent such stockholder’s share of the cash and the fair market value of any assets received by the liquidating trust is less than the stockholder’s basis in the stock, such loss is expected to be recognizable at the time of the transfer to the liquidating trust, but not before such time. See “Material United States Federal Income Tax Consequences - United States Federal Income Tax Consequences to U.S. Stockholders” in this proxy statement. In addition, it is possible that the fair market value of the assets received by the liquidating trust, as estimated for purposes of determining the extent of the stockholder’s gain at the time the beneficial interests in the liquidating trust are distributed to the stockholders, will exceed the cash or fair market value of property received by the liquidating trust on a sale of the assets. In this case, the stockholder would recognize a loss in a taxable year subsequent to the taxable year in which the gain was recognized, which loss may be limited under the Code.

OTHER RISKS OF THE PROPOSALS

Our entity value may be adversely affected by adoption of the Plan of Liquidation.

Once our stockholders approve the Plan of Liquidation, we expect to be committed to winding-up our operations. This may adversely affect the value that a potential acquirer might place on the Company. It may also preclude other beneficial courses of action not yet identified by the board of directors.

There can be no assurance that a planned liquidation pursuant to the Plan of Liquidation will maximize stockholder value to a greater extent at this time than would otherwise occur through other alternatives considered by the board of directors and the Special Committee and described in this proxy statement.

If our stockholders approve the Plan of Liquidation, they will no longer participate in any future earnings or benefit from any increases in the value of our properties once such properties are sold. Although the board of directors and the Special Committee each believes that a planned liquidation is in the Company’s best interest and the best interest of our stockholders, it is possible that pursuing one or more of the other alternatives considered by the board of directors and the Special Committee and described in this proxy statement would maximize stockholder value to a greater extent at this time. In that case, we will be foregoing those opportunities if we implement the Plan of Liquidation.

In certain circumstances, the board of directors may terminate, amend, modify or delay implementation of the Plan of Liquidation even if it is approved by our stockholders.

The board of directors has adopted and approved the Plan of Liquidation. Nevertheless, prior to the acceptance for record of the Articles of Dissolution by the SDAT, the board of directors may terminate the Plan of Liquidation for any reason, subject to and contingent upon the approval of such termination by our stockholders. Notwithstanding approval of the Plan of Liquidation by our stockholders, the board of directors, or, if a liquidating trust is established, trustees of the liquidating trust, may make certain modifications or amendments to the Plan of Liquidation without further action by or approval of our stockholders to the extent permitted under law. Although the board of directors has no present intention to pursue any alternative to the Plan of Liquidation, the board of directors may conclude that terminating the Plan of Liquidation is in the best interest of the Company and our stockholders. If the board of directors elects to pursue any alternative to the Plan of Liquidation, our stockholders would have to approve the termination of the Plan of Liquidation and may not receive any of the consideration currently estimated to be available for distribution to our stockholders pursuant to the Plan of Liquidation.

The board of directors will have the authority to sell our assets under terms less favorable than those assumed for the purpose of estimating our net liquidation value range.

If our stockholders approve the Plan of Liquidation, our directors will have the authority to sell any and all of our properties on such terms and to such parties as the board of directors determines in its sole discretion. Notably, our stockholders will have no subsequent opportunity to vote on such matters and will, therefore, have no right to approve or disapprove the terms of such sales.

Our stockholders could, in some circumstances, be held liable for amounts they received from us in connection with our dissolution.

If we fail to create an adequate contingency reserve for payment of our expenses and liabilities, or if we transfer our assets to a liquidating trust and the contingency reserve and the assets held by the liquidating trust are less than the amount ultimately found payable in respect of expenses and liabilities, each of our stockholders could be held liable for the payment to our creditors of such stockholder’s pro rata portion of the excess, limited to the amounts previously received by the stockholder in distributions from us or the liquidating trust, as applicable. If a court holds at any time that we failed to make adequate provision for our expenses and liabilities or if the amount ultimately required to be paid in respect of such liabilities exceeds the amount available from the contingency reserve and the assets of the liquidating trust, our creditors could seek an injunction to prevent us from paying distributions under the Plan of Liquidation on the grounds that the amounts to be distributed are needed to provide for the payment of such expenses and liabilities. Any such action could delay or substantially diminish the amount of liquidating distributions to be paid to our stockholders or holders of beneficial interests of any liquidating trust.

We will continue to incur the expenses of complying with public company reporting requirements.

Until our liquidation and dissolution are complete, we have an obligation to continue to comply with the applicable reporting requirements of the Exchange Act, even if compliance with these reporting requirements is economically burdensome. Moreover, even if the Reporting Proposal is approved and the charter would no longer require us to provide audited financial statements to our stockholders, any decision by the Company to cease providing audited financial statements to our stockholders would require that the SEC grant us relief from certain reporting requirements under the Exchange Act. If the Plan of Liquidation is approved, in order to curtail expenses, we may, after filing our Articles of Dissolution, seek relief from the SEC from certain reporting requirements under the Exchange Act. We anticipate that, if we seek such relief and it is granted, we would continue to file current reports on Form 8-K to disclose material events relating to our liquidation and dissolution, along with any other reports that the SEC might require, but would discontinue filing annual and quarterly reports on Forms 10-K and 10-Q. However, we may not seek such relief or the SEC may not grant any such relief. To the extent that we delay filing the Articles of Dissolution or if we do not obtain reporting relief, we would be obligated to continue complying with the applicable reporting requirements of the Exchange Act. The expenses we incur in complying with the applicable reporting requirements would reduce the amount of liquidating distributions we pay to our stockholders.

Approval of the Plan of Liquidation may lead to stockholder litigation, which could result in substantial costs and distract our management.

Extraordinary corporate actions by a company, such as our proposed Plan of Liquidation, sometimes lead to lawsuits being filed against that company. We may become involved in this type of litigation in connection with the Plan of Liquidation Proposal. As of the date of this proxy statement, no such lawsuits relative to the Plan of Liquidation were pending or, to our knowledge, threatened. However, if such a lawsuit is filed against us, the litigation could be expensive and divert management’s attention from implementing the Plan of Liquidation.

Our directors and officers and the Advisor and its affiliates may have conflicts of interest that may influence their support of the Plan of Liquidation and may cause them to manage our liquidation in a manner not solely in the best interest of our stockholders.

In considering the recommendations of the board of directors and the Special Committee with respect to the Plan of Liquidation Proposal, you should be aware that some of our directors and officers and the Advisor and its affiliates have interests in the liquidation that are different from your interests as a stockholder. The board of directors and the Special Committee each was aware of these actual and potential conflicts of interest and considered them in making their recommendations. Some of the conflicts of interest presented by the liquidation are summarized below.

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All of our executive officers, including Messrs. Schreiber and Waldvogel and Ms. Yamane, are officers of the Advisor and/or one or more of the Advisor’s affiliates and are compensated by those entities, in part, for their service rendered to us. We currently do not pay any direct compensation to our executive officers. Mr. Schreiber is also one of our directors.

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Pursuant to the terms of the advisory agreement, the Advisor is expected to be entitled to disposition fees in connection with the sale of our properties. These disposition fees, including fees for the sale of the Campus Drive Buildings, are estimated to be between approximately $10.3 million and $11.1 million, depending upon the prices we receive for the sale of our properties. See “Proposal One – The Plan of Liquidation Proposal – Use of Liquidation Proceeds.”

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The Advisor earns asset management fees from us and receives reimbursement of certain of its operating costs. The Advisor will continue to earn such fees and receive reimbursements as long as we continue to own any properties, and the Advisor will receive reimbursements for expenses until our liquidation and dissolution are complete. Based on the properties we owned as of the date of this proxy statement, excluding the Campus Drive Buildings, which are under contract to sell as of the date of this proxy statement, we project that we may pay the Advisor an aggregate of approximately $7.6 million for asset management fees and reimbursement of certain of its operating expenses in 2020 and 2021 during the liquidation process, although this estimate may vary significantly based on the timing of property sales.

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The Advisor owns a total of 20,000 shares of our common stock, for which we estimate it will receive liquidating distributions of between approximately $68,000 and $76,600 in connection with our liquidation.

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Not including the 20,000 shares owned by the Advisor referenced above, one of our directors owns an aggregate of 2,680 shares of our common stock, for which we estimate he will receive aggregate liquidating distributions of between approximately $9,112 and $10,264 in connection with our liquidation.

Consequently, some of our directors and officers and the Advisor, in some instances, may be more motivated to support the Plan of Liquidation than might otherwise be the case if they did not expect to receive those payments. Additionally, because of the above conflicts of interest, our directors, our officers and the Advisor may be motivated to make decisions or take actions based on factors other than the best interest of our stockholders throughout the liquidation process.

Our officers, our affiliated directors, the Advisor and the real estate professionals assembled by the Advisor will face competing demands on their time which may adversely affect their management of our liquidation.

The Advisor is also the external advisor to KBS Real Estate Investment Trust III, Inc. (“KBS REIT III”) and KBS Growth & Income REIT, Inc. (“KBS Growth & Income REIT”), each of which is a KBS-sponsored non-traded REIT. Other KBS-advised investors are also advised by affiliates of the Advisor, and an affiliate of the Advisor serves as the U.S. asset manager for Prime US REIT, a Singapore real estate investment trust. These other programs and investors rely on many of the same real estate professionals as we do, including Mr. Schreiber. As a result of their obligations to these other KBS-sponsored programs and/or KBS-advised investors, Mr. Schreiber, our officers and the Advisor’s other real estate professionals face conflicts of interest in allocating their time among us, KBS REIT III, KBS Growth & Income REIT, Prime US REIT, other KBS-advised investors and the Advisor, as well as other business activities in which they are involved.

Stockholder approval of the Indemnification Proposal could reduce our ability to recover certain losses and could increase defense costs for which we are responsible, both of which could reduce stockholder returns.

The Indemnification Proposal increases the risk that we and our stockholders will not be able to recover monetary damages from our directors if they fail to meet the statutory standard of conduct or from our officers if they fail to satisfy their duties under Maryland law. In addition, the Indemnification Proposal would allow for indemnification of our present and former directors and officers and the Advisor and its affiliates in circumstances where indemnification is currently limited by the charter. The reduced ability to recover from our present and former directors and officers and the Advisor and its affiliates and the increased right to indemnification would be true not only for their future acts or omissions but also for acts or omissions that occurred prior to the date of the amendment to the charter reflected in the Indemnification Proposal. The Indemnification Proposal also increases the risk that we will incur significant defense costs that would otherwise have to be borne by our present and former directors or officers or the Advisor or its affiliates.

RISKS OF OUR BUSINESS

The risk factors set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (the “2018 Annual Report”) and in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2019 (the “Q3 2019 Quarterly Report”), each as filed with the SEC, are incorporated by reference in this proxy statement.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

The information in this proxy statement contains forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. We intend that such forward-looking statements be subject to the safe harbors created by Section 21E of the Exchange Act. These statements include statements regarding the intent, belief or current expectations of the Company and members of the management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should,” “could,” “continues,” “pro forma” or similar expressions. Among many other examples, the following statements are examples of the forward-looking statements in this proxy statement:

•	all predictions of the amount and timing of liquidating distributions to be received by our stockholders;

•	all statements regarding our ability to continue to qualify as a REIT;

•	all statements regarding how the board of directors or the Special Committee will interpret and comply with the terms of the Plan of Liquidation;

•	all statements regarding the timing of property dispositions and the sales price we will receive for our properties; and

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all statements regarding future cash flows, future business prospects, future revenues, future working capital, the amount of cash reserves we may establish in the future, future liquidity, future capital needs, future interest costs, future income or the effects of the liquidation.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Such statements are subject to known and unknown risks and uncertainties and other unpredictable factors, many of which are beyond our control. The Company makes no representation or warranty (express or implied) about the accuracy of any such forward-looking statements. These statements are based on a number of assumptions involving the judgment of management. Many relevant risks are described under the caption “Risk Factors” in this proxy statement, as well as throughout this proxy statement and the incorporated documents, including those in the 2018 Annual Report and in the Q3 2019 Quarterly Report, and you should consider these important cautionary factors as you read this document.

Our actual results, performance or achievements may differ materially from the anticipated results, performance or achievements that are expressed or implied by our forward-looking statements. Among the factors that could cause such a difference are:

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uncertainties relating to the implementation of our liquidation strategy, including uncertainties relating to our ability to successfully dispose of some of our remaining properties at the times and the prices we expect;

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uncertainties relating to whether a planned liquidation pursuant to the Plan of Liquidation will maximize stockholder value to a greater extent at this time than would otherwise occur through the other alternatives considered by the board of directors and the Special Committee and described in this proxy statement;

•	uncertainties relating to future political, economic, competitive and market conditions;

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uncertainties relating to our portfolio, including uncertainties relating to our ability to maintain occupancy levels and lease rates at our real estate properties, and uncertainties relating to our operations;

•	uncertainties relating to certain tax matters, including the IRS treating the sale of our properties pursuant to the Plan of Liquidation as subject to the prohibited transactions tax;

•	uncertainties regarding the impact of regulations, changes in government policy and industry competition;

•	uncertainties regarding potential stockholder litigation as a result of the Plan of Liquidation Proposal; and

•	other risks detailed from time to time in our reports filed with the SEC. Please refer to our SEC filings for a description of such factors.

The cautionary statements contained or referred to in this proxy statement should be considered in connection with any subsequent written or oral forward-looking statements that may be issued by us or persons acting on our behalf. The Company undertakes no obligation to update or revise forward-looking statements in this proxy statement to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law.

OUR BUSINESS AND ASSETS

Our Business

We are a Maryland corporation that was formed on July 12, 2007. We elected to be taxed as a REIT beginning with the taxable year ended December 31, 2008 and currently qualify as a REIT for federal income tax purposes.

On April 22, 2008, we launched our initial public offering of up to 200,000,000 shares of common stock in our primary offering and 80,000,000 shares of common stock under our dividend reinvestment plan. We ceased offering shares of common stock in our primary offering on December 31, 2010. We terminated our dividend reinvestment plan effective May 29, 2014. We sold 182,681,633 shares in our primary offering for gross offering proceeds of $1.8 billion and 30,903,504 shares under our dividend reinvestment plan for gross offering proceeds of $298.2 million.

Our shares are illiquid and nearly all of our stockholders have held their stock for between nine and eleven years. As disclosed in the registration statement for our initial public offering, the charter required that we seek stockholder approval of our liquidation if our shares of common stock were not listed on a national securities exchange by March 2018, unless a majority of our conflicts committee determined that liquidation was not then in the best interest of our stockholders. The charter requires that the conflicts committee revisit the issue of liquidation at least annually. In March 2018 and in March 2019, the conflicts committee determined that liquidation was not then in the best interest of our stockholders.

Subject to certain restrictions and limitations, we are externally managed by the Advisor, a Delaware limited liability company and a wholly owned subsidiary of KBS Holdings LLC, our sponsor. Charles J. Schreiber, Jr. indirectly controls KBS Holdings and KBS Capital Advisors. The Advisor is responsible for managing our day-to-day operations and our portfolio of properties and for the management and disposition of properties on our behalf pursuant to an advisory agreement. We have no paid employees.

Our primary business objectives prior to the board of directors and the Special Committee recommending that you vote to approve the Plan of Liquidation were to: (i) maintain and, if possible, improve the quality and income-producing ability of our investments; (ii) position our investments to improve their value; and (iii) manage our portfolio to remain compliant with REIT requirements under the Code. Additionally, since 2017, our focus has been to: continue to strategically sell assets and consider special distributions to stockholders; and negotiate lease renewals or new leases, and complete capital projects, such as renovations or amenity enhancements, in each case in order to enhance property stability and better position our remaining assets for sale.

Our Properties

With the net proceeds from our initial public offering and debt financing, we invested in a diverse portfolio of real estate and real estate-related investments. As of the date of this proxy statement, our portfolio of real estate consisted of six office properties and an office campus consisting of five office buildings, encompassing in the aggregate 3.9 million rentable square feet.

As of the date of this proxy statement, we had entered into an agreement to sell two of our six office properties (the 100 & 200 Campus Drive Buildings and the 300-600 Campus Drive Buildings), which we refer to as the Campus Drive Buildings in this proxy statement. The following table presents certain information about our properties owned as of the date of this proxy statement, including the Campus Drive Buildings, which are under contract to sell.

Real Estate Properties

Real Property Name and Location(1)	Date Acquired	Property Type	Rentable Square Feet	Annualized Base Rent (in thousands)(2)	Average Annualized Base Rent per Sq. Ft.	Occupancy as of September 30, 2019
100 & 200 Campus Drive Buildings Florham Park, NJ	09/09/2008	Office	590,458	$14,049	$31.81	74.8%
300-600 Campus Drive Buildings Florham Park, NJ	10/10/2008	Office	578,388	18,132	33.57	93.4%
Willow Oaks Corporate Center Fairfax, VA	08/26/2009	Office	584,003	8,699	28.66	52.0%
Union Bank Plaza Los Angeles, CA	09/15/2010	Office	701,888	23,798	42.29	80.2%
Granite Tower Denver, CO	12/16/2010	Office	591,070	18,884	34.86	91.6%
Fountainhead Plaza Tempe, AZ	09/13/2011	Office	445,957	11,728	26.30	100.0%
Corporate Technology Centre San Jose, CA	03/28/2013	Office	415,492	5,774	33.39	41.6%

TOTALS			3,907,256	$101,064	$33.59	77.0%

(1) As of the date of this proxy statement, the Company had entered into an agreement to sell the Campus Drive Buildings. For more information, see “ – Properties under Contract to Sell” below.

(2) Annualized base rent represents annualized contractual base rental income as of September 30, 2019, adjusted to straight-line any contractual tenant concessions (including free rent), rent increases and rent decreases from the lease’s inception through the balance of the lease term.

Properties under Contract to Sell

As of the date of this proxy statement, the Campus Drive Buildings were under contract to sell at an aggregate total sales price of approximately $311.0 million. There can be no assurance that the disposition of the Campus Drive Buildings will close on the projected closing date or at all, or that the Campus Drive Buildings will sell for the projected sales price. In addition, this disposition is not contingent on stockholder approval of the Plan of Liquidation Proposal.

PROPOSAL 1.    THE PLAN OF LIQUIDATION PROPOSAL

General

We are seeking stockholder approval of the Plan of Liquidation Proposal at the annual meeting. The Plan of Liquidation was approved by the board of directors on November 13, 2019, subject to stockholder approval. The following summary describes the material provisions of the Plan of Liquidation. This summary does not purport to be complete and may not contain all of the information about the Plan of Liquidation that is important to you. The Plan of Liquidation is attached hereto at Annex A and is incorporated by reference in this proxy statement, and we encourage you to read it carefully in its entirety for a more complete understanding of the Plan of Liquidation. By approving the Plan of Liquidation, our stockholders will be approving our dissolution under Section 3-403 of the MGCL.

Background of the Plan of Liquidation

Chronology of Events

Our shares are illiquid and nearly all of our stockholders have held their stock for between nine and eleven years. As disclosed in the registration statement for our initial public offering, the charter required that we seek stockholder approval of our liquidation if our shares of common stock were not listed on a national securities exchange by March 2018, unless a majority of our conflicts committee determined that liquidation was not then in the best interest of our stockholders. The charter requires that the conflicts committee revisit the issue of liquidation at least annually. In March 2018 and in March 2019, the conflicts committee determined that liquidation was not then in the best interest of our stockholders.

On January 27, 2016, in light of our portfolio positioning and real estate market conditions, the board of directors formed the Special Committee to explore the availability of strategic alternatives involving the Company. The Special Committee retained O’Melveny & Myers LLP as its legal counsel. The Special Committee met with multiple investment banks and ultimately selected, and on February 23, 2016 engaged, Evercore to act as our financial advisor to assist us and the Special Committee with this process. On March 16, 2016, the Company announced the formation by the board of directors of the Special Committee, the Special Committee’s retention of Evercore, and the commencement by the Special Committee of an exploration of strategic alternatives for the Company.

The Evercore engagement was twofold. In part one of its engagement, Evercore was asked by the Special Committee to engage in a substantive review of the Company’s properties, working with the Advisor, to better understand and assess the Company’s properties and ultimately present to the Special Committee its analysis of the Company’s properties. In part two of its engagement, Evercore was asked by the Special Committee to assist it in assessing various strategic alternatives for the Company.

Between March 15, 2016 and April 10, 2016, the Special Committee met three times, in each case with representatives of Evercore and O’Melveny & Myers LLP present. At these meetings, the Special Committee received progress updates from Evercore regarding its work.

On April 11, 2016, the Special Committee held a meeting at which Evercore presented the results of its substantive review of the Company’s properties. The Special Committee engaged in a thorough discussion with Evercore regarding the results of its analysis and requested additional follow up from Evercore regarding its presentation, which Evercore provided at an April 18, 2016 Special Committee meeting. At the April 18, 2016 meeting, the Special Committee discussed with Evercore the likelihood, given Evercore’s review of the Company and its properties, that a third party would be interested in an acquisition of the Company’s assets through a merger or portfolio or whole-entity sale at an attractive price to the Company and its stockholders.

On May 4, 2016, the Special Committee met in preparation for a meeting to be held on May 6, 2016 with representatives of the Company’s management, the Advisor, Evercore, O’Melveny & Myers LLP and DLA Piper LLP (US).

On May 6, 2016, the Special Committee held a meeting at which representatives of the Company’s management, the Advisor, Evercore and O’Melveny & Myers LLP were present as were representatives of DLA Piper LLP (US). At this meeting, representatives of management, the Advisor and DLA Piper LLP (US) reviewed for the Special Committee an outline of the process and considerations for the liquidation and dissolution of the Company, including with respect to legal, tax and SEC reporting considerations.

On May 19, 2016, the Special Committee held a meeting with representatives of Evercore and O’Melveny & Myers LLP present. The Special Committee engaged in a follow up discussion regarding the May 6, 2016 Special Committee meeting. The Special Committee also authorized Evercore to market for sale the Company and its properties and approved a proposed public announcement to this effect.

On May 26, 2016, we announced the determination of the Special Committee that it would be in our best interest and the best interest of our stockholders to market for sale the Company’s assets while it continued to explore strategic alternatives for us. However, based on Evercore’s review and marketing of the Company’s properties for a portfolio sale that had not resulted in a transaction that would be in the best interest of the Company’s stockholders, the Special Committee again discussed with Evercore the likelihood that it would be able to obtain an attractive offer from a third party for an acquisition of the Company’s assets through a merger or portfolio or whole-entity sale. After considering Evercore’s advice, the Special Committee instructed the Advisor to continue to perform a comprehensive analysis of the Company’s assets for the purpose of recommending which assets the Company should sell or continue to operate (which we refer to in this proxy statement as the hold/sell analysis) and whether the Company should adopt a plan of liquidation.

From May 26, 2016 through and including August 15, 2016, the Special Committee met six times. At each of these meetings, the Special Committee received updates from Evercore regarding the marketing process as well as confirmation that no attractive offers had been received for an acquisition of the Company’s assets through a merger or portfolio or whole-entity sale. At the August 15, 2016 meeting, representatives of Evercore confirmed that the active marketing process had concluded.

On December 9, 2016, the board of directors held a meeting at which representatives of the Company’s management, the Advisor, Evercore and O’Melveny & Myers LLP were present. The Company’s management and representatives of the Advisor reviewed and discussed with the board of directors a detailed hold/ sell analysis with respect to each of the Company’s properties and liquidation alternatives for the Company. After a lengthy discussion, the board of directors asked management and the Advisor to provide additional schedules related to the various hold/sell strategies. On January 3, 2017, at the request of the board of directors, management and representatives of the Advisor presented additional information to the board of directors regarding potential hold/sell scenarios for the Company’s assets. Representatives of Evercore and O’Melveny & Myers LLP also participated in the meeting. The presentation was followed by a detailed discussion regarding the benefits and risks of a shorter-term versus a longer-term hold strategy given the current state of the portfolio and the real estate and capital markets.

On October 31, 2017, the board of directors held a meeting at which the Company’s management and representatives of the Advisor reviewed and discussed a presentation updating the board of directors with respect to various hold/ sell considerations for the Company’s properties, including, among other matters, results of recent efforts to market certain properties; leasing developments; and lease maturities, expected capital expenditures and financing strategies in various hold/sell scenarios. The Advisor recommended to the Special Committee and the board of directors that it would be in the best interest of our stockholders for the Company to market for sale and, if satisfactory prices were obtained, sell those of our properties that the Advisor believed were best positioned for sale in the near term, while continuing to operate the remainder of our portfolio with a view toward making the necessary enhancements to best position the remaining assets in our portfolio for sale. Those enhancements included addressing key lease expirations for certain of our remaining assets as well as executing on those capital projects recommended by the Advisor for our remaining assets.

On January 26, 2018, the board of directors held a meeting at which representatives of the Company’s management, the Advisor, Evercore and O’Melveny & Myers LLP were present. At the meeting, the Company’s management and representatives of the Advisor reviewed and discussed with the board of directors updated hold/sell strategies with respect to each of the Company’s properties and liquidation alternatives for the Company based on key attributes of the portfolio and of the specific properties, including but not limited to lease executions, the completion of capital projects and the status of the Company’s debt obligations. Based on the recommendation of the Advisor and with the concurrence of the Special Committee’s financial advisor, the board of directors determined to continue to pursue strategic asset sales while continuing to stabilize assets in the portfolio to better position those assets for sale.

On December 3, 2018, the board of directors held a meeting at which representatives of the Company’s management, the Advisor and Evercore were present. Again, the Company’s management and representatives of the Advisor reviewed and discussed the current assets in the portfolio, including an update on the status of potential sales. Additionally, management gave an update on its efforts to stabilize the remaining assets in the portfolio.

In connection with the strategy reviewed and discussed at the December 3, 2018 meeting of the board of directors as well as the positioning of the specific assets, on May 23, 2019, the Company completed the sales of Pierre Laclede Center and Emerald View at Vista Center. On June 12, 2019, the board of directors declared a special distribution in the amount of $0.45 per share of common stock to stockholders of record as of the close of business on June 17, 2019 funded primarily from the Company’s net proceeds from the sale of Pierre Laclede Center and Emerald View at Vista Center.

As a result of developments over the past six months with respect to the execution of several key leases and completion of capital projects that enhance property stability and better position our remaining assets for sale, as well as the entry into the sale agreement for the Campus Drive Buildings, at a meeting on November 8, 2019, at which representatives of the Company’s management, Evercore, and DLA Piper LLP (US) were present, the Advisor presented a Plan of Liquidation for the remaining properties in the portfolio and the Advisor recommended that a planned liquidation pursuant to the Plan of Liquidation would be in the Company’s best interest and the best interest of our stockholders. The board of directors and the Special Committee carefully reviewed and considered the terms and conditions of the Plan of Liquidation and the transactions contemplated by that plan, as well as the other alternatives described in this proxy statement, and the Special Committee consulted with Evercore regarding Evercore’s view of the Company’s assets as well as its view of the Company’s other strategic alternatives, including a merger of the Company with another entity, a sale of the Company, a sale of the Company’s portfolio in a single transaction or a listing of the Company on a national securities exchange.

On November 13, 2019, the Special Committee unanimously determined that the terms of the Plan of Liquidation are fair to you, advisable and in your best interest, and approved the Plan of Liquidation. Based upon the factors discussed more thoroughly below under the heading “Reasons for the Liquidation,” the Special Committee concluded that a planned liquidation pursuant to the Plan of Liquidation was in the Company’s best interest and the best interest of our stockholders, which conclusion considered the recommendations from the Advisor and similar advice from Evercore to the Special Committee. Accordingly, the Special Committee approved the sale of all of our properties and our dissolution pursuant to the terms of the Plan of Liquidation, pending your approval. The Special Committee also unanimously recommended that the board of directors approve the sale of our assets and our dissolution pursuant to the terms of the Plan of Liquidation and that our stockholders approve the Plan of Liquidation Proposal. After due consideration, the board of directors then unanimously determined that the terms of the Plan of Liquidation are fair to you, advisable and in your best interest, and approved the sale of all of our properties and our dissolution pursuant to the terms of the Plan of Liquidation, pending your approval. The board of directors also unanimously recommended that our stockholders approve the Plan of Liquidation Proposal.

We currently estimate that if the Plan of Liquidation Proposal is approved by our stockholders and we are able to successfully implement the plan, our net proceeds from liquidation and, therefore, the amount of cash that you would receive for each share of our common stock that you then hold, could range between approximately $3.40 and $3.83 per share. If the Plan of Liquidation is approved by our stockholders, we intend to pay the initial liquidating distribution within two months of stockholder approval, with such distribution to be funded from the proceeds from the sale of the Campus Drive Buildings. We note that we previously paid (i) a special distribution in the amount of $4.50 per share to stockholders of record as of the close of business on September 15, 2014 and (ii) a special distribution of $0.45 per share to stockholders of record as of the close of business on June 17, 2019, all in connection with asset sales.

Our range of estimated net proceeds from liquidation is based upon market, economic, financial and other circumstances and conditions existing as of the date of this proxy statement, and any changes in such circumstances and conditions during the liquidation process could have a material effect on the ultimate amount of liquidating distributions received by stockholders.

Assessment of Strategic Alternatives

The decision of the Special Committee and the board of directors to seek your approval for the Plan of Liquidation followed a lengthy process in which the Special Committee and the board of directors reviewed several different strategic alternatives, in addition to liquidation, including the following:

•	continuing under the current business plan; and

•	seeking to dispose of our assets through a merger or a portfolio or whole-entity sale.

The board of directors and the Special Committee also considered a listing of our common stock on a national securities exchange. However, after consulting with Evercore and the Advisor, the board of directors and the Special Committee each concluded that because of the nature of the Company’s portfolio of properties, along with our externalized management structure, it would not be worthwhile to devote meaningful time or resources to evaluating a possible listing of our shares on a national securities exchange.

In addition, the board of directors and the Special Committee also considered that our shares are illiquid and nearly all of our stockholders have held their stock for between nine and eleven years. The board of directors and the Special Committee also considered the fact that, as disclosed in the registration statement for our initial public offering, the charter required that we seek stockholder approval of our liquidation if our shares of common stock were not listed on a national securities exchange by March 2018, unless a majority of our conflicts committee determined that liquidation was not then in the best interest of our stockholders. The charter requires that the conflicts committee revisit the issue of liquidation at least annually. In March 2018 and in March 2019, the conflicts committee determined that liquidation was not then in the best interest of our stockholders.

Continuation of Current Business Plan

The board of directors and the Special Committee considered continuation of the Company’s current business plan. In particular, they noted that:

•

The fixed costs associated with managing a public REIT, including the significant cost of corporate compliance with all federal, state and local regulatory requirements applicable to us with respect to our business activities, are substantial. Such costs include, without limitation, the cost of preparing or causing to be prepared all financial statements required under applicable regulations and contractual undertakings and all reports, documents and filings required under the Exchange Act, or other federal or state laws for the general maintenance of our status as a REIT, under the applicable provisions of the Code, or otherwise. If we continue operating under our current business plan, the remaining portfolio would be required to cover the costs of managing the Company.

•

The costs associated with maintaining our real estate properties and improving their performance including, without limitation, the costs of leasing commissions, tenant inducements (including, without limitation, tenant improvement allowances) and capital improvements at our properties, are significant.

•

If we continue operating under our current business plan, reductions in operating cash flow due to the fixed costs associated with running a public REIT, asset sales and the costs of maintaining our properties may adversely affect our ability to pay distributions. As a result, we may need to further revise our distribution policy.

After consideration of these and other factors related to the continuation of the Company’s current business plan, including developments over the past six months with respect to the execution of several key leases and completion of capital projects that enhance property stability and better position our remaining assets for sale, our board of directors and the Special Committee concluded that it would be in our best interest and the best interest of our stockholders to engage in a planned liquidation pursuant to the Plan of Liquidation.

Merger or Portfolio or Whole-Entity Sale

The board of directors and the Special Committee also considered seeking to dispose of our assets through a merger or a portfolio or whole-entity sale. Most significant to their consideration was the fact that, notwithstanding:

•

the public disclosure made by the Company on March 16, 2016, pursuant to a Form 8-K filed with the SEC, with respect to the formation by the board of directors of the Special Committee, the Special Committee’s retention of Evercore and its exploration of strategic alternatives;

•	the reaffirmation of the foregoing disclosure by the Company pursuant to its quarterly report on Form 10-Q filed by the Company with the SEC on May 9, 2016;

•

the public disclosure made by the Company on May 26, 2016, both in the form of a widely disseminated press release and a Form 8-K filed with the SEC, with respect to the Special Committee’s determination to market our properties for sale; and

•

the reaffirmation of the foregoing disclosures by the Company pursuant to each of its quarterly reports on Form 10-Q and annual reports on Form 10-K filed by the Company with the SEC from August 2016 through November 2019;

the board of directors and the Special Committee received no attractive offers for an acquisition of the Company’s assets through a merger or portfolio or whole-entity sale.

Reasons for the Plan of Liquidation Proposal; Recommendation of the Board of Directors and the Special Committee

After considering the other alternatives described in this proxy statement, the board of directors and the Special Committee concluded that a planned liquidation pursuant to the Plan of Liquidation was in the Company’s best interest and the best interest of our stockholders.

In making this determination and evaluating the Plan of Liquidation, the board of directors and the Special Committee consulted with the Advisor and with the Company’s legal advisors as well as the Special Committee’s legal and financial advisors, and the board of directors and the Special Committee considered a number of factors, including the following factors which the board of directors and the Special Committee each viewed as supporting its decision to approve the Plan of Liquidation and to recommend approval of the Plan of Liquidation Proposal to our stockholders:

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the recommendation from the Advisor that it would be advantageous to liquidate the Company and its properties at this time based on the state of and future outlook for the portfolio, rather than continuing its current operations, and similar advice from Evercore;

•

the board of directors’ and Special Committee’s review of strategic alternatives for the Company over the past several years, including a merger or portfolio or whole-entity sale, a listing of the Company’s common stock on a national securities exchange, and the board of directors’ and Special Committee’s belief, after consultation with both Evercore and the Advisor, that none of these other strategic alternatives considered by the board of directors and the Special Committee was in the Company’s best interest and the best interest of our stockholders at this time;

•	the lack of any attractive offers for an acquisition of the Company’s assets through a merger or portfolio or whole-entity sale, notwithstanding the prior public announcements made by the Company regarding the formation of the Special Committee, the Special Committee’s retention of Evercore and marketing the Company’s assets for sale;

•

the current favorable conditions for sale transactions in the commercial real estate market, including, among other conditions, the historically low cost of debt and low capitalization rates in the industry;

•	market-dictated discounts we might have incurred through the sale of the Company in its entirety, either through a merger or portfolio sale;

•

our estimated net proceeds from liquidation and, therefore, the amount of cash that you would receive for each share of our common stock that you then hold, could range between approximately $3.40 and $3.83 per share, which is after previously paid special distributions (i) of $4.50 per share to stockholders of record as of the close of business on September 15, 2014 and (ii) of $0.45 per share to stockholders of record as of the close of business on June 17, 2019, all in connection with asset sales;

•

the board of directors’ and the Special Committee’s belief that the range of liquidating distributions that management estimates we will pay to our stockholders is fair relative to the board of directors’ and Special Committee’s own assessment of our current and expected future financial condition, earnings, business opportunities, strategies and competitive position and the nature of the market environment in which we operate;

•

the liquidity that the Plan of Liquidation will provide our stockholders, particularly in light of the fact that the Company’s common stock is not listed on a national securities exchange and that the charter required that we seek stockholder approval of our liquidation if our shares of common stock were not listed on a national securities exchange by March 2018, unless a majority of our conflicts committee determined that liquidation was not then in the best interest of our stockholders. The charter requires that the conflicts committee revisit the issue of liquidation at least annually. In March 2018 and in March 2019, the conflicts committee determined that liquidation was not then in the best interest of our stockholders;

•	the significant time period during which our stockholders have held illiquid shares;

•

the significant risks and uncertainties of continuing our current business plan, including ongoing portfolio maintenance costs, anticipated lease turnover, anticipated capital expenditures, and the financial reporting and other expenses of continuing to operate the Company as a public REIT, which risks and uncertainties may be exacerbated as we continue to decrease in size as a result of recent property sales and the pending sale of the Campus Drive Buildings;

•

the fact that the Plan of Liquidation Proposal is subject to approval by our stockholders, which allows our stockholders to have a direct vote on whether they concur with the proposal as a favorable outcome for the Company and our stockholders;

•

the greater uncertainty, in the absence of a Plan of Liquidation, of whether asset sales will trigger the 100% “prohibited transaction” tax (which is imposed on transactions that are considered to be dealer sales to customers in the ordinary course of business) (see “ – Material United States Federal Income Tax Consequences”);

•

the potential tax benefits to our U.S. Stockholders (defined below) (because distributions received by U.S. Stockholders pursuant to the Plan of Liquidation are treated first as return of the tax basis in the stockholder’s shares, with any excess treated as capital gain, while distributions that are not paid pursuant to the Plan of Liquidation are generally includable in the U.S. Stockholder’s taxable income as dividends to the extent that the Company has current or accumulated earnings and profits); noting, however, that a loss inherent in a U.S. Stockholder’s shares cannot be recognized until the year of the final distribution, which is expected to be the 2022 taxable year (see “ – Material United States Federal Income Tax Consequences”); and

•	the terms and conditions of the Plan of Liquidation.

The board of directors and the Special Committee each believes that each of these factors generally supports their determinations and recommendations. The board of directors and the Special Committee each also considered potentially negative factors concerning the Plan of Liquidation including, without limitation, those listed below:

•

there could be no assurance that we would be successful in disposing of our assets for total net proceeds equal to or exceeding the low end of our range of estimated net proceeds from liquidation or that the dispositions would occur in the timeframe expected;

•

the risk that interest rates, the availability of financing, general economic conditions, real estate tax rates, competition in the real estate market, the availability of suitable buyers and other conditions could change during the liquidation process, which could have a material effect on the ultimate amount or timing of liquidating distributions received by our stockholders;

•	the fact that after our liquidation you will no longer participate in any future earnings or benefit from any increases in the value of our assets;

•

the actual or potential conflicts of interest which certain of our executive officers and directors have in connection with the liquidation, including those identified under the headings “Risk Factors” and “Interests in the Liquidation that Differ from Your Interests;”

•	the costs that we will incur in carrying out the liquidation, including significant legal, accounting and financial advisory fees and costs under the advisory agreement with the Advisor;

•

as opposed to a merger or portfolio or whole-entity sale with a relatively short time frame during which a third party would acquire the Company or all of its assets, the liquidation process will involve a longer distribution time frame and will require the Company to incur potentially larger administrative and other costs;

•	the individual or sub-portfolio sales would require multiple transactions and other additional activity;

•

the anticipated expenses and potential for unforeseen expenses that will or may be incurred in connection with our liquidation and our operations through the liquidation process, which could reduce the amount of liquidating distributions;

•	the fact that pursuing the Plan of Liquidation could cause us to lose our qualification as a REIT, and the potential adverse tax consequences of such disqualification;

•	the fact that no fairness opinion with respect to the liquidation was obtained;

•

the possibility that stockholders may seek to challenge the Plan of Liquidation Proposal and that defending against any such litigation, even if we prevail, will be time-consuming, expensive and may divert management’s attention from implementing the Plan of Liquidation and otherwise operating our business;

•	the fact that, under Maryland law, our stockholders are not entitled to appraisal rights, dissenters’ rights or similar rights of an objecting stockholder in connection with the Plan of Liquidation;

•

depending on the tax basis in their shares, U.S. Stockholders may recognize taxable gain or loss in connection with the Plan of Liquidation with any such recognizable loss not recognizable until the final distribution (expected to be the 2022 taxable year), noting, however, that assuming the shares are held as a capital asset, there are limitations on the deductibility of capital losses, including that net capital losses may offset only capital gains and up to $3,000 of ordinary income per year in the case of individuals (who may carry forward any unused net capital losses indefinitely), and may only offset capital gains in the case of corporations; non-U.S. Stockholders may recognize taxable gain and incur U.S. withholding taxes regardless of their tax basis in their shares (see “ – Material United States Federal Income Tax Consequences”); and

•	the tax implications of distributing beneficial interests in a liquidating trust (see “ – Material United States Federal Income Tax Consequences”).

The above discussion concerning the information and factors considered is not intended to be exhaustive, but includes the material factors considered by the board of directors and the Special Committee in making their determinations. In view of the variety of factors considered in connection with their evaluation of the planned liquidation pursuant to the Plan of Liquidation, neither the board of directors nor the Special Committee quantified or otherwise attempted to assign relative weights to the factors it considered. Individual members of the board of directors or the Special Committee may have given different weight to different factors and, therefore, may have viewed certain factors more positively or negatively than others.

Recommendations of the Board of Directors and the Special Committee

On November 13, 2019, after reviewing the other alternatives described in the proxy statement, the board of directors and the Special Committee each unanimously determined that a planned liquidation pursuant to the Plan of Liquidation was in the Company’s best interest and the best interest of our stockholders, and that the terms of the Plan of Liquidation are fair to you, advisable and in your best interest. Accordingly, the board of directors and the Special Committee each approved the sale of all of our properties and our dissolution pursuant to the Plan of Liquidation, pending your approval, and unanimously recommend that you vote FOR the approval of the Plan of Liquidation Proposal.

Steps Taken Consistent with the Plan of Liquidation Proposal

As of the date of this proxy statement, the Campus Drive Buildings were under contract to sell at an aggregate total sales price of approximately $311.0 million. There can be no assurance that the disposition of the Campus Drive Buildings will close on the projected closing date or at all, or that the Campus Drive Buildings will sell for the projected sales price. In addition, this disposition is not contingent on stockholder approval of the Plan of Liquidation Proposal.

Calculation of the Range of Estimated Net Proceeds from Liquidation

Our range of estimated net proceeds from liquidation is based on the range in estimated value per share of the Company’s common stock of $3.55 to $3.99 approved by the Company’s board of directors on November 13, 2019, and reduced for (i) expected disposition costs and fees related to future dispositions of real estate, and (ii) estimated corporate and other liquidation and dissolution costs not covered from the Company’s cash flow from operations. The Company’s board of directors approved the estimated value per share to assist the Company in calculating the range of estimated net proceeds from liquidation. The estimated value per share is based on the estimated value of the Company’s assets less the estimated value of the Company’s liabilities, or net asset value, divided by the number of shares outstanding, all as of September 30, 2019, with the exception of certain adjustments described in Item 8.01 of the Current Report on Form 8-K, filed with the SEC on November 15, 2019 (the “Valuation 8-K”). The information in the Valuation 8-K related to the Company’s estimated value per share is attached hereto at Annex B. For a full description of the methodologies and assumptions used to value our assets and liabilities in connection with the calculation of the estimated value per share, see Annex B.

Based on the estimated value per share as of November 13, 2019 and the estimated costs and expenses of liquidating and dissolving the Company, if the Plan of Liquidation is approved by our stockholders and we are able to successfully implement the plan, we currently estimate that our net proceeds from liquidation and, therefore, the amount of cash that you would receive for each share of our common stock that you then hold, could range between approximately $3.40 and $3.83 per share. The range of estimated net proceeds from liquidation per share is calculated as follows:

Calculation of the Range of Estimated Net Proceeds from Liquidation per Share(1)

	Low End of Estimated Range	High End of Estimated Range

Range in estimated value per share	$3.55	$3.99
Estimated disposition costs and fees per share	(0.13)	(0.14)
Estimated corporate and other liquidation and dissolution costs per share	(0.02)	(0.02)

Range of estimated net proceeds from liquidation per share	$3.40	$3.83

(1)	Reflects low and high ends of range of estimated net proceeds from liquidation per share.

The Company has generally incurred disposition costs and fees related to the sale of its real estate properties since inception of 1.7% to 4.4% of the gross sales price less concessions and credits, with a weighted average of 2.4% as of September 30, 2019.

There are many factors that may affect the actual net proceeds from liquidation, including, among other factors: (i) the actual dates of the closings of, and the ultimate amount of net proceeds received for, the sale of our assets; (ii) changes in market demand that affect the timing of the disposition of office properties during the liquidation process; (iii) the amount of taxes, transaction fees and expenses relating to the Plan of Liquidation; (iv) amounts needed to pay or provide for our liabilities and expenses, including any reserves we may establish to satisfy contingent liabilities; and (v) unanticipated or contingent liabilities that could arise. No assurance can be given as to the amount of liquidating distributions the Company will ultimately pay to its stockholders. We believe that we will have sufficient cash and cash equivalents to pay all of the Company’s current and accrued obligations as a result of cash flow from operations and asset sales. If the Company has underestimated its existing obligations and liabilities or if unanticipated or contingent liabilities arise, the amount of net proceeds from liquidation could be less than that set forth above. These estimates are based upon market, economic, financial and other circumstances and conditions existing as of the date of this proxy statement, and any changes in such circumstances and conditions during the liquidation process could have a material effect on the ultimate amount of liquidating distributions paid to the Company’s stockholders. Also, the Company will continue to incur expenses related to its operations during the liquidation process, and the actual amounts of such expenses may be higher than the Company’s estimate. These expenses will reduce the amount of liquidating distributions we pay to our stockholders. See “Risk Factors” above for a more detailed discussion of these risks.

Compensation and Material Relationships

The Special Committee engaged Evercore to serve as financial advisor to the Company to assist the Company and the Special Committee with the exploration of strategic alternatives. We believe the Company is not affiliated with Evercore or any of its affiliates. While the Company and affiliates of the Advisor have engaged and may engage Evercore or its affiliates in the future for valuations and commercial real estate-related services of various kinds, the Special Committee believes that there are no material conflicts of interest with respect to our engagement of Evercore.

Since Evercore’s engagement in 2016 through the conclusion of its services to the Company and the Special Committee in November 2019, Evercore has been or will be paid an aggregate of $2.95 million for the services as described in this proxy statement. The fees were negotiated between the Special Committee and Evercore. Payment of these fees to Evercore is and was not dependent upon completion of the liquidation or any strategic transaction or upon Evercore’s findings. Evercore will be reimbursed for reasonable out-of-pocket expenses (including legal fees, expenses and disbursements), and Evercore and its affiliates will be indemnified against certain liabilities arising out of this engagement, other than liabilities resulting from Evercore’s gross negligence, bad faith or willful misconduct.

Interests in the Plan of Liquidation that Differ from Your Interests

In considering the recommendations of the board of directors and the Special Committee with respect to the Plan of Liquidation Proposal, you should be aware that some of our directors and officers and the Advisor and its affiliates have interests in the liquidation that are different from your interests as a stockholder. Consequently, our directors and officers and the Advisor and its affiliates, in some instances, may be more motivated to support the Plan of Liquidation than might otherwise be the case if they did not expect to receive those payments. Additionally, because of the below conflicts of interest, our directors and officers and the Advisor and its affiliates may be motivated to make decisions or take actions based on factors other than the best interest of our stockholders throughout the liquidation process. The board of directors and the Special Committee were aware of these actual and potential conflicts of interest and considered them in making their respective recommendations. Some of the conflicts of interest presented by the liquidation are summarized below.

The Advisor May Be Entitled to Receive Fees in Connection with the Plan of Liquidation

All of our executive officers, including Messrs. Schreiber and Waldvogel and Ms. Yamane, are officers of the Advisor and/or one or more of the Advisor’s affiliates and are compensated by those entities, in part, for their service rendered to us. We currently do not pay any direct compensation to our executive officers. Mr. Schreiber, our Chief Executive Officer and President, manages and controls the Advisor.

The Advisor earns asset management fees from us and receives reimbursement of certain of its operating costs. If, as we expect, the Plan of Liquidation takes up to two years to effect, the Advisor will earn fees and receive reimbursements for a longer period of time than if we were to quickly sell our assets through a merger or portfolio or whole-entity sale. Based on the properties we owned as of the date of this proxy statement, excluding the Campus Drive Buildings which are under contract to sell as of the date of this proxy statement, we project that we may pay the Advisor an aggregate of approximately $7.6 million for asset management fees and reimbursement of certain of its operating expenses in 2020 and 2021 during the liquidation process, although this estimate may vary significantly based on the timing of asset sales.

In addition, the Advisor may be entitled to disposition fees in connection with the sale of our assets. If the conflicts committee of the board of directors determines that the Advisor or any of its affiliates provides a substantial amount of services in connection with a sale, the Advisor or such affiliate will receive a fee at the closing of the sale equal to 1.0% of the contract sales price of the asset sold. These disposition fees are estimated to be between approximately $10.3 million and $11.1 million, including fees for the sale of the Campus Drive Buildings, depending upon and correlated to the price we receive for the sale of our assets.

Stock Ownership of the Advisor and Our Executive Officers and Directors

The Advisor owns a total of 20,000 shares of our common stock, for which we estimate it will receive liquidating distributions of between approximately $68,000 and $76,600 in connection with our liquidation.

Not including the 20,000 shares owned by the Advisor referenced in the previous sentence, our executive officers and directors own an aggregate of 2,680 shares of our common stock, for which we estimate they will receive aggregate liquidating distributions of between approximately $9,112 and $10,264 in connection with our liquidation.

Current Litigation Arising from Our Actions in Connection with the Plan of Liquidation

There is currently no litigation arising from our actions in connection with the Plan of Liquidation.

Principal Provisions of the Plan of Liquidation

The following is a brief summary of the material provisions of the Plan of Liquidation. The following summary is qualified in its entirety by reference to the Plan of Liquidation, which we have attached hereto at Annex A and is incorporated by reference into this proxy statement. We encourage you to read the Plan of Liquidation in its entirety.

Pursuant to the Plan of Liquidation we will, among other things, undertake the following:

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dispose of all of our properties, which we expect to accomplish within 24 months after approval of the Plan of Liquidation. Although we currently anticipate that we will sell our assets for cash and our discussion in this proxy statement contemplates that we will receive cash for the sale of our assets, the

Plan of Liquidation provides that our assets may be sold for cash, notes or such other assets as may be conveniently liquidated or distributed to stockholders;

•	liquidate and dissolve the Company and distribute the net proceeds from liquidation in accordance with the provisions of the charter and applicable law;

•	pay or provide for our liabilities and expenses, which may include the purchase of insurance or the establishment of a reserve fund to provide for payment of contingent or unknown liabilities;

•

distribute the remaining proceeds of the liquidation to you after the payment of or provision for our liabilities and expenses, in accordance with the charter and bylaws, and take all necessary or advisable actions to wind-up our affairs;

•

if we cannot sell our assets and pay our liabilities within 24 months after your approval of the Plan of Liquidation, or if the board of directors and the Special Committee otherwise determines that it is advisable to do so, we may transfer our remaining assets and liabilities to a liquidating trust and distribute the beneficial interests in the liquidating trust to you; and

•	wind-up our operations and dissolve the Company, all pursuant to the Plan of Liquidation attached hereto at Annex A.

Prior to the acceptance for record of the Articles of Dissolution by the SDAT, the board of directors may terminate the Plan of Liquidation for any reason, subject to and contingent upon the approval of such termination by our stockholders. Notwithstanding approval of the Plan of Liquidation by our stockholders, the board of directors or, if a liquidating trust is established, the trustees of the liquidating trust, may make certain modifications or amendments to the Plan of Liquidation without further action by or approval of our stockholders to the extent permitted under law.

Liquidating Distributions and Procedures

We currently anticipate paying two or more liquidating distributions to our stockholders. If the Plan of Liquidation is approved by our stockholders, we intend to pay the initial liquidating distribution within two months of stockholder approval, with such distribution to be funded from the proceeds from the sale of the Campus Drive Buildings. We intend to pay the final liquidating distribution to our stockholders no later than 24 months after approval of the Plan of Liquidation, although the timing of this distribution will depend on when we sell our assets. We cannot assure you that the final distribution will be paid within that 24-month period. The aggregate of all liquidating distributions may be less or more than the amounts we anticipate. The actual amounts and times of payment of the liquidating distributions to be paid to you will be determined by the board of directors in its discretion. If you transfer your shares during the liquidation process, the right to receive liquidating distributions will transfer with those shares.

If the Plan of Liquidation Proposal is not approved, the board of directors will consider the best uses of the proceeds from the sale of the Campus Drive Buildings, which uses may include paying a special distribution to our stockholders, continuing to pay down debt, paying for capital expenditures related to certain of our real estate properties to reposition such properties or acquiring additional real estate assets.

The Plan of Liquidation gives the board of directors the authority, in its discretion, to determine how best to provide for any unknown or contingent liabilities consistent with Maryland law. We may obtain insurance policies to cover such costs and/or establish a reserve fund out of which to pay such costs. If we establish a reserve fund, we would expect a final liquidating distribution to be paid once the manager of the fund determines that no further claims are likely to be made upon the fund. Such a determination could be made, for example, upon the expiration of the time periods specified in the statutes of limitations applicable to the type of claims that may be made against the fund. If such a reserve fund is created, the final payout of the fund’s assets remaining after payment of claims against the fund to our stockholders may not occur for three or more years following the filing of our Articles of Dissolution.

Liquidating Trust

If all of our assets are not sold or distributed within 24 months after the approval of the Plan of Liquidation by our stockholders, or if unpaid liabilities remain outstanding, we may transfer any assets not sold or distributed, including any reserve fund or other cash on hand, to a liquidating trust. The creation of a liquidating trust may be necessary to avoid losing our status as a REIT after the 24-month period following adoption of the Plan of Liquidation. If we establish a liquidating trust, we would distribute to our stockholders at that time beneficial interests in the liquidating trust in proportion to the number of shares of common stock owned by such holders. The purpose of the liquidating trust that we may establish will be to liquidate any remaining assets on terms satisfactory to the liquidating trustees and, after paying any of our remaining liabilities, distribute the proceeds of the sale of assets formerly owned by us to the holders of the beneficial interests in the liquidating trust. The liquidating trust will be obligated to pay any of our expenses and liabilities that remain unsatisfied. Approval of the Plan of Liquidation will constitute the approval by our stockholders of (i) the establishment of a liquidating trust, (ii) the board of directors’ appointment of one or more individuals, who may or may not be former members of the board of directors or officers, or corporate persons, including the Advisor, to act as trustee or trustees, and (iii) the terms of any declaration of trust adopted by the board of directors. We expect that beneficial interests in the liquidating trust will not be freely transferable. Therefore, the recipients of beneficial interests in the liquidating trust will not realize any value from these beneficial interests unless and until the liquidating trust distributes cash or other assets to them, which will be solely in the discretion of the trustees.

Any plan to transfer assets to a liquidating trust is only a contingency plan. Therefore, the board of directors has not determined the detailed terms or structure for a liquidating trust. The characteristics of any liquidating trust will be determined by the board of directors at a future date depending on factors such as the number and value of assets to be held by the liquidating trust and the number of holders of beneficial interests in the liquidating trust.

Dissolution

The Plan of Liquidation authorizes our officers, when appropriate, to file Articles of Dissolution and to take any other appropriate and necessary action to dissolve the Company under Maryland law.

Reporting Requirements

Whether or not the Plan of Liquidation is approved, we have an obligation to continue to comply with the applicable reporting requirements of the Exchange Act, even if compliance with such reporting requirements is economically burdensome. Moreover, even if the Reporting Proposal is approved and the charter would no longer require us to provide audited financial statements to our stockholders, any decision by the Company to cease providing audited financial statements to our stockholders would require that the SEC grant us relief from certain reporting requirements under the Exchange Act.

If the Plan of Liquidation is approved, in order to curtail expenses, we may, after filing our Articles of Dissolution, seek relief from the SEC from certain reporting requirements under the Exchange Act. We anticipate that, if we seek such relief and it is granted, we would continue to file current reports on Form 8-K to disclose material events relating to our liquidation and dissolution, along with any other reports that the SEC might require, but would discontinue filing annual and quarterly reports on Forms 10-K and 10-Q. However, we may not seek such relief and the SEC may not grant any such relief. To the extent that we delay filing the Articles of Dissolution or if we do not obtain reporting relief, we would be obligated to continue complying with the applicable reporting requirements of the Exchange Act.

Our Common Stock

We currently intend to close our stock transfer books on the dissolution date and at such time cease recording stock transfers.

Our common stock is not currently listed on a stock exchange.

We intend to make a public announcement of the anticipated filing date of the Articles of Dissolution at least three business days in advance of the filing.

Regulatory Approvals

No United States federal or state regulatory requirements must be complied with or approvals obtained in connection with the Plan of Liquidation, other than the requirements of the MGCL.

Appraisal Rights

Under Maryland law, our stockholders are not entitled to appraisal rights or to any similar rights of dissenters for their shares of our common stock in connection with the transactions contemplated by the Plan of Liquidation.

Vote Required

With regard to the Plan of Liquidation Proposal, your vote may be cast “FOR” or “AGAINST” the proposal, or you may “ABSTAIN” from voting on the proposal. Under the charter, the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the Plan of Liquidation Proposal is required for approval of the Plan of Liquidation Proposal. Because of this majority vote requirement, “ABSTAIN” votes and broker non-votes will have the effect of a vote against the Plan of Liquidation Proposal.

The appointed proxies will vote your shares of common stock as you instruct. If you submit a proxy card with no further instructions, the appointed proxies will vote your shares FOR the Plan of Liquidation Proposal.

Whether or not you plan to attend the annual meeting and vote in person, we urge you to have your vote recorded. Stockholders have the following three options for submitting their votes by proxy: (i) via the Internet, (ii) by telephone or (iii) by mail, using the enclosed proxy card. YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE PLAN OF LIQUIDATION PROPOSAL.

MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

The following discussion summarizes the material United States federal income tax considerations that may be relevant to you from the transactions described in this proxy statement. This discussion is based on the laws, regulations (whether final, temporary or proposed), rulings and judicial decisions now in effect, all of which are subject to change, and some of which may have retroactive effect. We have not sought any ruling from the IRS with respect to the statements made and the conclusions reached in this discussion, and there can be no assurance that the IRS will agree with all of such statements and conclusions. This discussion assumes that we have qualified at all times throughout our existence, and will continue to qualify until our liquidation, as a real estate investment trust, or, REIT for United States federal income tax purposes. The following discussion is not exhaustive of all possible tax considerations. This summary neither gives a detailed discussion of any state, local or foreign tax considerations nor does it discuss all of the aspects of United States federal income taxation that may be relevant to you in light of your particular circumstances or to certain types of stockholders (including insurance companies, tax-exempt entities, financial institutions or broker-dealers, foreign corporations or partnerships, and persons who are not citizens or residents of the United States) subject to special treatment under the United States federal income tax laws.

YOU ARE ADVISED TO CONSULT WITH YOUR TAX ADVISOR REGARDING THE SPECIFIC TAX CONSEQUENCES TO YOU FROM THE TRANSACTIONS DESCRIBED IN THIS PROXY STATEMENT AND YOUR RECEIPT OF DISTRIBUTIONS FROM US IN CONNECTION WITH THE PLAN OF LIQUIDATION.

United States Federal Income Tax Consequences to the Company and Our Stockholders

United States Federal Income Tax Consequences to the Company

For U.S. federal income tax purposes, we are taxed as a REIT under Code Sections 856 through 860. If the Plan of Liquidation is approved by our stockholders, we currently expect that we will continue to qualify as a REIT prior to the final distribution of assets. However, in order for us to continue to qualify as a REIT, we must satisfy a number of asset, income and distribution tests and there can be no assurances that we will be able to satisfy these tests throughout the liquidation process. For example, in order to maintain our REIT status, we must, among other things, continue to derive income from qualified sources, principally rents from real property, interest from mortgages on real property and gains from the sale or exchange of real estate assets. In addition, our principal investments must continue to be in real estate assets. We plan to sell substantially all of our properties if the Plan of Liquidation is approved. Accordingly, there can be no assurances that we will be able to satisfy these tests throughout the liquidation process pursuant to the Plan of Liquidation and the failure to satisfy such tests could cause us to lose our qualification as a REIT. The board of directors has the authority under the Plan of Liquidation to cause us to discontinue our status as a REIT at any time if the board of directors finds it in the best interest of our stockholders to do so.

The Code defines a REIT generally as a corporation, trust or association (i) which is managed by one or more trustees or directors; (ii) the beneficial ownership of which is evidenced by transferable shares, or by transferable certificates of beneficial interest; (iii) which would be taxable as a domestic corporation, but for Code Sections 856 through 860; (iv) which is neither a financial institution nor an insurance company subject to certain provisions of the Code; (v) the beneficial ownership of which is held by 100 or more persons; (vi) during the last half of each taxable year not more than 50% in value of the outstanding stock of which is owned, directly or constructively, by five or fewer individuals (as defined in the Code); and (vii) which meets certain other tests regarding the nature of its income and assets and the amount of its distributions. We believe that we have issued a sufficient number of shares to allow us to satisfy conditions (v) and (vi) above. In addition, the charter provides for restrictions regarding the transfer and ownership of shares, which restrictions are intended to assist us in continuing to satisfy the share ownership requirements described in (v) and (vi) above.

In order to qualify as a REIT, we are required to distribute dividends (other than capital gain dividends) to our stockholders in an amount at least equal to (i) the sum of (a) 90% of our “REIT taxable income,” computed without regard to the dividends paid deduction (as described below) and excluding our net capital gain, and (b) 90% of our net income (after tax), if any, from foreclosure property, minus (ii) the sum of certain items of noncash income. These distributions must be paid in the taxable year to which they relate, or in the following taxable year if declared before we timely file our tax return for such year and if paid on or before the first regular dividend payment after such declaration. To the extent that we do not distribute all of our net capital gain or distribute at least 90%, but less than 100%, of our “REIT taxable income,” as adjusted, we will be subject to tax thereon at regular ordinary and capital gain corporate tax rates. We may elect to retain and pay taxes on all or a portion of our net long-term capital gains for any taxable year, in which case our stockholders would include in their income as long-term capital gains their proportionate share of such undistributed capital gains. Our stockholders would be treated as having paid their proportionate share of the capital gains tax paid by us, which amounts would be credited or refunded to our stockholders. Furthermore, if we should fail to distribute during each calendar year at least the sum of (i) 85% of our REIT ordinary income for such year, (ii) 95% of our REIT capital gain income for such year, and (iii) any undistributed taxable income from prior periods, we would be subject to a 4% excise tax on the excess of such required distribution over the amounts actually distributed. To the extent possible, we intend to pay timely distributions sufficient to satisfy this annual distribution requirement.

As a REIT, we are generally not subject to federal corporate income tax on the portion of our taxable income or capital gain that we currently distribute to our stockholders in distributions that are eligible for the dividends paid deduction (the “DPD”). We will, however, be subject to tax at normal corporate rates upon any taxable income or capital gain not distributed to our stockholders. Under Code Section 562(b), distributions eligible for the DPD include (i) in the case of amounts distributed in liquidation, the part of such distribution (deducting for such purpose the amount of such distribution equal to the capital and paid-in surplus attributable to the stock with respect to which the distribution is being paid) which is properly chargeable to earnings and profits accumulated after February 28, 1913; and (ii) in the case of a complete liquidation of a corporation occurring within 24 months after the adoption by a corporation of a Plan of Liquidation, any distribution within such period pursuant to such plan to the extent of the earnings and profits (computed without regard to capital losses) of such corporation for the taxable year in which such distribution is paid. In addition, under Code Section 562(e), in the case of a REIT, in determining the amount of dividends under Code Section 316 for purposes of computing the DPD, the earnings and profits of such REIT are increased for any taxable year by the total amount of gain, if any, on the sale or exchange of real property by the REIT during such taxable year.

So long as we continue to qualify as a REIT, any net gain from “prohibited transactions” will be subject to a 100% tax. “Prohibited transactions” are sales of property held primarily for sale to customers in the ordinary course of a trade or business. The prohibited transactions tax is intended to prevent a REIT from retaining any profit from the sales of properties held primarily for sale to customers in the ordinary course of business. The Code provides for a “safe harbor” which, if all its conditions are met, would protect a REIT’s property sales from being considered prohibited transactions. Whether a property is held primarily for sale to customers in the ordinary course of a trade or business is a highly factual determination. We believe that all of our remaining properties are held for investment and the production of rental income, and that none of the prior or contemplated sales of our properties will constitute a prohibited transaction. We do not believe that the prior sales of the Company’s properties, nor the pending sales of the Company’s properties pursuant to the Plan of Liquidation should be subject to the prohibited transactions tax. However, due to certain factors, the contemplated sales may not qualify for the protective safe harbor. There can, however, be no assurances that the IRS will not successfully challenge the characterization of properties we hold for purposes of applying the prohibited transaction tax.

We expect to completely liquidate within 24 months after the adoption of the Plan of Liquidation, in which case any liquidating distributions that we pay to our stockholders within such 24-month period pursuant to such Plan of Liquidation will, to the extent of our earnings and profits, computed without regard to our capital losses, for the taxable year in which any such liquidating distributions are paid, be treated as dividends for purposes of computing our DPD. For this purpose, for the taxable year in which we pay the liquidating distributions to our stockholders, our earnings and profits will include any gain resulting from the sale of our properties. As a result, and provided that we continue to qualify as a REIT (and provided we do not have net gain from a prohibited transaction), we believe that we will not be subject to U.S. federal corporate income tax on gain recognized in connection with liquidating sales of our properties, nor will we be subject to U.S. federal corporate income tax on gains realized upon a liquidating distribution of any of our appreciated properties.

If we are unable to dispose of all of our properties within 24 months after adoption of the Plan of Liquidation or if it is otherwise advantageous or appropriate to do so, the board of directors may establish a liquidating trust to which we could distribute in kind our assets. Even if all of our properties were disposed of within such period, the board of directors may decide to establish a liquidating trust to retain cash reserves beyond such 24-month period to meet any contingent liabilities. Under the Code, a trust will be treated as a liquidating trust if it is organized for the primary purpose of liquidating and distributing the assets transferred to it, and if its activities are all reasonably necessary to and consistent with the accomplishment of that purpose. However, if the liquidation is prolonged or if the liquidation purpose becomes so obscured by business activities that the declared purpose of the liquidation can be said to be lost or abandoned, the trust will no longer be considered a liquidating trust. Although neither the Code nor the Treasury regulations thereunder provide any specific guidance as to the length of time a liquidating trust may last, the IRS’s guidelines for issuing rulings with respect to liquidating trust status call for a term not to exceed three years, which period may be extended to cover the collection of installment obligations. If we establish a liquidating trust, we intend to comply with such IRS guidelines.

An entity classified as a liquidating trust may receive assets, including cash, from the liquidating entity without incurring any tax. The liquidating trust will be treated as a grantor trust, and accordingly, will not be subject to tax on any income or gain recognized by it. For tax consequences of transfers made to the liquidating trust, see “—United States Federal Income Tax Consequences to our U.S. Stockholders” below. If the liquidating trust fails to qualify as such, its treatment for U.S. federal income tax purposes will depend, among other things, upon the reasons for its failure to so qualify. If the liquidating trust fails to qualify as a grantor trust because the liquidation is considered to have been unreasonably prolonged or the liquidation purpose has become so obscured by business activities that the declared purpose of liquidation is considered to have been lost or abandoned, then the liquidating trust will most likely be treated as a partnership. Partnership status, however, would require that the liquidating trust avoid being classified as a publicly traded partnership, which among other things may require that beneficial interests in the trust not be transferable. If formed, we expect that the beneficial interests in the liquidating trust will not be freely transferable. If the liquidating trust were classified as a publicly traded partnership, the liquidating trust itself would be subject to tax, and stockholders could also be subject to tax upon the receipt of certain distributions from the liquidating trust. If the liquidating trust were classified as a partnership for U.S. federal income tax purposes, it is likely that the tax consequences to the stockholders as a result of owning beneficial interests in the liquidating trust would not differ materially from the tax consequences to the stockholders if the liquidating trust was classified as a grantor trust. If the liquidating trust were classified as a corporation, the liquidating trust itself would be subject to tax and stockholders could also be subject to tax upon the receipt of certain distributions from the liquidating trust. If the board of directors elects to use a liquidating trust, it is anticipated that every effort will be made to ensure that the trust will be classified as a grantor trust for U.S. federal income tax purposes.

United States Federal Income Tax Consequences to U.S. Stockholders

For purposes of this discussion, a “U.S. Stockholder” is a beneficial owner of our shares that is (i) an individual citizen or resident of the United States, (ii) a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, organized under the laws of the United States or any state of the United States (or the District of Columbia), (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, (iv) certain tax-exempt entities, including individual retirement accounts, or (v) a trust if (a) both: (1) a U.S. court is able to exercise primary supervision over the administration of the trust, and (2) one or more U.S. persons have the authority to control all substantial decisions of the trust, or (b) the trust was in existence on August 20, 1996, was treated as a domestic trust on August 19, 1996, and was eligible to elect, and validly elected, to be treated as a domestic trust. A “Non-U.S. Stockholder” is any beneficial owner of our shares other than a U.S. Stockholder or a partnership or other entity treated as a partnership for U.S. federal income tax purposes. If a partnership, or entity treated as a partnership for U.S. federal income tax purposes, holds our shares, the tax treatment of a partner will generally depend upon the status of the partner and upon the activities of the partnership.

Stockholders may receive one or more liquidating distributions as a result of our liquidation and dissolution. The amount of any liquidating distribution should be applied first to reduce a stockholder’s tax basis in his, her or its shares of our common stock, but not below zero. If the amount of the liquidating distributions is less than the stockholder’s tax basis in his, her or its shares of our common stock, the stockholder will generally recognize a loss. This loss, however, will not be recognized until the taxable year in which the final liquidating distribution is received by the stockholder. As it is anticipated that the Plan of Liquidation will take two years to effect, it is likely any such loss would not be expected to be recognizable until the 2022 taxable year. Note that if the board of directors decides to establish a liquidating trust, the distribution to stockholders of beneficial interests in the liquidating trust will constitute the final liquidating distribution for these purposes. The amount of the distributions in excess of a stockholder’s tax basis in his, her or its shares of our common stock will be gain, and should be recognized in the year the distribution is received.

In general, gain or loss will be calculated separately for each block of shares of stock, with a block consisting of shares acquired at the same cost in a single transaction. The gain or loss will be a capital gain or loss, assuming that the shares of our common stock are held as a capital asset (generally, property held for investment). A capital gain or loss will be long-term with respect to stock that has been held by a stockholder for more than one year. U.S. Stockholders who are individuals, estates or trusts may be subject to an additional 3.8% Medicare tax on their gain from the liquidation, and should consult their tax advisors concerning the applicability of this tax. There are limitations on the deductibility of capital losses, including that net capital losses may offset only capital gains and up to $3,000 of ordinary income per year in the case of individuals, and may only offset capital gains in the case of corporations. Individuals may carry forward any unused net capital losses indefinitely. Long-term capital gain realized by a stockholder that is an individual, estate or trust is generally taxed as preferential rates.

Tax-exempt stockholders, including employee pension benefit trusts and individual retirement accounts, generally are exempt from U.S. federal income taxation. These entities are subject to taxation, however, on any “unrelated business taxable income”, as defined in the Code. A full discussion of the consequences of tax-exempt and Non-U.S. Stockholders of using a liquidating trust is beyond the scope of this proxy statement and any such stockholder is urged to consult its own tax advisors regarding the federal, state and local income and other tax consequences of their receipt of liquidating distributions from us.

If the board of directors decides to establish a liquidating trust, as discussed above, the distribution of beneficial interests in the liquidating trust will be treated as a distribution in liquidation of the U.S. Stockholder’s shares of our common stock. Accordingly, each stockholder will be treated as having received a liquidating distribution equal to his, her or its share of the amount of cash and the fair market value of any asset transferred to the liquidating trust. At that time, expected to be the 2022 taxable year, recognizable loss will be triggered. This loss will be subject to certain limitations and carryforward rules as discussed above. After such distribution, our stockholders will be beneficiaries of such liquidating trust and be treated as the owner of his, her or its pro rata portion of each asset, including cash, received by and held by the liquidating trust. Each stockholder will recognize gain to the extent such value is greater than his, her or its basis in shares notwithstanding that he, she or it may not currently receive a distribution of cash or any other assets with which to satisfy the resulting tax liability.

The liquidating trustee will file tax returns for the liquidating trust and will send to each stockholder a separate statement setting forth the stockholder’s share of items of income, gain, loss, deduction and credit. In addition, each stockholder will be required to take into account in computing his, her or its taxable income a pro rata share of each item of income, gain and loss of the liquidating trust, which may create additional U.S. tax compliance requirements and/or payments for tax-exempt stockholders and Non-U.S. Stockholders. An individual stockholder who itemizes deductions may deduct his, her or its pro rata share of fees and expenses of the liquidating trust only to the extent that such amount, together with the stockholder’s other miscellaneous deductions, exceeds 2% of his, her or its adjusted gross income. A stockholder will also recognize taxable gain or loss when all or part of his, her or its pro rata portion of an asset is disposed of for an amount greater or less than his, her or its pro rata portion of the fair market value of such asset at the time it was transferred to the liquidating trust. Any such gain or loss will be capital gain or loss so long as the stockholder holds his, her or its interest in the assets as a capital asset.

Our stockholders will receive an applicable IRS Form 1099 for the receipt of liquidating distributions received from us.

United States Federal Income Tax Consequences to Non-U.S. Stockholders

The rules governing United States federal income taxation of Non-U.S. Stockholders are complex, and no attempt will be made in this proxy statement to provide more than a limited summary of such rules. A Non-U.S. Stockholder should consult with his, her or its own tax advisor to determine the impact of United States federal, state and local income tax laws with regard to the Plan of Liquidation and each Non-U.S. Stockholder’s receipt of liquidating distributions from us. Accordingly, this discussion does not address all aspects of United States federal income taxation, nor state, local or foreign tax consequences (including treaty benefits, if any, that may be available in certain instances), that may be relevant to a Non-U.S. Stockholder in light of his, her or its particular circumstances.

United States Federal Income Tax Consequences to Non-U.S. Stockholders Under The Foreign Investment In Real Property Tax Act of 1980 (“FIRPTA”)

In general, Code Section 897 requires a Non-U.S. Stockholder that disposes of a “United States real property interest,” or USRPI, to treat any gain or loss from such disposition as gain that is effectively connected with the conduct of a trade or business within the United States or as loss that is allocable to such gain. A USRPI includes an interest in real property located in the United States and any interest other than that of a creditor in a domestic corporation that is a “United States real property holding corporation.”

As discussed above, we currently contemplate that we will continue to qualify as a REIT prior to the final distribution of assets. Accordingly, the FIRPTA provisions governing distributions from REITs treat, for U.S. federal income tax purposes, the liquidation as a liquidating distribution from us to Non-U.S. Stockholders of the net proceeds from liquidation. The IRS has taken the position in Notice 2007-55 that the FIRPTA provisions governing distributions from REITs apply to the extent liquidating distributions are attributable to gain from the sale of USRPIs, except under limited circumstances which are inapplicable here. Non-U.S. Stockholders should consult their tax advisors regarding the application of those provisions.

The IRS stated in Notice 2007-55 that REIT liquidating distributions are subject to tax under Code Section 897(h)(1) to the extent attributable to gain from the sale of USRPIs. Thus, under Notice 2007-55, the liquidating distributions received by a Non-U.S. Stockholder are subject to tax under FIRPTA as a distribution to the extent they are attributable to gain from the sale of our properties. If the liquidating distributions were taxed under FIRPTA, the gain recognized by a Non-U.S. Stockholder generally would be subject to U.S. federal income tax on a net basis to the extent attributable to gain from the sale of our properties, and a corporate Non-U.S. Stockholder could also be subject to the branch profits tax on such FIRPTA gain. Accordingly, we intend to withhold U.S. federal income tax at a rate of 21% from the portion of the liquidating distributions that are, or are treated as, attributable to gain from the sale of USRPIs and paid to a Non-U.S. Stockholder.

A Non-U.S. Stockholder may be entitled to a refund or credit against the holder’s United States tax liability, if any, with respect to any amount withheld pursuant to FIRPTA, provided that the required information is furnished to the IRS on a timely basis. Non-U.S. Holders should consult their tax advisor regarding withholding tax considerations.

Certain Non-U.S. Stockholders that meet certain specific requirements to be treated as “qualified foreign pension funds” are exempted from FIRPTA and applicable withholding. This exemption would generally apply to dispositions of our shares, or distributions attributable to gain from the sale of a USRPI. In addition, shares of a REIT held by certain Non-U.S. Stockholders that meet certain specific requirements of a “qualified shareholder” will not be treated as a USRPI, and capital gain dividends from such a REIT will not be treated as gain from the sale of a USRPI, unless a person (other than a “qualified shareholder”) that holds an interest in such qualified shareholders owns, taking into account applicable constructive ownership rules, more than 10% of the shares of the REIT. In general, for these purposes, a “qualified shareholder” is a foreign person which is in a treaty jurisdiction and satisfies certain publicly traded requirements, meets certain specific requirements to be a “qualified collective investment vehicle” and maintains records on the identity of certain 5% owners. Potential stockholders should consult their own tax advisors with respect to the availability of these exemptions.

United States Federal Income Tax Consequences to Non-U.S. Stockholders Other Than Under FIRPTA

Gain recognized by a Non-U.S. Stockholder upon our dissolution and his, her or its receipt of liquidating distributions from us which is not otherwise subject to taxation under FIRPTA will nonetheless be subject to United States federal income tax if (i) the Non-U.S. Stockholder’s investment in his, her or its stock is “effectively connected” with the Non-U.S. Stockholder’s United States trade or business, in which case the Non-U.S. Stockholder will be subject to the same treatment as a U.S. Stockholder with respect to such gain, except that a foreign corporation Non-U.S. Stockholder also may be subject to the 30% branch profits tax; or (ii) an individual Non-U.S. Stockholder is present in the United States for at least 183 days during a three-year period ending in the current calendar year, in which case the individual Non-U.S. Stockholder will be subject to a 30% tax on his or her net capital gains for the taxable year.

FATCA. The Foreign Account Tax Compliance Act (“FATCA”) provisions of the Code and subsequent IRS guidance provide that a 30% withholding tax will be imposed on distributions to a non-U.S. entity if such entity fails to satisfy certain disclosure and reporting rules. In general, these rules require that (i) in the case of a foreign financial entity, the entity identify and provide information in respect of financial accounts held (directly or indirectly) by U.S. persons and U.S.-owned foreign entities, and (ii) in the case of a non-financial foreign entity, the entity identifies and provides information in respect of substantial U.S. owners of such entity. In the event of noncompliance with the FATCA requirements, withholding at a rate of 30% on our liquidating distributions paid to the non-complying Non-U.S. Stockholder which is a foreign financial entity will be required, and such stockholder will be required to seek a refund from the IRS to obtain a refund of any amounts withheld. The FATCA rules were set to apply to gross proceeds from certain types of property as of January 1, 2019 but the IRS has released proposed regulations providing that these rules will not apply to any gross proceeds. The proposed regulations may presently be relied on and, as such, these rules are unlikely to apply to any gross proceeds. Non-U.S. Stockholders are urged to consult their own tax advisors with respect to these information reporting rules and due diligence requirements and the potential application of FATCA to them.

Income Tax Treaties. If a Non-U.S. Stockholder is eligible for treaty benefits under an income tax treaty with the United States, the Non-U.S. Stockholder may be able to reduce or eliminate certain of the U.S. federal income tax consequences discussed above, such as the branch profits tax. Non-U.S. Stockholders should consult their tax advisor regarding possible relief under an applicable income tax treaty.

Backup Withholding and Information Reporting Consequences to Stockholders

Backup withholding (currently at a rate of 24%) may apply to payments made to a U.S. Stockholder in connection with the liquidation unless the U.S. Stockholder (i) is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact, or (ii) provides a taxpayer identification number or social security number, certifies under penalties of perjury that such number is correct and that such U.S. Stockholder is not subject to backup withholding or otherwise complies with the applicable requirements of the backup withholding rules, which generally may be done by providing us with a properly completed and signed IRS Form W-9. Individual U.S. Stockholders who do not provide us with their correct taxpayer identification number may be subject to penalties imposed by the IRS. We may also be required to withhold on liquidating distributions paid to any U.S. Stockholders who fail to certify their non-foreign status.

If you are a Non-U.S. Stockholder, liquidating distributions paid to you may be subject to backup withholding tax unless such stockholder establishes an exemption, for example, by properly certifying its non-U.S. status on an IRS Form W-8BEN, W-8BEN-E or other applicable version of IRS Form W-8. If a Non-U.S. Stockholder is subject to backup or other United States federal income tax withholding, then the applicable withholding agent will be required to withhold the appropriate amount with respect to a deemed or constructive distribution, even though there is insufficient cash from which to satisfy the withholding obligation. To satisfy this withholding obligation, the applicable withholding agent may collect the amount of United States federal income tax required to be withheld by reducing to cash for remittance to the IRS a sufficient portion of the property that the stockholder would otherwise receive or own, and the stockholder may bear brokerage or other costs for this withholding procedure.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from a payment to you generally will be allowed as a refund or a credit against your U.S. federal income tax liability as long as you provide the required information to the IRS in a timely manner.

State and Local Taxes

Our stockholders may be subject to state or local taxation in various state or local jurisdictions, including those in which they transact business or reside. The state and local tax treatment of our stockholders may not conform to the United States federal income tax consequences discussed above. Consequently, stockholders should consult their own tax advisors regarding the effect of state and local tax laws on the transactions described in this proxy statement and on the receipt of the liquidating distributions from us.

PROPOSAL 2.    THE CHARTER AMENDMENT PROPOSALS

At the annual meeting, you and the other stockholders will vote on the charter Amendment Proposals.

Summary Reason for the Charter Amendment Proposals

The board of directors believes that it would be advisable and in our best interest to amend the charter. Because shares of our common stock are not listed on a national securities exchange, we were required to register our initial public offering with the state securities administrators in each state in which we desired to offer securities for sale. In offerings that are subject to their regulation, most states hold real estate investment trusts to the standards set forth in the Statement of Policy Regarding Real Estate Investment Trusts promulgated by the North American Securities Administrators Association, Inc. (the “NASAA REIT Guidelines”). As a result, the charter includes a number of limitations and requirements that are imposed by the NASAA REIT Guidelines. As we ceased raising capital in our primary public offering in December 2010 and do not intend to raise capital publicly as an unlisted company in the future, it is not necessary that the charter conform to the requirements of the NASAA REIT Guidelines.

Principal Changes

On November 13, 2019, the board of directors adopted a resolution to recommend that our stockholders approve each of the charter Amendment Proposals. The following discussions summarize the principal changes we are asking our stockholders to approve in connection with the charter Amendment Proposals. These summary descriptions are qualified in their entirety by the complete text of Amendment No. 1 to the charter (the “charter Amendment”), which is attached hereto at Annex C-1. A marked version showing the proposed changes to the applicable sections of the charter is attached hereto at Annex C-2.

Except as noted below, if approved by our stockholders at the annual meeting, the amendments reflected in the charter Amendment will be effected by our filing of the charter Amendment with the SDAT, and each will become effective upon filing and acceptance of record by the SDAT. If approved, we plan to file the charter Amendment immediately following the stockholder vote on the charter Amendment Proposals. If any of the Indemnification Proposal, the Reporting Proposal, the Roll-Up Definition Proposal or the Operating Expenses Proposal is not approved by our stockholders, we will omit the proposed changes with respect to any proposal not approved from the charter Amendment prior to filing with the SDAT, and such changes will not become part of the amended charter.

Proposal 2A.        The Indemnification Proposal

The charter provides for exculpation of our present and former directors and officers, and provides for indemnification of our present and former directors and officers and the Advisor and its affiliates. However, the charter contains the following conditions on our ability to indemnify and exculpate our present and former directors and the Advisor and its affiliates consistent with the conditions set forth in the NASAA REIT Guidelines, which conditions had previously been required by state securities administrators in connection with our initial public offering:

•	the person seeking indemnification must have determined, in good faith, that the course of conduct that caused the loss or liability was in our best interest;

•	the person seeking indemnification must have been acting on our behalf or performing services for us; and

•

the liability or loss must not have been the result of negligence or misconduct on the part of the person seeking indemnification, except that if the person seeking indemnification is or was an independent director, the liability or loss must not have been the result of gross negligence or willful misconduct.

In addition, the charter currently provides that we may not indemnify any present or former director or the Advisor or any of its affiliates or any person acting as a broker-dealer for losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws unless one or more of the following conditions is met:

•	there has been a successful adjudication on the merits of each count involving alleged material securities law violations;

•	the claims have been dismissed with prejudice on the merits by a court of competent jurisdiction; or

•

a court of competent jurisdiction approves a settlement of the claims against the indemnitee and finds that indemnification of the settlement and related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and the published position of any state securities regulatory authority of a jurisdiction in which our securities were offered or sold as to indemnification for securities law violations.

Finally, as required by the NASAA REIT Guidelines, the charter currently provides that we may pay or reimburse reasonable legal expenses and other costs incurred by a present or former director or the Advisor or its affiliates in advance of final disposition of a proceeding only if (in addition to the procedures required by the MGCL) all of the following conditions are satisfied:

•	the legal proceeding relates to acts or omissions with respect to the performance of duties or services on our behalf;

•

the legal proceeding is initiated by a third party who is not a stockholder or, if by a stockholder acting in his or her capacity as such, a court of competent jurisdiction approves such advancement; and

•

the person seeking indemnification undertakes to repay us the advanced funds, together with interest at the applicable legal rate of interest, if it is ultimately determined that the person seeking indemnification is not entitled to indemnification.

In order to retain and recruit the most qualified directors and officers, we are proposing to remove these conditions and limitations and instead provide that we shall exculpate and indemnify our present and former directors and officers to the maximum extent permitted by Maryland law. Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of directors and officers to the corporation and its stockholders for money damages, except for liability resulting from:

•	actual receipt of an improper benefit or profit in money, property or services; or

•	active and deliberate dishonesty established by a final judgment and which is material to the cause of action.

Maryland law also permits a Maryland corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that:

•	the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty;

•	the director or officer actually received an improper personal benefit in money, property or services; or

•	in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

In addition, Maryland law permits a Maryland corporation to advance reasonable expenses to a director or officer upon receipt of:

•	a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification; and

•	a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed if it is ultimately determined that the standard of conduct was not met.

These amended provisions will provide our present and former directors and officers with broader and more comprehensive exculpation and indemnification rights. We believe exculpation and indemnification to the maximum extent permitted by the MGCL is appropriate because we can only act through our directors and officers. Hence, when they act in their capacity as directors and officers, our directors and officers are acting for and on behalf of the Company and not for their own account. Moreover, in the absence of exculpation and indemnification, we would be shifting the risks from those actions onto our directors and officers while internalizing the benefits from them. The market for talented and experienced nominees to stand for election as directors and executives to serve as officers is competitive. Although we have not yet encountered difficulty in attracting qualified director nominees or officers, it is possible that in the future the best candidates will be attracted by other companies that do not have exculpation and indemnification conditions and limitations as onerous as those that were originally included in the charter from the NASAA REIT Guidelines.

In connection with the aforementioned revisions, we are also proposing to remove the limitations on advancements to our present and former directors for legal and other expenses and costs. We believe these changes are appropriate in connection with the proposed removal of conditions and limitations on exculpation and indemnification of directors as described above. To be most effective, we believe that the ability to advance expenses under the charter should follow the MGCL as do the proposed exculpation and indemnification provisions discussed above. Otherwise, the limitations on advancement of expenses in the charter may diminish a present or former director’s financial ability to defend against claims and losses for which the Company may ultimately be financially responsible if the charter is amended pursuant to the Indemnification Proposal. Under the MGCL, a director or officer who seeks advancement of expenses must undertake to repay any amount advanced by the Company if it is ultimately determined that the director’s or officer’s action or omission did not meet the standards for indemnification.

In addition, the removal of the provisions referenced above will allow the Company, pursuant to the advisory agreement, to exculpate and indemnify the Advisor and its affiliates, including their respective officers, directors, equity holders, partners and employees, from all liability, claims, damages or losses arising in the performance of their duties under the terms of the advisory agreement, and related expenses, including reasonable attorneys’ fees, to the extent such liability, claims, damages or losses and related expenses are not fully reimbursed by insurance. In connection with the aforementioned revisions, we are also proposing to remove the limitations on advancements to the Advisor and its affiliates for legal and other expenses and costs. These amended provisions will provide the Advisor and its affiliates with broader and more comprehensive exculpation and indemnification rights and provide the Company broader ability to advance expenses for legal and other expenses and costs to the Advisor and its affiliates to assist them in defending against claims for which the Company may ultimately be financially responsible if the charter is amended pursuant to the Indemnification Proposal. We believe these changes will further motivate the Advisor to continue to provide services to the Company under the advisory agreement throughout the liquidation process.

Although we believe that these changes will improve our ability to retain and attract qualified directors and officers and an external advisor, the Indemnification Proposal does increase the risk that we and our stockholders will not be able to recover monetary damages from our directors if they fail to meet the statutory standard of conduct or from our officers if they fail to satisfy their duties under Maryland law or from the Advisor if it fails to satisfy its duties under the charter. In addition, the Indemnification Proposal would allow for indemnification of our present and former directors and officers and the Advisor and its affiliates in circumstances where indemnification is currently conditioned or limited by the charter. The reduced ability to recover from present and former directors and officers and the Advisor and its affiliates and the increased right to indemnification would be true not only for their future acts or omissions but also for acts or omissions that occurred prior to the date of the charter Amendment. The Indemnification Proposal also increases the risk that we will incur significant defense costs that would otherwise have to be borne by our present and former directors and officers and the Advisor or its affiliates.

Summary of Specific Change

Listed below, in summary form, is the specific change that will be made to the charter if the Indemnification Proposal is approved by our stockholders at the annual meeting. Please see the marked version of the applicable section of the charter attached hereto at Annex C-2, which reflects all of the proposed amendments to the charter.

•

The amendment and restatement of Article XII to provide for the (i) expansion of our exculpation and indemnification of our present and former directors and officers to the maximum extent permitted by Maryland law; (ii) the expansion of our obligation to advance defense expenses to a present or former director or officer to the maximum extent permitted by Maryland law; and (iii) the elimination of conditions and limits on our ability to exculpate and indemnify the Advisor and its affiliates or advance defense expenses to the Advisor and its affiliates.

Proposal 2B.        The Reporting Proposal

If approved, the Reporting Proposal would specifically remove from the charter the NASAA REIT Guidelines requirement, which requirement had previously been required by state securities administrators in connection with our initial public offering, to prepare an annual report for stockholders each year with the following information:

•	financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) that are audited and reported on by independent certified public accountants;

•	the ratio of the costs of raising capital during the year to the capital raised;

•	the aggregate amount of advisory fees and the aggregate amount of other fees paid to the Advisor and its affiliates by us or third parties doing business with us during the year;

•	our total operating expenses for the year stated as a percentage of our average invested assets and as a percentage of our net income;

•	a report from the conflicts committee that our policies are in the best interest of our common stockholders and the basis for such determination; and

•

a separately stated, full disclosure of all material terms, factors and circumstances surrounding any and all transactions involving us and the Advisor, a director or any affiliate thereof during the year, which disclosure would be examined and commented upon in the report by the conflicts committee with regard to the fairness of such transactions.

However, until our liquidation and dissolution is complete, we have an obligation to continue to comply with the applicable reporting requirements of the Exchange Act, even if compliance with these reporting requirements is economically burdensome. Moreover, even if the Reporting Proposal is approved and the charter would no longer require us to provide audited financial statements to our stockholders, any decision by the Company to cease providing audited financial statements to our stockholders would require that the SEC grant us relief from certain reporting requirements under the Exchange Act. If the Plan of Liquidation is approved, in order to curtail expenses, we may, after filing our Articles of Dissolution, seek relief from the SEC from certain reporting requirements under the Exchange Act. We anticipate that, if we seek such relief and it is granted, we would continue to file current reports on Form 8-K to disclose material events relating to our liquidation and dissolution, along with any other reports that the SEC might require, but would discontinue filing annual and quarterly reports on Forms 10-K and 10-Q. However, we may not seek such relief and the SEC may not grant any such relief. To the extent that we delay filing the Articles of Dissolution or if we do not obtain reporting relief, we would be obligated to continue complying with the applicable reporting requirements of the Exchange Act.

Summary of Specific Change

Listed below, in summary form, is the specific change that will be made to the charter if the Reporting Proposal is approved by our stockholders at the annual meeting. Please see the marked version of the applicable section of the charter attached hereto at Annex C-2, which reflects all the proposed amendments to the charter.

•	Deletion of Section 11.8 regarding the preparation and delivery of specific reports to stockholders.

Proposal 2C.        The Roll-Up Definition Proposal

As required by the NASAA REIT Guidelines, Section 9.14 of the charter imposes procedural protections relating to “roll-up transactions,” which are generally defined as transactions involving the acquisition, merger, conversion or consolidation, either directly or indirectly, of the Company and the issuance of securities of another entity to the stockholders of the Company. Among other protections, an appraisal of the Company’s assets as of a date immediately prior to the announcement of the proposed roll-up transaction must be obtained from an independent expert in connection with any roll-up transaction. Stockholders who vote against any proposed roll-up transaction must be given the choice of (i) accepting the securities of the roll-up entity or (ii) either (a) remaining as stockholders of the Company and preserving their interests therein on the same terms and conditions as existed previously, or (b) receiving cash in an amount equal to their proportionate share of the appraised value of the Company. In addition, we are prohibited from participating in any proposed roll-up transaction in which certain stockholder rights in the roll-up entity such as voting and access to records are less than those currently provided to our stockholders. Further, if the roll-up transaction is not approved by the stockholders, the costs of the roll-up transaction may not be borne by us.

If the distribution of beneficial interests in a liquidating trust were deemed to be a “roll-up transaction” under the charter, we might not be able to distribute interests in a liquidating trust because, among other reasons, we might not be able to offer stockholders the choice described above, i.e., we could not offer the choice to remain a stockholder in the Company as the Company would be dissolving and we might not have the ability to offer stockholders cash in an amount equal to their proportionate share of our appraised value. Thus, we recommend an amendment to the charter to make clear that the distribution of interests in a liquidating trust pursuant to a plan of liquidation would not be deemed a “roll-up transaction.”

Summary of Specific Change

Listed below, in summary form, is the specific change that will be made to the charter if the Roll-Up Definition Proposal is approved by our stockholders at the annual meeting. Please see the marked version of the applicable section of the charter attached hereto at Annex C-2, which reflects all the proposed amendments to the charter.

•

Adding the following exclusion from the definition of a “Roll-up Transaction” in Article IV: “a transaction involving the issuance of interests in a liquidating trust pursuant to a plan of liquidation.”

Proposal 2D.        The Operating Expenses Proposal

If approved, the Operating Expenses Proposal would specifically remove from the charter the NASAA REIT Guidelines limitation, which limitation had previously been required by state securities administrators in connection with our initial public offering, on total operating expenses to amounts that do not exceed the greater of 2% of the Company’s average invested assets or 25% of the Company’s net income for the four consecutive fiscal quarters then ended unless the Company’s conflicts committee has made a finding that, based on unusual and non-recurring factors that it deems sufficient, a higher level of expenses is justified.

Given (i) the professional fees and expenses the Company incurred related to its exploration of the availability of strategic alternatives, (ii) the anticipated fees and expenses related to the preparation of proxy materials and the solicitation of proxies in relation to the Plan of Liquidation Proposal, (iii) the costs and expenses of liquidation, and (iv) the Company’s decreasing portfolio of properties and revenues as a result of property sales, relative to certain general and administrative expenses that are fixed or do not decrease proportionately based on the

Company’s portfolio size and revenues, we do not believe we will be able to remain in compliance with the current charter limitation on total operating expenses throughout the liquidation process without express findings by the conflicts committee that a higher level of expenses is justified. The Operating Expenses Proposal would allow us to proceed with the liquidation pursuant to the Plan of Liquidation, if approved by our stockholders, without the additional monitoring and burden created by the limitation.

Summary of Specific Changes

Listed below, in summary form, are the specific changes that will be made to the charter if the Operating Expenses Proposal is approved by our stockholders at the annual meeting. Please see the marked version of the applicable section of the charter attached hereto at Annex C-2, which reflects all the proposed amendments to the charter.

•	Deletion of Section 8.8 regarding the limitation on total operating expenses.

•	Corresponding changes in the definitions in Article IV and in Section 7.8.

Vote Required

Under the charter, an affirmative vote of a majority of all of the shares of common stock entitled to vote on each of the charter Amendment Proposals is required for approval of that respective proposal. Because of this majority vote requirement, “ABSTAIN” votes and broker non-votes will have the effect of a vote against each of the charter Amendment Proposals.

The appointed proxies will vote your shares of common stock as you instruct. If you submit a proxy card with no further instructions, the appointed proxies will vote your shares FOR each of the charter Amendment Proposals.

Whether or not you plan to attend the annual meeting and vote in person, we urge you to have your vote recorded. Stockholders have the following three options for submitting their votes by proxy: (i) via the Internet, (ii) by telephone or (iii) by mail, using the enclosed proxy card. YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF EACH OF THE CHARTER AMENDMENT PROPOSALS.

CERTAIN INFORMATION ABOUT MANAGEMENT

The Board of Directors

We operate under the direction of the board of directors. The board of directors oversees our operations and makes all major decisions concerning our business. During 2018, the board of directors held 8 meetings and acted by unanimous consent on three occasions. Each director who was a director in 2018 attended at least 75% of the meetings of our board, except for Mr. McMillan who did not attend 75% of the meetings of the board of directors. Mr. McMillan’s term as a director ended on February 26, 2019. For biographical information regarding our directors, see “ – Executive Officers and Directors.”

There are three committees of the board of directors: the audit committee, the conflicts committee and the Special Committee (discussed above).

Board Leadership Structure

The board of directors currently is composed of Mr. Schreiber, who indirectly controls our sponsor and the Advisor and who is one of our executive officers, and three independent directors that meet the independence criteria as specified in our charter. Our charter provides that the number of directors on the board of directors is five. On April 25, 2019, Peter M. Bren, our then President and one of our former affiliated directors, as well as one of the indirect owners of KBS Holdings LLC, our sponsor and the parent entity of the Advisor, passed away. We have nominated fewer director candidates for election at the annual meeting than the number provided in our charter while the board of directors considers whether to fill the vacant position or reduce the size of the board. Stockholders may not vote for a greater number of persons than the number of nominees named.

Unless otherwise specified, all references to independent directors in this proxy statement refer to compliance with the independent director criteria as specified in our charter, as set forth under “—Director Independence” below. Our charter provides that a majority of the seats on the board of directors will be for independent directors. The board composition and the corporate governance provisions in our charter ensure strong oversight by independent directors. The board of directors’ three committees, the audit committee, the conflicts committee and the Special Committee, are composed entirely of independent directors. Our company is led by Mr. Schreiber, who has served as Chairman of the Board and our Chief Executive Officer since our inception in 2007. Although the board of directors has not established a policy on whether the role of Chairman of the Board and Chief Executive Officer should be combined, in practice the board of directors has found that having a combined Chairman of the Board and Chief Executive Officer role allows for more productive board meetings. As Chairman of the Board, Mr. Schreiber is responsible for leading board meetings and meetings of stockholders, generally setting the agendas for board meetings (subject to the requests of other directors) and providing information to the other directors in advance of meetings and between meetings. Mr. Schreiber’s direct involvement in our operations makes him best positioned to lead strategic planning sessions and determine the time allocated to each agenda item in discussions of our short- and long-term objectives. As a result, the board of directors currently believes that maintaining a structure that combines the roles of Chairman of the Board and Chief Executive Officer is the appropriate leadership structure for our company. We do not currently have a policy requiring the appointment of a lead independent director as all of our independent directors are actively involved in board meetings.

The Role of the Board of Directors in our Risk Oversight Process

Our executive officers and the Advisor are responsible for the day-to-day management of risks we face, while the board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. No less than quarterly, the entire board of directors reviews information regarding our liquidity, credit, operations, regulatory compliance and compliance with covenants in our material agreements, as well as the risks associated with each. In addition, each year the board of directors reviews significant variances between our current portfolio business plan and our original underwriting analysis and each quarter the directors review significant variances between our current results and our projections from the prior quarter, review all significant changes to our projections for future periods and discuss risks related to our portfolio. The audit committee oversees risk management in the areas of financial reporting and internal controls. The conflicts committee manages risks associated with the independence of the independent directors and potential conflicts of interest involving the

Advisor and its affiliates. Although each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire board of directors is regularly informed through committee reports about such risks as well as through regular reports directly from the executive officers responsible for oversight of particular risks to us.

Director Independence

A majority of our board of directors, Messrs. Dritley, Gabriel and Sturzenegger, meet the independence criteria as specified in our charter. Our charter defines an independent director as a director who is not and has not for the last two years been associated, directly or indirectly, with our sponsor, KBS Holdings, or the Advisor, KBS Capital Advisors. A director is deemed to be associated with our sponsor or the Advisor if he or she (i) owns an interest in our sponsor, the Advisor or any of their affiliates; (ii) is employed by our sponsor, the Advisor or any of their affiliates; (iii) is an officer or director of our sponsor, the Advisor or any of their affiliates, (iv) performs services, other than as a director, for us; (v) is a director for more than three REITs organized by our sponsor or advised by the Advisor; or (vi) has any material business or professional relationship with our sponsor, the Advisor or any of their affiliates. A business or professional relationship will be deemed material per se if the annual gross revenue derived by the director from our sponsor, the Advisor or any of their affiliates (excluding fees for serving as an independent director of us or other REIT or real estate program advised or managed by the Advisor or its affiliates) exceeds 5% of (1) the director’s annual gross revenue derived from all sources during either of the last two years or (2) the director’s net worth on a fair market value basis. An indirect relationship is defined to include circumstances in which the director’s spouse, parents, children, siblings, mothers- or fathers-in-law, sons- or daughters-in-law or brothers- or sisters-in-law is or has been associated with us, our sponsor, the Advisor or any of their affiliates.

In addition, and although our shares are not listed for trading on any national securities exchange, all of our current independent directors are “independent” as defined by the New York Stock Exchange. The board of directors has affirmatively determined that Jeffrey A. Dritley, Stuart A. Gabriel, Ph.D. and Ron D. Sturzenegger (appointed September 2019) each satisfies the New York Stock Exchange independence standards.

In determining that Professor Gabriel is independent under the New York Stock Exchange independence standards, the board of directors considered that (i) Peter M. Bren, one of our former executive officers and directors, was a member of the UCLA Anderson School of Management Board of Advisors and was a founding member of the Richard S. Ziman Center for Real Estate at the UCLA Anderson School of Management, (ii) Professor Gabriel is a Director of the Richard S. Ziman Center for Real Estate and Professor of Finance and Arden Realty Chair at the UCLA Anderson School of Management and (iii) in March 2012, Mr. Bren pledged a gift of $1.25 million to the Richard S. Ziman Center for Real Estate at the UCLA Anderson School of Management. The contribution by Mr. Bren was made over five years in the amount of $250,000 per year. In addition, the board of directors considered that in 2017 Mr. Bren made an additional contribution to the Richard S. Ziman Center for Real Estate at the UCLA Anderson School of Management in the amount of $250,000. Because these contributions were made to a tax exempt entity and the contributions did not exceed $250,000 in any year, the board of directors determined that these contributions were not material and Professor Gabriel met the New York Stock Exchange independence standards. Mr. Bren passed away on April 25, 2019.

Barbara R. Cambon, who served as one of our independent directors from March 2008 until her resignation from the board of directors on June 26, 2019, met the independence criteria as specified in our charter. On June 13, 2018, an affiliate of the Advisor offered Ms. Cambon the positions of chief executive officer and chief investment officer of KBS US Prime Property Management Pte. Ltd., which is the external manager of Prime US REIT. On June 14, 2018, Ms. Cambon verbally accepted the offer, subject to mutual agreement of written documentation of all terms. As a result of her acceptance of this offer, our board of directors determined that Ms. Cambon was no longer “independent” as defined under the rules of the New York Stock Exchange, and Ms. Cambon resigned from the audit committee. Ms. Cambon resigned from the board of directors and conflicts committee in connection with her appointment as chief executive officer and chief investment officer of KBS US Prime Property Management Pte. Ltd.

The Audit Committee

General

The audit committee’s function is to assist the board of directors in fulfilling its responsibilities by overseeing (i) our accounting and financial reporting processes, (ii) the integrity of our financial statements, (iii) our independent registered public accounting firm’s qualifications, performance and independence, and (iv) the performance of our internal audit function. The audit committee fulfills these responsibilities primarily by carrying out the activities enumerated in the audit committee charter. The audit committee updated and revised the audit committee charter in August 2016. The audit committee charter is available on our website at www.kbsreitii.com.

The members of the audit committee are Jeffrey A. Dritley, Stuart A. Gabriel, Ph.D. (chair) and Ron D. Sturzenegger (appointed September 2019). The board of directors has determined that all of the members of the audit committee are “independent” as defined by the New York Stock Exchange. All of the members of the audit committee have significant financial and/or accounting experience, and the board of directors has determined that all of the members of the audit committee satisfy the SEC’s requirements for an “audit committee financial expert.” Barbara R. Cambon served as a member of the audit committee from March 2008 until her resignation from the audit committee in July 2018.

During 2018, the audit committee held five meetings. Each director who was a member of the audit committee in 2018 attended at least 75% of the meetings of the audit committee.

Independent Registered Public Accounting Firm

During the year ended December 31, 2018, Ernst & Young LLP served as our independent registered public accounting firm and provided certain tax and other services. Ernst & Young LLP has served as our independent registered public accounting firm since our formation. We expect that Ernst & Young LLP representatives will be present at the annual meeting and they will have the opportunity to make a statement if they desire to do so. In addition, we expect that the Ernst & Young LLP representatives will be available to respond to appropriate questions posed by stockholders. The audit committee has appointed Ernst & Young LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2019. The audit committee may, however, select a new independent registered public accounting firm at any time in the future in its discretion if it deems such decision to be in our best interest. Any such decision would be disclosed to our stockholders in accordance with applicable securities laws.

Pre-Approval Policies

In order to ensure that the provision of such services does not impair the independent registered public accounting firm’s independence, the audit committee charter imposes a duty on the audit committee to pre-approve all auditing services performed for us by our independent registered public accounting firm, as well as all permitted non-audit services. In determining whether or not to pre-approve services, the audit committee considers whether the service is a permissible service under the rules and regulations promulgated by the SEC. The audit committee may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by our independent registered public accounting firm, provided any such approval is presented to and approved by the full audit committee at its next scheduled meeting.

For the years ended December 31, 2018 and 2017, all services rendered by Ernst & Young LLP were pre-approved in accordance with the policies and procedures described above.

Principal Independent Registered Public Accounting Firm Fees

The audit committee reviewed the audit and non-audit services performed by Ernst & Young LLP, as well as the fees charged by Ernst & Young LLP for such services. In its review of the non-audit service fees, the audit committee considered whether the provision of such services is compatible with maintaining the independence of Ernst & Young LLP. The aggregate fees billed to us for professional accounting services, including the audit of our annual financial statements by Ernst & Young LLP for the years ended December 31, 2018 and 2017, are set forth in the table below.

	2018	2017
Audit fees	$527,500	$519,500
Audit-related fees	-	-
Tax fees	89,865	102,120
All other fees	1,412	285

Total	$618,777	$621,905

For purposes of the preceding table, Ernst & Young LLP’s professional fees are classified as follows:

•

Audit fees – These are fees for professional services performed for the audit of our annual financial statements and the required review of quarterly financial statements and other procedures performed by Ernst & Young LLP in order for them to be able to form an opinion on our consolidated financial statements. These fees also cover services that are normally provided by independent registered public accounting firms in connection with statutory and regulatory filings or engagements.

•

Audit-related fees – These are fees for assurance and related services that traditionally are performed by independent registered public accounting firms that are reasonably related to the performance of the audit or review of our financial statements, such as due diligence related to acquisitions and dispositions, attestation services that are not required by statute or regulation, internal control reviews and consultation concerning financial accounting and reporting standards.

•

Tax fees – These are fees for all professional services performed by professional staff in our independent registered public accounting firm’s tax division, except those services related to the audit of our financial statements. These include fees for tax compliance, tax planning and tax advice, including federal, state and local issues. Services may also include assistance with tax audits and appeals before the IRS and similar state and local agencies, as well as federal, state and local tax issues related to due diligence.

•	All other fees – These are fees for any services not included in the above-described categories.

Report of the Audit Committee

The function of the audit committee is oversight of the financial reporting process on behalf of the board of directors. Management has responsibility for the financial reporting process, including the system of internal control over financial reporting, and for the preparation, presentation and integrity of our financial statements. In addition, our independent registered public accounting firm devotes more time and has access to more information than does the audit committee. Membership on the audit committee does not call for the professional training and technical skills generally associated with career professionals in the field of accounting and auditing. Accordingly, in fulfilling their responsibilities, it is recognized that members of the audit committee are not, and do not represent themselves to be, performing the functions of auditors or accountants.

In this context, the audit committee reviewed and discussed the 2018 audited financial statements with management, including a discussion of the quality and acceptability of our financial reporting, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The audit committee discussed with Ernst & Young LLP, which is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles (“GAAP”), the matters required to be discussed by AS 1301, “Communications with Audit Committees,” as adopted by the Public Company Accounting Oversight Board. The audit committee received from Ernst & Young LLP the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young LLP’s communications with the audit committee concerning independence, and discussed with Ernst & Young LLP their independence from us. In addition, the audit committee considered whether Ernst & Young LLP’s provision of non-audit services is compatible with Ernst & Young LLP’s independence.

Based on these reviews and discussions, the audit committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2018 for filing with the SEC.

November 13, 2019	The Audit Committee of the Board of Directors:

Jeffrey A. Dritley and Stuart A. Gabriel, Ph.D.(chair)

The foregoing Report of the Audit Committee shall not be deemed to be “soliciting material” or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under the Exchange Act.

The Conflicts Committee

General

The members of the conflicts committee are Jeffrey A. Dritley (chair), Stuart A. Gabriel, Ph.D. and Ron D. Sturzenegger (appointed September 2019), all of whom are independent directors. Barbara R. Cambon served as a member of the conflicts committee from March 2008 until her resignation from the conflicts committee in June 2019.

Our charter empowers the conflicts committee to act on any matter permitted under Maryland law if the matter at issue is such that the exercise of independent judgment by directors who are affiliates of the Advisor could reasonably be compromised. Among the duties of the conflicts committee are the following:

•	reviewing and reporting on our policies;
•	approving transactions with affiliates and reporting on their fairness to us;
•	supervising and evaluating the performance and compensation of the Advisor;
•	reviewing our expenses and determining that they are reasonable and within the limits prescribed by our charter;
•	approving borrowings in excess of the total liabilities limit set forth in our charter; and
•	discharging the board of directors’ responsibilities relating to compensation.

The primary responsibilities of the conflicts committee are enumerated in our charter. The conflicts committee does not have a separate committee charter.

During 2018, the conflicts committee held five meetings and acted by unanimous consent on three occasions. Each director who was a member of the conflicts committee in 2018 attended at least 75% of the meetings of the conflicts committee.

Oversight of Executive Compensation

As noted above, the conflicts committee discharges the board of directors’ responsibilities relating to the compensation of our executives. However, we do not have any paid employees and our executive officers do not receive any compensation directly from us. Our executive officers are officers and/or employees of, or hold an indirect ownership interest in, the Advisor, and/or its affiliates and our executive officers are compensated by these entities, in part, for their services to us or our subsidiaries. See “– Certain Transactions with Related Persons” below for a discussion of the fees paid to the Advisor and its affiliates.

Our Policy Regarding Transactions with Related Persons

Our charter requires the conflicts committee to review and approve all transactions between us and the Advisor, any of our officers or directors or any of their affiliates. Prior to entering into a transaction with a related party, a majority of the conflicts committee must conclude that the transaction is fair and reasonable to us. In addition, our Code of Conduct and Ethics lists examples of types of transactions with related parties that would create prohibited conflicts of interest and requires our officers and directors to be conscientious of actual and potential conflicts of interest with respect to our interests and to seek to avoid such conflicts or handle such conflicts in an ethical manner at all times consistent with applicable law. Our executive officers and directors are required to report potential and actual conflicts to the Compliance Officer, currently the Advisor’s Chief Audit Executive, via the Ethics Hotline or directly to the audit committee chair, as appropriate.

Certain Transactions with Related Persons

Set forth below is a description of the material transactions between our affiliates and us since the beginning of 2018 as well as any such currently proposed material transactions. We have entered into agreements with certain affiliates pursuant to which they provide services to us. All of our executive officers and our affiliated director are also officers, directors, managers, or key professionals of and/or holders of a direct or indirect controlling interest in the Advisor and other affiliated KBS entities. Charles J. Schreiber, Jr. is the Chairman of our Board, our Chief Executive Officer, our President and our affiliated director. The Advisor is owned and controlled by KBS Holdings, our sponsor. Charles J. Schreiber, Jr. indirectly controls our sponsor and the Advisor.

Our Relationship with the Advisor. Since our inception, the Advisor has provided day-to-day management of our business. Among the services that are provided or have been provided by the Advisor under the terms of the advisory agreement are the following:

•	finding, presenting and recommending to us real estate and real estate-related investment opportunities consistent with our investment policies and objectives;
•	structuring the terms and conditions of our investments, sales and joint ventures;
•	acquiring properties and other investments on our behalf in compliance with our investment objectives and policies;
•	sourcing and structuring our loan originations and acquisitions;
•	arranging for financing and refinancing of our properties and our other investments;
•	entering into leases and service contracts for our properties;
•	supervising and evaluating each property manager’s performance;
•	reviewing and analyzing the properties’ operating and capital budgets;
•	assisting us in obtaining insurance;
•	generating an annual budget for us;
•	reviewing and analyzing financial information for each of our assets and our overall portfolio;
•

formulating and overseeing the implementation of strategies for the administration, promotion, management, operation, maintenance, improvement, financing and refinancing, marketing, leasing and disposition of our properties and other investments;

•	performing investor-relations services;
•	maintaining our accounting and other records and assisting us in filing all reports required to be filed with the SEC, the IRS and other regulatory agencies;
•	engaging in and supervising the performance of our agents, including our registrar and transfer agent; and
•	performing any other services reasonably requested by us.

The Advisor is subject to the supervision of the board of directors and only has such authority as we may delegate to it as our agent. The advisory agreement has a one-year term expiring May 21, 2020, subject to an unlimited number of successive one-year renewals upon the mutual consent of the parties. From January 1, 2018 through December 31, 2018 and from January 1, 2019 through the most recent date practicable, which was September 30, 2019, we compensated the Advisor as set forth below.

With respect to investments in real estate, we pay the Advisor a monthly asset management fee equal to one-twelfth of 0.75% of the amount paid or allocated to acquire the investment, plus the cost of any subsequent development, construction or improvements to the property. This amount includes any portion of the investment that was debt financed and is inclusive of acquisition fees and expenses related thereto. In the case of investments made through joint ventures, the asset management fee is determined based on our proportionate share of the underlying investment. With respect to investments in loans and any investments other than real estate, we paid the Advisor a monthly asset management fee calculated, each month, as one-twelfth of 0.75% of the lesser of (i) the amount paid or allocated to acquire or fund the loan or other investment (which amount included any portion of the investment that was debt financed and was inclusive of acquisition or origination fees and expenses related thereto) and (ii) the outstanding principal amount of such loan or other investment, plus the acquisition or origination fees and expenses related to the acquisition or funding of such investment, as of the time of calculation. Asset management fees from January 1, 2018 through December 31, 2018 totaled approximately $10.9 million, and asset management fees from January 1, 2019 through September 30, 2019 totaled approximately $7.7 million, all of which had been paid as of September 30, 2019.

Under the advisory agreement, the Advisor and its affiliates have the right to seek reimbursement from us for all costs and expenses they incur in connection with their provision of services to us, including our allocable share of the Advisor’s overhead, such as rent, employee costs, utilities, accounting software and cybersecurity costs. We reimburse the Advisor for our allocable portion of the salaries, benefits and overhead of internal audit department personnel providing services to us. In the future, the Advisor may seek reimbursement for additional employee costs. However, we will not reimburse the Advisor or its affiliates for employee costs in connection with services for which the Advisor earns acquisition, origination or disposition fees (other than reimbursement of travel and communication expenses) or for the salaries and benefits the Advisor or its affiliates may pay to our executive officers. From January 1, 2018 through December 31, 2018, we incurred $373,000 of operating expenses reimbursable to the Advisor, including $244,000 of employee costs, of which $55,000 was payable as of December 31, 2018, and from January 1, 2019 through September 30, 2019, we incurred $222,000 of operating expenses reimbursable to the Advisor, including $170,000 of employee costs, of which $102,000 was payable as of September 30, 2019. We also reimburse the Advisor for certain of our direct costs incurred from third parties that were initially paid by the Advisor on our behalf.

For substantial assistance in connection with the sale of properties or other investments, we pay the Advisor or its affiliates 1.0% of the contract sales price of each property or other investment sold; provided, however, in no event may aggregate disposition fees paid to the Advisor, its affiliates and unaffiliated third parties exceed 6.0% of the contract sales price. From January 1, 2018 through December 31, 2018, we incurred $1.0 million of disposition fees, and from January 1, 2019 through September 30, 2019, we incurred $1.3 million of disposition fees, all of which had been paid as of September 30, 2019.

From January 1, 2018 through December 31, 2018, the Advisor reimbursed us for $0.1 million of property insurance rebates.

Our Relationship with the Dealer Manager. We have entered into a fee reimbursement agreement (the “AIP Reimbursement Agreement”) with KBS Capital Markets Group LLC (the “Dealer Manager”) pursuant to which we agreed to reimburse the Dealer Manager for certain fees and expenses it incurs for administering our participation in the DTCC Alternative Investment Product Platform with respect to certain accounts of our stockholders serviced through the platform. From January 1, 2018 through December 31, 2018, we incurred $91,000 of costs and expenses related to the AIP Reimbursement Agreement, and from January 1, 2019 through September 30, 2019, we incurred $68,000 of costs and expenses related to the AIP Reimbursement Agreement.

Insurance Program. As of January 1, 2018, we, together with KBS Real Estate Investment Trust III, Inc. (“KBS REIT III”), KBS Growth & Income REIT, Inc. (“KBS Growth & Income REIT”), Pacific Oak Strategic Opportunity REIT, Inc., formerly KBS Strategic Opportunity REIT, Inc. (“Pacific Oak Strategic Opportunity REIT”) (advisory agreement terminated as of October 31, 2019), KBS Legacy Partners Apartment REIT, Inc. (“KBS Legacy Partners Apartment REIT”) (which liquidated in December 2018), Pacific Oak Strategic Opportunity REIT II, Inc., formerly KBS Strategic Opportunity REIT II, Inc. (“Pacific Oak Strategic Opportunity REIT II”) (advisory agreement terminated as of October 31, 2019), the Dealer Manager, the Advisor and other KBS-affiliated entities, had entered into an errors and omissions and directors and officers liability insurance program where the lower tiers of such insurance coverage were shared. The cost of these lower tiers is allocated by the Advisor and its insurance broker among each of the various entities covered by the program, and is billed directly to each entity. At the June 2018 renewal, Pacific Oak Strategic Opportunity REIT, Pacific Oak Strategic Opportunity REIT II and KBS Legacy Partners Apartment REIT elected to cease participation in the program and obtained separate insurance coverage. In June 2019, we renewed our participation in the program. The program is effective through June 30, 2020.

During the year ended December 31, 2018 and from January 1, 2019 through September 30, 2019, no other transactions occurred between us and KBS Real Estate Investment Trust, Inc. (“KBS REIT I”) (which liquidated in December 2018), KBS REIT III, Pacific Oak Strategic Opportunity REIT, Pacific Oak Strategic Opportunity REIT II, KBS Legacy Partners Apartment REIT, KBS Growth & Income REIT, the Advisor, the Dealer Manager or other KBS-affiliated entities.

Effective October 31, 2019, Pacific Oak Strategic Opportunity REIT and Pacific Oak Strategic Opportunity REIT II transferred the management of the companies to a new external advisor, Pacific Oak Capital Advisors LLC. The transfer of management allows the Advisor to focus on its core asset portfolios, while the Pacific Oak group of companies focuses primarily on opportunistic portfolios. Pacific Oak Capital Advisors, LLC is owned and managed by Keith D. Hall and Peter McMillan III. Together, through GKP Holding LLC, Messrs. Hall and McMillan, indirectly own a 33 1/3% interest in the Advisor and the Dealer Manager.

Currently Proposed Transactions. There are no currently proposed material transactions with related persons other than those covered by the terms of the agreements described above.

Nomination of Directors

General

We do not have a standing nominating committee. Unless otherwise provided by Maryland law, the board of directors is responsible for selecting its own nominees and recommending them for election by our stockholders, provided that the conflicts committee is responsible for selecting and nominating replacements for vacancies among our independent director positions. Unless filled by a vote of our stockholders as permitted by the Maryland General Corporation Law, a vacancy that results from the removal of a director will be filled by a vote of a majority of the remaining directors. Any vacancy on the board of directors for any other cause will be filled by a vote of a majority of the remaining directors, even if such majority vote is less than a quorum. The board of directors believes that the primary reason for creating a standing nominating committee is to ensure that candidates for independent director positions can be evaluated under a process free from conflicts of interest with us. Because nominations for vacancies in independent director positions are handled by a committee composed only of independent directors, the board of directors has determined that the creation of a standing nominating committee is not necessary. We do not have a charter that governs the director nomination process.

Board Membership Criteria

With respect to filling vacancies for independent director positions, the conflicts committee reviews the appropriate experience, skills and characteristics required of directors in the context of the then-current membership of the board of directors. The full board of directors annually conducts a similar review with respect to all director nominations. This assessment includes, in the context of the perceived needs of the board of directors at that time, issues of knowledge, experience, judgment and skills, such as an understanding of the real estate and real estate finance industries or accounting or financial management expertise. The board of directors seeks to nominate directors with diverse backgrounds, experiences and skill sets that complement each other so as to maximize the collective knowledge, experience, judgment and skills of the entire board of directors. The board of directors assesses its effectiveness in achieving this goal annually, in part, by reviewing the diversity of the skill sets of the directors and determining whether there are any deficiencies in the board of directors’ collective skill set that should be addressed in the nominating process. The board of directors made such an assessment in connection with director nominations for the annual meeting of stockholders and determined that the composition of the current board of directors satisfies its diversity objectives.

Other considerations in director nominations include the candidate’s independence from conflict with us and the ability of the candidate to attend board meetings regularly and to devote an appropriate amount of time in preparation for those meetings. It also is expected that independent directors nominated by the conflicts committee will be individuals who possess a reputation and hold positions or affiliations befitting a director of a large publicly held company and who are actively engaged in their occupations or professions or are otherwise regularly involved in the business, professional or academic community. Moreover, as required by our charter, at least one of our independent directors must have at least three years of relevant real estate experience, and each director who is not an independent director must have at least three years of relevant experience demonstrating the knowledge and experience required to successfully manage and dispose of the types of assets we own.

Selection of Directors

Unless otherwise provided by Maryland law, the board of directors is responsible for selecting its own nominees and recommending them for election by our stockholders, provided that the conflicts committee must nominate replacements for any vacancies among the independent director positions. All director nominees stand for election by our stockholders annually.

In nominating candidates for the board of directors, the board of directors (or the conflicts committee, as appropriate) solicits candidate recommendations from its own members and the management of the Advisor. The board of directors and the conflicts committee may also engage the services of a search firm to assist in identifying potential director nominees.

The board of directors and the conflicts committee will consider recommendations made by stockholders for director nominees who meet the established director criteria set forth above. In order to be considered for nomination, recommendations made by stockholders must be submitted within the timeframe required to request a proposal to be included in the proxy materials. See “Stockholder Proposals” below. In evaluating the persons recommended as potential directors, the board of directors (or the conflicts committee, as appropriate) will consider each candidate without regard to the source of the recommendation and take into account those factors that they determine are relevant. Stockholders may directly nominate potential directors (without the recommendation of the board of directors or conflicts committee) by satisfying the procedural requirements for such nomination as provided in Article II, Section 2.12 of our bylaws. Any stockholder may request a copy of our bylaws free of charge by calling (866) 527-4264.

Stockholder Communications with the Board of Directors

We have established a procedure for stockholders to communicate comments and concerns to the board of directors. Stockholders may contact the board of directors at the following address:

Board of Directors of KBS Real Estate Investment Trust II, Inc.

800 Newport Center Drive, Suite 700

Newport Beach, California 92660

Stockholders should report any complaints or concerns regarding (i) suspected violations or concerns as to compliance with laws, regulations, our Code of Conduct and Ethics or other suspected wrongdoings affecting us or our properties or assets, or (ii) any complaints or concerns regarding our accounting, internal accounting controls, auditing matters, or any concerns regarding any questionable accounting or auditing matters affecting us. Stockholders should report any such suspected violations or other complaints or concerns by any of the following means:

•	Via the Internet at kbsreitii.ethicspoint.com;
•	By calling the toll free Ethics Hotline at (888) 329-6414; or
•	By mailing a description of the suspected violation or concern to:

Audit Committee Chair

c/o KBS Real Estate Investment Trust II, Inc.

800 Newport Center Drive, Suite 700

Newport Beach, CA 92660

Reports made via the Ethics Hotline will be sent to our compliance officer, currently the Advisor’s Chief Audit Executive, and the audit committee chair, provided that no person named in the report will receive the report directly.

Stockholders can also communicate directly with the Chairman of the Board at the annual meeting. Although we do not have a policy regarding the attendance of directors at annual meetings of stockholders, we expect that the Chairman of the Board will be present at all such meetings. Four of our then five directors were present at our last annual meeting of stockholders.

Executive Officers and Directors

We have provided below certain information about our executive officers and directors. All of our directors have terms expiring on the date of the annual meeting of stockholders and are being nominated for re-election to serve until the next annual meeting and until his successor is elected and qualified. We have nominated four directors for election at the annual meeting. Our charter provides that the number of directors on the board of directors is five. On April 25, 2019, Peter M. Bren, our then President and one of our affiliated directors, as well as one of the indirect owners of KBS Holdings LLC, our sponsor and the parent entity of the Advisor, passed away. We have nominated fewer director candidates for election at the annual meeting than the number provided in our charter while the board of directors considers whether to fill the vacant position or reduce the size of the board. Stockholders may not vote for a greater number of persons than the number of nominees named.

Name and Address(1)	Position(s)	Age(2)	Year First Became a Director
Charles J. Schreiber, Jr.	Chairman of the Board, Chief Executive Officer, President and Director	68	2007
Jeffrey K. Waldvogel	Chief Financial Officer, Treasurer and Secretary	42	N/A
Stacie K. Yamane	Chief Accounting Officer and Assistant Secretary	55	N/A
Jeffrey A. Dritley	Independent Director	63	2017
Stuart A. Gabriel, Ph.D.	Independent Director	65	2008
Ron D. Sturzenegger	Independent Director	59	2019

(1) The address of each named executive officer and director is 800 Newport Center Drive, Suite 700, Newport Beach, California 92660.

(2) As of November 1, 2019.

Charles J. Schreiber, Jr. is our Chairman of the Board, our Chief Executive Officer and one of our directors, positions he has held since August 2007, August 2007 and July 2007, respectively. In August 2019, he was also elected as our President. He is also the Chief Executive Officer of the Advisor and Chairman of the Board, Chief Executive Officer and a director of KBS Growth & Income REIT, positions he has held for these entities since October 2004 and January 2015, respectively. Mr. Schreiber is Chairman of the Board, Chief Executive Officer and a director of KBS REIT III, positions he has held since January 2010, January 2010 and December 2009, respectively. In August 2019, Mr. Schreiber was also elected as President of KBS Growth & Income REIT and KBS REIT III. Mr. Schreiber was Chairman of the Board, Chief Executive Officer and a director of KBS REIT I from June 2005 until its liquidation in December 2018. Other than de minimis amounts owned by family members or family trusts, Mr. Schreiber indirectly owns and controls a 33 1/3% interest in KBS Holdings LLC, which is the sole owner of the Advisor and the entity that acted as our dealer manager. In addition, Mr. Schreiber controls the voting rights with respect to the 33 1/3% interest of KBS Holdings LLC held indirectly by the estate of Peter M. Bren (together with other family members). KBS Holdings is a sponsor of our company and is or was a sponsor of KBS REIT I, KBS REIT III, Pacific Oak Strategic Opportunity REIT, KBS Legacy Partners Apartment REIT, Pacific Oak Strategic Opportunity REIT II and KBS Growth & Income REIT, which were formed in 2007, 2005, 2009, 2008, 2009, 2013 and 2015, respectively.

Mr. Schreiber is the Chief Executive Officer of KBS Realty Advisors LLC and is a principal of Koll Bren Schreiber Realty Advisors, Inc., each an active and nationally recognized real estate investment advisor. These entities are registered as investment advisers with the SEC. Messrs. Bren and Schreiber were the founding partners of the KBS-affiliated investment advisors. The first investment advisor affiliated with Messrs. Bren and Schreiber was formed in 1992. As of September 30, 2019, KBS Realty Advisors, together with KBS affiliates, including the Advisor, had been involved in the investment in or management of approximately $27.6 billion of real estate investments on behalf of institutional investors, including public and private pension plans, endowments and foundations, institutional and sovereign wealth funds, and the investors in us, KBS REIT I, KBS REIT III, Pacific Oak Strategic Opportunity REIT (advisory agreement terminated October 31, 2019), KBS Legacy Partners Apartment REIT, Pacific Oak Strategic Opportunity REIT II (advisory agreement terminated October 31, 2019) and KBS Growth & Income REIT. Through October 31, 2019 the Advisor also served as the U.S. asset manager for Keppel Pacific Oak US REIT, and KBS Realty Advisors serves as the U.S. asset manager for Prime US REIT, both Singapore real estate investment trusts.

Mr. Schreiber oversees all aspects of the Advisor’s and KBS Realty Advisors’ operations, including the acquisition, management and disposition of individual investments and portfolios of investments for KBS-sponsored programs and KBS-advised investors. He also directs all facets of the Advisor’s and KBS Realty Advisors’ business activities and is responsible for investor relationships.

In addition, since July 2018, Mr. Schreiber has served as Chairman of the Board and a director for KBS US Prime Property Management Pte. Ltd., which is the external manager of Prime US REIT, a Singapore real estate investment trust that is listed on the Singapore Stock Exchange. Mr. Schreiber holds an indirect ownership interest in KBS US Prime Property Management Pte. Ltd. and KBS Asia Partners Pte. Ltd., which is the sponsor of Prime US REIT.

Mr. Schreiber has been involved in real estate development, management, acquisition, disposition and financing for more than 40 years and with the acquisition, origination, management, disposition and financing of real estate-related debt investments for more than 30 years. Prior to forming the first KBS-affiliated investment advisor in 1992, he served as the Executive Vice President of Koll Investment Management Services and Executive Vice President of Acquisitions/Dispositions for The Koll Company. During the mid-1970s through the 1980s, he was Founder and President of Pacific Development Company and was previously Senior Vice President/Southern California Regional Manager of Ashwill-Burke Commercial Brokerage.

Mr. Schreiber graduated from the University of Southern California with a Bachelor’s Degree in Finance with an emphasis in Real Estate. During his four years at USC, he did graduate work in the then newly formed Real Estate Department in the USC Graduate School of Business. He is currently an Executive Board Member for the USC Lusk Center for Real Estate at the University of Southern California Marshall School of Business/School of Policy, Planning and Development. Mr. Schreiber also serves as a member of the Executive Committee for the Public Non-Listed REIT Council for the National Association of Real Estate Investment Trusts. He is also a member of the National Council of Real Estate Investment Fiduciaries. Mr. Schreiber has served as a member of the board of directors and executive committee of The Irvine Company since August 2016, and since December 2016, Mr. Schreiber has served on the Board of Trustees of The Irvine Company.

The board of directors has concluded that Mr. Schreiber is qualified to serve as a director, Chairman of the Board and as our Chief Executive Officer and President for reasons including his extensive industry and leadership experience. With more than 40 years of experience in real estate development, management, acquisition and disposition and more than 30 years of experience with the acquisition, origination, management, disposition and financing of real estate-related debt investments, he has the depth and breadth of experience to implement our business strategy. He gained his understanding of the real estate and real estate-finance markets through hands-on experience with acquisitions, asset and portfolio management, asset repositioning and dispositions. As our Chief Executive Officer and a principal of the Advisor, Mr. Schreiber is best-positioned to provide the board of directors with insights and perspectives on the execution of our business strategy, our operations and other internal matters. Further, as a principal of KBS-affiliated investment advisors, as Chief Executive Officer, President, Chairman of the Board and a director of KBS REIT III and KBS Growth & Income REIT, as a director and trustee of The Irvine Company, as Chairman of the Board and a director of KBS US Prime Property Management Pte. Ltd. and as former Chief Executive Officer, Chairman of the Board and a director of KBS REIT I, Mr. Schreiber brings to the board of directors demonstrated management and leadership ability.

Jeffrey K. Waldvogel is our Chief Financial Officer, a position he has held since June 2015. In August 2018, he was also elected our Treasurer and Secretary. He is also the Chief Financial Officer of the Advisor, a position he has held since June 2015. Since June 2015, he has served as Chief Financial Officer of KBS REIT III, and in July 2018, he was elected Treasurer and Secretary of KBS REIT III. He is also the Chief Financial Officer, Treasurer and Secretary of KBS Growth & Income REIT, positions he has held since June 2015, April 2017 and April 2017, respectively. From June 2015 until November 2019, he also served as the Chief Financial Officer, Treasurer and Secretary of Pacific Oak Strategic Opportunity REIT and Pacific Oak Strategic Opportunity REIT II. He was Chief Financial Officer of KBS REIT I and KBS Legacy Partners Apartment REIT from June 2015 until their respective liquidations in December 2018.

Mr. Waldvogel has been employed by an affiliate of the Advisor since November 2010. With respect to the KBS-sponsored REITs advised by the Advisor, he served as the Director of Finance and Reporting from July 2012 to June 2015 and as the VP Controller Technical Accounting from November 2010 to July 2012. In these roles Mr. Waldvogel was responsible for overseeing internal and external financial reporting, valuation analysis, financial analysis, REIT compliance, debt compliance and reporting, and technical accounting.

Prior to joining an affiliate of the Advisor in 2010, Mr. Waldvogel was an audit senior manager at Ernst & Young LLP. During his eight years at Ernst & Young LLP, where he worked from October 2002 to October 2010, Mr. Waldvogel performed or supervised various auditing engagements, including the audit of financial statements presented in accordance with GAAP, as well as financial statements prepared on a tax basis. These auditing engagements were for clients in a variety of industries, with a significant focus on clients in the real estate industry.

In April 2002, Mr. Waldvogel received a Master of Accountancy Degree and Bachelor of Science from Brigham Young University in Provo, Utah. Mr. Waldvogel is a Certified Public Accountant (California).

Stacie K. Yamane is our Chief Accounting Officer, a position she has held since October 2008. In August 2018, she was also elected our Assistant Secretary. From July 2007 to December 2008, Ms. Yamane served as our Chief Financial Officer and from July 2007 to October 2008, she served as our Controller. Ms. Yamane is also the Chief Accounting Officer, Portfolio Accounting of the Advisor and Chief Accounting Officer of KBS REIT III and KBS Growth & Income REIT, positions she has held for these entities since October 2008, January 2010 and January 2015, respectively. From August 2009 until November 2019 and from February 2013 until November 2019 she served as Chief Accounting Officer of Pacific Oak Strategic Opportunity REIT and Pacific Oak Strategic Opportunity REIT II, respectively. From August 2009 until its liquidation in December 2018, she served as Chief Accounting Officer of KBS Legacy Partners Apartment REIT; from October 2008 until its liquidation in December 2018, she served as Chief Accounting Officer of KBS REIT I. From October 2004 to October 2008, Ms. Yamane served as Fund Controller of the Advisor; from June 2005 to December 2008, she served as Chief Financial Officer of KBS REIT I and from June 2005 to October 2008, she served as Controller of KBS REIT I.

Ms. Yamane also serves as Senior Vice President/Controller, Portfolio Accounting for KBS Realty Advisors LLC, a position she has held since 2004. She served as a Vice President/Portfolio Accounting with KBS-affiliated investment advisors from 1995 to 2004. At KBS Realty Advisors, from 2004 through 2015, Ms. Yamane was responsible for client accounting/reporting for two real estate portfolios. These portfolios consisted of industrial, office and retail properties as well as land parcels. Ms. Yamane worked closely with portfolio managers, asset managers, property managers and clients to ensure the completion of timely and accurate accounting, budgeting and financial reporting. In addition, she assisted in the supervision and management of KBS Realty Advisors’ accounting department.

Prior to joining an affiliate of KBS Realty Advisors in 1995, Ms. Yamane was an audit manager at Kenneth Leventhal & Company, a CPA firm specializing in real estate. During her eight years at Kenneth Leventhal & Company, Ms. Yamane performed or supervised a variety of auditing, accounting and consulting engagements including the audit of financial statements presented in accordance with GAAP, as well as financial statements presented on a cash and tax basis, the valuation of asset portfolios and the review and analysis of internal control systems. Her experiences with various KBS-affiliated entities and Kenneth Leventhal & Company give her almost 30 years of real estate experience.

Ms. Yamane received a Bachelor of Arts Degree in Business Administration with a dual concentration in Accounting and Management Information Systems from California State University, Fullerton. She is a Certified Public Accountant (inactive California).

Jeffrey A. Dritley is one of our independent directors and is chair of the conflicts committee, positions he has held since October 2017 and July 2019, respectively. He is also an independent director and chair of the conflicts committee of KBS REIT III, positions he has held since October 2017 and July 2019, respectively. Mr. Dritley is Founder and Managing Partner of Kearny Real Estate Company. Kearny, headquartered in Los Angeles, is a partnership of experienced real estate professionals active in the acquisition, entitlement, repositioning, development, leasing, management and disposition of large, complex commercial projects in Southern California. Since 1993, Kearny has been involved in approximately $4.4 billion of projects including the acquisition and work-out of approximately $2.3 billion of distressed real estate debt.

From 1993 to 2001, Mr. Dritley served as a Managing Director of Morgan Stanley, where he was responsible for the Morgan Stanley Real Estate Fund’s (“MSREF”) West Coast operations and was a member of the global investment committee. During his tenure, MSREF was involved in over $3 billion of transactions, including significant acquisitions, refinancings and work-outs. From 1986 to 1993, Mr. Dritley was employed by The Koll Company, a major real estate development company in the western United States. From 1979 to 1984, Mr. Dritley was employed by Peat, Marwick, Mitchell in Kansas City and New York City.

Mr. Dritley has 30 years of experience in the real estate industry. His experience has ranged from the acquisition, entitlement, development and redevelopment of over 14 million square feet of properties in Southern California, to creating and managing an organization with over 100 employees in the United States, Europe and Asia focused on buying and restructuring non-performing loans.

From 2009 to 2016 Mr. Dritley served as a director, chairman of the compensation committee and member of the investment committee of Bixby Land Company, a private REIT with assets exceeding $1 billion, and from 2008 to 2016, he served as a Senior Advisor to Trigate Property Partners, a real estate private equity firm that manages a partnership with CalSTRS. He also has been active in several professional organizations, including the Los Angeles County Economic Development Corporation, for which he served on the Executive Committee, the Urban Land Institute and the Los Angeles Chapter of NAIOP, of which he is a past president. His community involvement included serving on the board of the Neighborhood Youth Association in Venice, California and volunteering his time for youth sports and Boy Scouts. Mr. Dritley is a Certified Public Accountant and holds a Bachelor’s Degree in Business Administration from the University of Missouri and an MBA from Harvard Business School.

The board of directors has concluded that Mr. Dritley is qualified to serve as an independent director for reasons including his expertise in real estate acquisition, restructuring and disposition. His over 30 years of experience in the real estate industry gives him significant experience that will be of great benefit to our company and make him well-positioned to advise the board of directors with respect to potential investment, restructuring and disposition opportunities. As Founder and Managing Partner of Kearny Real Estate Company, Mr. Dritley has encountered the myriad of practical, operational and other challenges that face large real estate companies like ours. Further, in the course of serving on the board of directors of Bixby Land Company and as a Senior Advisor to Trigate Property Partners, Mr. Dritley has developed strong leadership and consensus building skills that are a valuable asset to the board of directors. In addition, as a Certified Public Accountant, he possesses valuable expertise in evaluating the financial and operational results of companies such as ours.

Stuart A. Gabriel, Ph.D. is one of our independent directors and is chair of the audit committee, positions he has held since March 2008 and August 2018, respectively. Professor Gabriel is also an independent director and is chair of the audit committee of KBS REIT III, positions he has held since September 2010 and August 2018, respectively. Professor Gabriel was an independent director of KBS REIT I from June 2005 until its liquidation in December 2018. Since June 2007, Professor Gabriel has served as Director of the Richard S. Ziman Center for Real Estate and Professor of Finance and Arden Realty Chair at the UCLA Anderson School of Management. Prior to joining UCLA he was Director and Lusk Chair in Real Estate at the USC Lusk Center for Real Estate, a position he held from 1999 to 2007. Professor Gabriel also served as Professor of Finance and Business Economics in the Marshall School of Business at the University of Southern California, a position he held from 1990 to 2007. He received a number of awards at UCLA and USC for outstanding graduate teaching. In 2004, he was elected President of the American Real Estate and Urban Economics Association. Professor Gabriel serves on the editorial boards of seven academic journals. He is also a Fellow of the Homer Hoyt Institute for Advanced Real Estate Studies. Since March 2016, Professor Gabriel has served on the board of directors of KB Home and is a member of its audit committee. Professor Gabriel has published extensively on the topics of real estate finance and urban and regional economics. His teaching and academic research experience include analysis of real estate and real estate capital markets performance as well as structured finance products, including credit default swaps, commercial mortgage-backed securities and collateralized debt obligations. Professor Gabriel serves as a consultant to numerous corporate and governmental entities. From 1986 through 1990, Professor Gabriel served on the economics staff of the Federal Reserve Board in Washington, D.C. He also has been a Visiting Scholar at the Federal Reserve Bank of San Francisco. Professor Gabriel holds a Ph.D. in Economics from the University of California, Berkeley.

The board of directors has concluded that Professor Gabriel is qualified to serve as an independent director for reasons including his extensive knowledge and understanding of the real estate and finance markets and real estate finance products. As a professor of real estate finance and economics, Professor Gabriel brings unique perspective to the board of directors. His years of research and analysis of the real estate and finance markets make Professor Gabriel well-positioned to advise us with respect to our investment and financing strategy. This expertise also makes him an invaluable resource for assessing and managing risks facing our company. Through his experience as a director of KBS REIT III and KB Home and as a former director of KBS REIT I, he also has an understanding of the requirements of serving on a public company board.

Ron D. Sturzenegger is one of our independent directors, a position he has held since September 2019. On August 28, 2019, Mr. Sturzenegger was also appointed as an independent director of KBS REIT III.

Mr. Sturzenegger has over 30 years of experience in the real estate industry through his career at major financial institutions. From July 2014 to January 2018, Mr. Sturzenegger was Enterprise Business & Community Engagement Executive at Bank of America, responsible for leading Bank of America’s strategy to integrate the delivery of its products and services to customers and clients in 90 key U.S. markets. In his role overseeing Enterprise Business & Community Engagement, he was responsible for driving global integration opportunities across the enterprise. In addition, Mr. Sturzenegger led Bank of America’s strategy through which leaders representing all the company’s various businesses in a given market or community worked together to integrate the delivery of products and services for customers and clients, including the oversight of the Market Presidents Organization.

From August 2011 to April 2015, Mr. Sturzenegger was on the Management Committee of Bank of America and Legacy Asset Servicing (LAS) Executive at Bank of America, whose responsibilities included resolving legacy mortgage issues following Bank of America’s acquisition of Countrywide Financial and Merrill Lynch during the financial crisis and the downturn in the U.S. housing markets, the management of the servicing of current, delinquent and at-risk loans, and the development and implementation of operational capabilities and processes to address regulators’ concerns regarding robo-signing.

From January 2009 to August 2011, Mr. Sturzenegger served as Managing Director and Global Head of Real Estate, Gaming and Lodging Investment Banking at Bank of America Merrill Lynch, and from January 2002 to December 2008, Mr. Sturzenegger served as Managing Director and Global Head of Real Estate, Gaming and Lodging Investment Banking for Bank of America Securities. From July 1998 to December 2001, he served as Head of Real Estate Mergers and Acquisitions at Bank of America Securities. From July 1986 to June 1998, Mr. Sturzenegger served in various roles at Morgan Stanley in Real Estate Investment Banking. From 1982 to 1984, Mr. Sturzenegger was a Financial Analyst with Bain & Company.

Mr. Sturzenegger serves on the Executive Committee for the policy advisory board for the Fisher Center for Real Estate & Urban Economics. He a member of the advisory board of the Stanford Professionals in Real Estate. Mr. Sturzenegger and his wife previously served as Chairs of the Parents’ Advisory Board for Stanford University. Mr. Sturzenegger holds a Bachelor of Science Degree in Industrial Engineering from Stanford University and an MBA from Harvard Business School.

The board of directors has concluded that Mr. Sturzenegger is qualified to serve as an independent director for reasons including his extensive real estate industry, investment banking and leadership experience. Mr. Sturzenegger’s 30 years of experience in the real estate industry through his career at major financial institutions given him the depth and breadth of experience from which to draw in advising our company. Through his executive and management roles at Bank of America, Mr. Sturzenegger brings to the board demonstrated management and leadership ability.

Compensation of Executive Officers

Our executive officers do not receive compensation directly from us for services rendered to us. Our executive officers are officers and/or employees of, or hold an indirect ownership interest in, the Advisor, and/or its affiliates, and our executive officers are compensated by these entities, in part, for their services to us. See “– The

Conflicts Committee – Certain Transactions with Related Persons” above for a discussion of the fees paid to the Advisor and its affiliates.

Compensation of Directors

If a director is also one of our executive officers, we do not pay any compensation to that person for services rendered as a director. The amount and form of compensation payable to our independent directors for their service to us is determined by the conflicts committee, based upon recommendations from the Advisor. One of our executive officers, Mr. Schreiber, manages and controls the Advisor, and through the Advisor, he is involved in recommending and setting the compensation to be paid to our independent directors.

In order to attract and retain qualified individuals to serve as independent directors and in conjunction with the search for an independent director candidate to fill a vacancy on our board of directors at the time, the conflicts committee engaged Pearl Meyer, an independent executive compensation consultant, to conduct a review and make recommendations to the conflicts committee relating to the committee’s review of the compensation to be paid to independent directors. The conflicts committee instructed Pearl Meyer to identify a peer group of companies to determine how our independent director compensation compared to this group, to provide an analysis of the compensation paid to the independent directors of the peer group and paid to each of our independent directors and then to advise the conflicts committee with respect to such analysis. Pearl Meyer did not provide any additional services to us or the conflicts committee. Pearl Meyer was also engaged by the conflicts committee of an entity affiliated with us to provide the same analysis and advice with respect to the compensation of its independent directors. Based on consultation with and the study presented by Pearl Meyer and the recommendations contained therein, the conflicts committee’s own review of the Pearl Meyer study and the recommendation of the Advisor, the conflicts committee approved a revised compensation structure for our independent directors on October 31, 2017.

We have provided below certain information regarding compensation earned by or paid to our directors during fiscal year 2018.

Name	Fees Earned or Paid in Cash in 2018	All Other Compensation	Total
Barbara R. Cambon(1)	$163,726	$–	$163,726
Jeffrey A. Dritley	157,000	–	157,000
Stuart A. Gabriel, Ph.D.	167,000	–	167,000
Peter McMillan III(2) (3)	–	–	–
Charles J. Schreiber, Jr.(2)	–	–	–

(1)	Ms. Cambon, who previously served as one of our independent directors, resigned from the board of directors effective as of June 26, 2019.
(2)	Directors who are also our executive officers do not receive compensation for services rendered as a director.
(3)	Mr. McMillan’s term as a director ended on February 26, 2019.

Cash Compensation

We compensate each of our independent directors with an annual retainer of $135,000 as well as paying compensation to our independent directors for attending board of directors, audit committee, conflicts committee and Special Committee meetings as follows:

•

each member of the audit committee and conflicts committee will be paid $10,000 annually for service on such committees (except that the chair of each of the audit committee and conflicts committee will be paid $20,000 annually for service as the chair of such committees);

•

after the tenth board of directors meeting of each calendar year, each independent director will be paid (i) $2,500 for each in-person board of directors meeting attended for the remainder of the calendar year and (ii) $2,000 for each teleconference board of directors meeting attended for the remainder of the calendar year;

•

after the tenth audit committee meeting of each calendar year, each member of the audit committee will be paid (i) $2,500 for each in-person audit committee meeting attended for the remainder of the calendar year and (ii) $2,000 for each teleconference audit committee meeting attended for the remainder of the calendar year (except that the audit committee chair will be paid $3,000 for each in-person and teleconference audit committee meeting attended after the tenth audit committee meeting of each calendar year, for the remainder of each calendar year);

•

after the tenth conflicts committee meeting of each calendar year, each member of the conflicts committee will be paid (i) $2,500 for each in-person conflicts committee meeting attended for the remainder of the calendar year and (ii) $2,000 for each teleconference conflicts committee meeting attended for the remainder of the calendar year (except that the conflicts committee chair will be paid $3,000 for each in-person and teleconference conflicts committee meeting attended after the tenth conflicts committee meeting of each calendar year, for the remainder of each calendar year); and

•

each member of the Special Committee will be paid (i) $2,000 for each in-person Special Committee meeting attended and (ii) $2,000 for each teleconference Special Committee meeting attended (except that the Special Committee chair will be paid $3,000 for each in-person and teleconference Special Committee meeting attended).

All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at board of directors meetings and committee meetings.

STOCK OWNERSHIP

The following table shows, as of December 6, 2019, the amount of our common stock beneficially owned (unless otherwise indicated) by (i) any person who is known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock, (ii) our directors, (iii) our executive officers and (iv) all of our directors and executive officers as a group.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)		Percent of all Shares

Jeffrey A. Dritley, Independent Director	–		–

Stuart A. Gabriel, Ph.D., Independent Director	2,680		*

Charles J. Schreiber, Jr., Chairman of the Board, Chief Executive Officer, President and Director	20,000	(3)	*

Ron D. Sturzenegger, Independent Director	–		–

Jeffrey K. Waldvogel, Chief Financial Officer, Treasurer and Secretary	–		–

Stacie K. Yamane, Chief Accounting Officer and Assistant Secretary	–		–

All executive officers and directors as a group	22,680	(3)	*

*	Less than 1% of the outstanding common stock.
(1)	The address of each named beneficial owner is 800 Newport Center Drive, Suite 700, Newport Beach, California 92660.
(2)	None of the shares is pledged as security.
(3)	Includes 20,000 shares owned by KBS Capital Advisors, which is indirectly controlled by Charles J. Schreiber, Jr.

PROPOSAL 3.    ELECTION OF DIRECTORS

At the annual meeting, you and the other stockholders will vote on the election of four members of the board of directors. Those persons elected will serve as directors until the next annual meeting and until their successors are duly elected and qualified. The board of directors has nominated the following people for re-election as directors:

•	Charles J. Schreiber, Jr.
•	Jeffrey A. Dritley
•	Stuart A. Gabriel, Ph.D
•	Ron D. Sturzenegger

Each of the nominees for director is a current director. Detailed information on each nominee is provided under “Certain Information About Management — Executive Officers and Directors.”

We have nominated four directors for election at the annual meeting. Our charter provides that the number of directors on the board of directors is five. On April 25, 2019, Peter M. Bren, our then President and one of our affiliated directors, as well as one of the indirect owners of KBS Holdings LLC, our sponsor and the parent entity of the Advisor, passed away. We have nominated fewer director candidates for election at the annual meeting than the number provided in our charter while the board of directors considers whether to fill the vacant position or reduce the size of the board. Stockholders may not vote for a greater number of persons than the number of nominees named.

Vote Required

Under our charter, a majority of the shares of common stock present in person or by proxy at an annual meeting at which a quorum is present is required for the election of the directors. This means that, of the shares of common stock present in person or by proxy at an annual meeting, a director nominee needs to receive affirmative votes from a majority of such shares of common stock in order to be elected to the board of directors. Because of this majority vote requirement, “withhold” votes and broker non-votes will have the effect of a vote against each nominee for director. If an incumbent director nominee fails to receive the required number of votes for re-election, then under Maryland law, he or she will continue to serve as a “holdover” director until his or her successor is duly elected and qualified.

The appointed proxies will vote your shares of common stock as you instruct. If you submit a proxy card with no further instructions, the appointed proxies will vote your shares FOR all of the director nominees listed above. If any nominee becomes unable or unwilling to stand for re-election, the board of directors may reduce its size or designate a substitute. If a substitute is designated, proxies voting on the original nominee will be cast for the substituted nominee.

Whether or not you plan to attend the annual meeting and vote in person, we urge you to have your vote recorded. Stockholders have the following three options for submitting their votes by proxy: (i) via the Internet, (ii) by telephone or (iii) by mail, using the paper proxy card. YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL NOMINEES LISTED FOR ELECTION AS DIRECTORS.

PROPOSAL 4.     RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

At the annual meeting, you and the other stockholders will vote on the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2019.

During the year ended December 31, 2018, Ernst & Young LLP served as our independent registered public accounting firm and provided certain tax and other services. Ernst & Young LLP has served as our independent registered public accounting firm since our formation. The audit committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2019.

The audit committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm. In making its determination regarding whether to appoint or retain a particular independent registered public accounting firm, the audit committee takes into account the opinions of management and our internal auditors in assessing the independent registered public accounting firm’s qualifications, performance and independence.

Although not required by law or our governance documents, we believe ratification of this appointment is good corporate practice because the audit of our books and records is a matter of importance to our stockholders. Even if the appointment of Ernst & Young LLP is ratified, the audit committee may, however, select a new independent registered public accounting firm at any time in the future in its discretion if it deems such decision to be in our best interest. Any such decision would be disclosed to our stockholders in accordance with applicable securities laws. If the appointment of Ernst & Young LLP is not ratified by our stockholders, the audit committee may consider whether it should appoint another independent registered public accounting firm.

We expect that Ernst & Young LLP representatives will be present at the annual meeting and they will have the opportunity to make a statement if they desire to do so. In addition, we expect that the Ernst & Young LLP representatives will be available to respond to appropriate questions posed by stockholders.

Vote Required

Under our bylaws, a majority of the votes cast at an annual meeting at which a quorum is present is required for the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2019. Abstentions will not count as votes actually cast with respect to determining if a majority vote is obtained under our bylaws and will have no effect on the determination of this proposal. Your shares may be voted for this proposal if they are held in the name of a brokerage firm even if you do not provide the brokerage firm with voting instructions.

The appointed proxies will vote your shares of common stock as you instruct. If you submit a proxy card with no further instructions, the appointed proxies will vote your shares FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2019.

Whether or not you plan to attend the annual meeting and vote in person, we urge you to have your vote recorded. Stockholders have the following three options for submitting their votes by proxy: (i) via the Internet, (ii) by telephone or (iii) by mail, using the enclosed proxy card. YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2019.

PROPOSAL 5.    THE ADJOURNMENT PROPOSAL

The Adjournment Proposal is a proposal that would permit us (i) to proceed with the voting on and approval of only the proposals that have received sufficient votes to be approved at the annual meeting, and (ii) subsequently, to adjourn the annual meeting to solicit additional proxies to vote in favor of any proposal that has not received sufficient votes to be approved at the annual meeting (such proposals are referred to as the “Delayed Proposals”).

In this proposal, we are asking you to approve the adjournment of the annual meeting and any later adjournments to a date or dates not later than April 4, 2020, in order to enable us to solicit additional proxies in favor of the Delayed Proposals. If our stockholders approve the Adjournment Proposal, we could adjourn the annual meeting, and any adjourned session of the annual meeting, even if a quorum is present, to a date not later than April 4, 2020 and use the additional time to solicit additional proxies in favor of the Delayed Proposals, including the solicitation of proxies from our stockholders that have previously voted against the approval of the Delayed Proposals. Among other things, approval of the Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against the approval of any of the Delayed Proposals to defeat any of these proposals, we could adjourn the annual meeting without a vote on any of the Delayed Proposals and seek during that period to convince the holders of the shares that voted against the Delayed Proposals to change their votes to votes in favor of the approval of the Delayed Proposals.

The board of directors believes that if the number of shares of our common stock, present or represented by proxy at the annual meeting and voting in favor of the approval of the Delayed Proposals is insufficient to approve the Delayed Proposals, it is in the best interest of our stockholders to enable us, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of approval of the Delayed Proposals to bring about the approval of these proposals.

Vote Required

Under our bylaws, a majority of the votes cast at an annual meeting at which a quorum is present is required for the approval of the Adjournment Proposal. Abstentions and broker non-votes will not affect the outcome of this proposal.

The appointed proxies will vote your shares as you instruct. If you submit a proxy card with no further instructions, the appointed proxies will vote your shares FOR the Adjournment Proposal.

Whether or not you plan to attend the annual meeting and vote in person, we urge you to have your vote recorded. Stockholders have the following three options for submitting their votes by proxy: (i) via the Internet, (ii) by telephone or (iii) by mail, using the enclosed proxy card. YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

OTHER MATTERS

As of the date of this proxy statement, we know of no business that will be presented for consideration at the annual meeting other than the items referred to above. If any other matter is properly brought before the annual meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in accordance with the discretion of the proxy holder.

STOCKHOLDER PROPOSALS

Pursuant to our bylaws, stockholders interested in nominating a person as a director or presenting any other business for consideration at the next annual meeting of stockholders must submit timely notice thereof by following the procedures prescribed in Section 2.12 of our bylaws and in the SEC’s Rule 14a-8. To be eligible for presentation to and action by our stockholders at the next annual meeting, director nominations and other stockholder proposals must be received by Mr. Waldvogel, our Secretary, at the Company’s principal offices by the close of business on September 17, 2020. To also be eligible for inclusion in our proxy statement for the next annual meeting, director nominations and other stockholder proposals must be received by Mr. Waldvogel at the Company’s principal offices by the close of business on August 18, 2020. However, if we hold the next annual meeting before February 3, 2021 or after April 4, 2021, stockholders must submit proposals for inclusion in our proxy statement within a reasonable time before we begin to print our proxy materials.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information we file with the SEC on the website maintained by the SEC at www.sec.gov. Our SEC filings are also available to the public at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, DC 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, DC 20549. Please call the SEC at 800-SEC-0330 for further information regarding the public reference facilities.

This proxy statement incorporates by reference the 2018 Annual Report. This document contains important information about the Company and our financial condition.

This proxy statement also incorporates by reference the Plan of Liquidation attached hereto at Annex A and the estimated value per share information from the Valuation 8-K attached hereto at Annex B.

Any person, including any beneficial owner, to whom this proxy statement is delivered may request copies of proxy statements and any of the documents incorporated by reference in this proxy statement or other information concerning us, without charge, by writing KBS Capital Markets Group Investor Relations, 800 Newport Center Drive, Suite 700, Newport Beach, CA 92660 or by calling the Broadridge proxy help line at (844) 858-7384, or through the SEC’s website at the address provided above. Documents incorporated by reference are available without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference into those documents.

THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE ANNUAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED DECEMBER 9, 2019. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

ANNEX A

KBS REAL ESTATE INVESTMENT TRUST II, INC.

PLAN OF COMPLETE LIQUIDATION AND DISSOLUTION

1.        Approval and Effectiveness of Plan. This Plan of Complete Liquidation and Dissolution (the “Plan”) of KBS Real Estate Investment Trust II, Inc., a Maryland corporation (the “Company”), the sale of all or substantially all of the assets of the Company, and the dissolution of the Company have been determined by the Board of Directors of the Company (the “Board”) to be advisable and in the best interest of the Company and its stockholders (the “Stockholders”), and have been approved by the Board. The Board has directed that the Plan, the sale of all or substantially all of the assets of the Company and the dissolution of the Company pursuant thereto, be submitted to the Stockholders for approval. The Plan shall become effective upon approval of the Plan, and the sale of all or substantially all of the assets of the Company and the dissolution of the Company pursuant thereto, by the Stockholders. The date of the Stockholders’ approval is hereinafter referred to as the “Effective Date.”

2.        Voluntary Liquidation and Dissolution. On and after the Effective Date, the Company shall voluntarily liquidate and dissolve in accordance with Section 331 of the Internal Revenue Code of 1986, as amended, and the Maryland General Corporation Law (the “MGCL”). Pursuant to the Plan, the Company shall, acting for itself or in its capacity as the general partner of KBS Limited Partnership II, a Delaware limited partnership (the “Operating Partnership”), sell, convey, transfer and deliver or otherwise dispose of all of the assets of the Company and cause the Operating Partnership to sell, convey, transfer and deliver or otherwise dispose of all of the assets of the Operating Partnership in one or more transactions, without further approval of the Stockholders. Within thirty (30) days after the Effective Date, the officers of the Company shall file a return on Form 966 with the Director of Internal Revenue for and on behalf of the Company.

3.        Sales of Assets.

(a)        The Company, acting for itself or in its capacity as the general partner of the Operating Partnership, as appropriate, is authorized to sell or to cause the Operating Partnership and the subsidiaries of the Operating Partnership to sell, upon such terms as may be deemed advisable, any or all of their assets for cash, notes, redemption of equity or such other assets as may be conveniently liquidated or distributed to the Stockholders.

(b)        The Company, the Operating Partnership and the Operating Partnership’s subsidiaries shall not authorize or transfer assets pursuant to any sale agreement between the Company, the Operating Partnership or the Operating Partnership’s subsidiaries, on the one hand, and an affiliate of the Company, the Operating Partnership or the Operating Partnership’s subsidiaries, on the other hand, unless a majority of directors, including a majority of independent directors, not otherwise interested in the transaction determine that the transaction is fair and reasonable to the Company, the Operating Partnership or the Operating Partnership’s subsidiaries, as the case may be.

4.        Payment of Creditors; Distributions to Stockholders. Subject to Section 8 hereof, the proper officers of the Company are authorized and directed to proceed promptly to: (a) collect its assets; (b) dispose of such assets as are not to be distributed in kind to the Stockholders; (c) pay or create a reserve fund for the payment of or otherwise adequately provide for the payment of all of the liabilities and obligations of the Company, the Operating Partnership and the Operating Partnership’s subsidiaries; (d) pay all expenses incidental to the Plan, including all counsel fees, accountants’ fees, advisory fees and such other fees and taxes as are necessary to effectuate the Plan; (e) cause the Operating Partnership to distribute its remaining assets, either in cash or in kind, to the limited and general partners of the Operating Partnership, in one or more distributions, in accordance with the terms and provisions of the Limited Partnership Agreement of the Operating Partnership; (f) distribute all the remaining assets of the Company, either in cash or in kind, to the Stockholders in one or more distributions, in accordance with the terms and provisions of the Company’s Second Articles of Amendment and Restatement, as may be amended from time to time (the “charter”); and (g) do every other act necessary or advisable to wind up the affairs of the Company, the Operating Partnership and its subsidiaries and to dissolve the Company, the Operating Partnership and its subsidiaries. Upon the sale or other disposition of the assets of the Company and the payment of, or provision for, all of the liabilities and obligations of the Company, the Company shall be deemed to have liquidated.

5.        Reserve Fund. The Company, acting for itself or in its capacity as the general partner of the Operating Partnership, as appropriate, is authorized, but not required, to establish, or to cause the Operating Partnership to establish, one or more reserve funds, in a reasonable amount and as may be deemed advisable, to meet known liabilities and liquidating expenses and estimated, unascertained or contingent liabilities and expenses. Creation of a reserve fund may be accomplished by a recording in the Company’s accounting ledgers of any accounting or bookkeeping entry which indicates the allocation of funds so set aside for payment. The Company is also authorized, but not required, to create a reserve fund by placing cash or property in escrow with an escrow agent for a specified term together with payment instructions. Any undistributed amounts remaining in such an escrowed reserve fund at the end of its term shall be returned to the Company, the liquidating trust referred to below or such other successor-in-interest to the Company as may then exist or, if no such entity is then in existence, shall be delivered to the abandoned property unit of the Maryland State Comptroller’s office. The Company may also create a reserve fund by any other reasonable means.

6.        Insurance Policies. The Company is authorized, but not required, to procure for itself and/or as general partner to procure for the Operating Partnership, as appropriate, one or more insurance policies, in a reasonable amount and as may be deemed advisable, to cover unknown or unpaid liabilities and liquidating expenses and unascertained or contingent liabilities and expenses.

7.        Articles of Dissolution. Upon the sale or the assignment and conveyance of all or substantially all of the assets of the Company, and the taking of all actions required under the laws of the State of Maryland in connection with the liquidation and dissolution of the Company, the proper officers of the Company are authorized and directed to file articles of dissolution with the State Department of Assessments and Taxation of Maryland (the “Department”) pursuant to Section 3-407 of the MGCL and to take all other appropriate and necessary action to dissolve the Company under Maryland law. Prior to filing articles of dissolution, the Company shall give notice to its known creditors and employees as required by Section 3-404 of MGCL (alternatively, the Board may determine that the Company has no employees or known creditors) and satisfy all other prerequisites to such filing under Maryland law. Upon the Department’s acceptance of the articles of dissolution for record, as provided by Section 3-408(a) of the MGCL, the Company shall be dissolved.

8.        Effect and Timing of Distributions. Upon the complete distribution of all assets of the Company (the “Final Distribution”) to the holders of outstanding shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”) and the dissolution of the Company as contemplated by Section 7 above, all such shares of Common Stock shall be canceled and no longer deemed outstanding and all rights of the holders thereof as Stockholders shall cease and terminate. The Company shall use commercially reasonable efforts to cause the liquidation and dissolution of the Company to occur and to pay the Final Distribution to holders of outstanding shares of Common Stock no later than the second anniversary of the Effective Date.

9.        Final Distribution as Distribution in Kind of Liquidating Trust Beneficial Interests. In the event that the Board deems it necessary or advisable in order to preserve the Company’s status as a REIT or otherwise avoid the payment of income tax, the Board deems it necessary or advisable in order to enable the Company to terminate its obligation to file quarterly reports and audited annual financial statements with the Securities and Exchange Commission (the “Commission”) or the Board determines it is otherwise advantageous or appropriate to do so, the Board may cause the Company to pay the Final Distribution as a distribution in kind of beneficial interests in a trust (the “Liquidating Trust”), at such time as the Board deems appropriate in its sole discretion (provided only that any remaining outstanding units of limited partnership interest in the Operating Partnership have been completely redeemed prior to the transfer and assignment mentioned below), substantially as follows:

(a)        The Board may create the Liquidating Trust under Maryland statutory or common law and may transfer and assign, and may, as general partner, cause the Operating Partnership to transfer and assign, to the Liquidating Trust all of the assets of the Company, the Operating Partnership and the Operating Partnership’s subsidiaries of every sort whatsoever, including their unsold properties, assets, claims, contingent claims and causes of action, subject to all of their unsatisfied debts, liabilities and expenses, known or unknown, contingent or otherwise. From and after the date of such transfer and assignment of assets (subject to liabilities) to the Liquidating Trust, the Board, the Company, the Operating Partnership and the Operating Partnership’s subsidiaries shall have no interest of any character in and to any such assets and all of such assets shall thereafter by held by the Liquidating Trust.

(b)        Simultaneously with such transfer and assignment, shares of beneficial interest in the Liquidating Trust shall be deemed to be distributed to each holder of shares of Common Stock, all of whom shall automatically and without any need for notice or presentment be deemed to hold corresponding shares of beneficial interest in the Liquidating Trust. Such distribution of shares of beneficial interest in the Liquidating Trust shall constitute the Final Distribution of all of the assets of the Company to the Stockholders under Section 8 above.

(c)        The initial trustees of the Liquidating Trust shall be designated by the Board.

(d)        The declaration of trust or other instrument governing the Liquidating Trust (the “Declaration of Trust”) shall provide, among other things, that, immediately following such transfer, assignment and distribution, each share of beneficial interest in the Liquidating Trust shall have a claim upon the assets of the Liquidating Trust that is the substantial economic equivalent of the claims each share of Common Stock had upon the combined assets of the Company and the Operating Partnership immediately prior to the transfer, assignment and distribution. The Declaration of Trust shall further provide that the Liquidating Trust’s activities shall be limited to conserving, protecting and selling the assets transferred to it and distributing the proceeds therefrom, including holding such assets for the benefit of the holders of beneficial interests in the Liquidating Trust, temporarily investing such proceeds and collecting income therefrom, providing for the debts, liabilities and expenses of the Company and the Operating Partnership, paying liquidating distributions to the holders of shares of beneficial interest in the Liquidating Trust and taking other actions as may be deemed necessary or appropriate by the trustees to conserve and protect the assets of the Liquidating Trust and provide for the orderly liquidation thereof.

(e)        Approval of the Plan shall constitute the approval by the Stockholders of the transfer and assignment to the Liquidating Trust, the form and substance of the Declaration of Trust as approved by the Board and the appointment of trustees selected by the Board.

10.        Termination of Exchange Act Registration. Immediately prior to any transfer to the Liquidating Trust, or at such other time as the Board considers appropriate, the Board and the proper officers of the Company are authorized to cause the Company to file a Form 15 (or take other appropriate action) to terminate the registration of the Common Stock under the U.S. Securities Exchange Act of 1934, as amended.

11.        Interpretation; General Authority. The Board, the trustees of the Liquidating Trust and the proper officers of the Company are hereby authorized to interpret the provisions of the Plan and are hereby authorized and directed to take such actions, to give such notices to creditors, stockholders and governmental entities, to make such filings with governmental entities and to execute such agreements, conveyances, assignments, transfers, certificates and other documents, as may, in their judgment, be necessary or advisable in order to wind up expeditiously the affairs of the Company and complete the liquidation and dissolution thereof, including, without limitation: (a) the execution of any contracts, deeds, assignments or other instruments necessary or appropriate to sell or otherwise dispose of any or all property of the Company, the Operating Partnership, the Operating Partnership’s subsidiaries or the Liquidating Trust, whether real or personal, tangible or intangible; (b) the appointment of other persons to carry out any aspect of the Plan; and (c) the temporary investment of funds in such medium as the Board or the trustees of the Liquidating Trust may deem appropriate.

12.        Director Compensation. The independent members of the Board shall continue to receive compensation until the Final Distribution, provided that they remain members of the Board.

13.        Indemnification. The Company and/or the Board shall reserve sufficient assets and/or obtain or maintain such insurance (including, without limitation, directors and officers insurance) as shall be necessary or advisable to provide the continued indemnification of the directors, officers and agents of the Company and such other parties whom the Company has agreed to indemnify, to the maximum extent provided by the charter and bylaws of the Company, any existing indemnification agreement to which the Company is a party and applicable law. At the discretion of the Board, such insurance may include coverage for the periods after the dissolution of the Company, including periods after the termination of any Liquidating Trust, and may include coverage for trustees, officers, employees and agents of such Liquidating Trust.

14.        Governing Law. The validity, interpretation and performance of the Plan shall be controlled by and construed under the laws of the State of Maryland.

15.        Termination of Plan of Liquidation; Amendment. Prior to the acceptance for record of the Company’s articles of dissolution by the Department, the Board may terminate the Plan for any reason, subject to and contingent upon the approval of such termination by the Company’s stockholders. Notwithstanding approval of the Plan by the Stockholders, the Board or the trustees of the Liquidating Trust may make certain modifications or amendments to the Plan without further action by or approval of the Stockholders to the extent permitted under law.

ANNEX B

ITEM 8.01 OF THE VALUATION 8-K

Annex B contains the information under Item 8.01 of the Company’s Current Report on Form 8-K filed on November 15, 2019 related to the Company’s estimated value per share (the “Valuation 8-K”). All references to “the date of this filing” and similar expressions within this Annex B refer to November 15, 2019, the filing date of the Valuation 8-K, as applicable.

ITEM 8.01 OTHER EVENTS

Estimated Value Per Share

On November 13, 2019, KBS Real Estate Investment Trust II, Inc.’s (the “Company”) board of directors approved an estimated value per share of the Company’s common stock of $3.79 based on the estimated value of the Company’s assets less the estimated value of the Company’s liabilities, or net asset value, divided by the number of shares outstanding, all as of September 30, 2019, except for certain items discussed herein for which estimated values were adjusted subsequent to September 30, 2019. There have been no other material changes between September 30, 2019 and November 13, 2019 that would impact the overall estimated value per share. The Company is providing this estimated value per share (i) to assist the Company in calculating the range of estimated net proceeds from its proposed liquidation and dissolution (the “Plan of Liquidation”) as discussed in the Company’s preliminary proxy statement filed with the Securities and Exchange Commission (“SEC”), which proposed Plan of Liquidation will be submitted to the stockholders of the Company for their consideration along with the Company’s definitive proxy statement upon its filing with the SEC and (ii) to assist broker-dealers that participated in the Company’s now-terminated initial public offering in meeting their customer account statement reporting obligations under Financial Industry Regulatory Authority (“FINRA”) Rule 2231. This valuation was performed in accordance with the provisions of and also to comply with Practice Guideline 2013–01, Valuations of Publicly Registered Non-Listed REITs, issued by the Institute for Portfolio Alternatives (formerly known as the Investment Program Association) (“IPA”) in April 2013 (the “IPA Valuation Guidelines”).

The Company’s conflicts committee, composed solely of all of the Company’s independent directors, is responsible for the oversight of the valuation process used to determine the estimated value per share of the Company’s common stock, including the review and approval of the valuation and appraisal processes and methodologies used to determine the Company’s estimated value per share, the consistency of the valuation and appraisal methodologies with real estate industry standards and practices and the reasonableness of the assumptions used in the valuations and appraisals. The estimated value per share was based upon the recommendation and valuation prepared by KBS Capital Advisors LLC (the “Advisor”), the Company’s external advisor. The Advisor’s valuation of the Company’s seven real estate properties was based on (i) appraisals of five of the Company’s real estate properties (the “Appraised Properties”) performed by CBRE, Inc. (“CBRE”), an independent third-party valuation firm, and (ii) the contractual sales price less estimated closing credits of two properties that were under contract to sell subsequent to September 30, 2019. CBRE prepared appraisal reports, summarizing key inputs and assumptions, for each of the Appraised Properties. The Advisor performed valuations with respect to the Company’s cash, other assets, mortgage debt and other liabilities. The methodologies and assumptions used to determine the estimated value of the Company’s assets and the estimated value of the Company’s liabilities are described further below.

The Advisor used the appraised values of the Appraised Properties and the contractual sales price less estimated closing credits of the two properties that were under contract to sell subsequent to September 30, 2019, together with the Advisor’s estimated value of each of the Company’s other assets and the Company’s liabilities, to calculate and recommend an estimated value per share of the Company’s common stock. Based on (i) the conflicts committee’s receipt and review of the Advisor’s valuation report, including the Advisor’s summary of the appraisal reports for the Appraised Properties prepared by CBRE and the Advisor’s estimated value of each of the Company’s other assets and the Company’s liabilities, (ii) the conflicts committee’s review of the reasonableness of the Company’s estimated value per share resulting from the Advisor’s valuation process, and (iii) other factors considered by the conflicts committee and the conflicts committee’s own extensive knowledge of the Company’s assets and liabilities, the conflicts committee concluded that the estimated value per share proposed by the Advisor was reasonable and recommended to the Company’s board of directors that it adopt $3.79 as the estimated value per share of the Company’s common stock. The board of directors unanimously agreed to accept the recommendation of the conflicts committee and approved $3.79 as the estimated value per share of the Company’s common stock, which determination is ultimately and solely the responsibility of the board of directors.

The table below sets forth the calculation of the Company’s estimated value per share as of November 13, 2019, as well as the calculation of the Company’s prior estimated value per share as of December 3, 2018:

	November 13, 2019 Estimated Value per Share	December 3, 2018 Estimated Value per Share (1)	Change in Estimated Value per Share
Real estate properties (2)	$5.80	$6.77	$(0.97)
Cash	0.26	0.43	(0.17)
Other assets	0.09	0.10	(0.01)
Mortgage debt	(2.25)	(2.23)	(0.02)
Other liabilities	(0.11)	(0.12)	0.01

Estimated value per share	$3.79	$4.95	$(1.16)
Estimated enterprise value premium	None assumed	None assumed	None assumed

Total estimated value per share	$3.79	$4.95	$(1.16)

(1) The December 3, 2018 estimated value per share was based upon the recommendation and valuation of the Advisor. The Advisor’s valuation of the Company’s nine real estate properties was based on appraisals of the Company’s real estate properties performed by CBRE. The Advisor performed valuations of the Company’s cash, other assets, mortgage debt and other liabilities. For more information relating to the December 3, 2018 estimated value per share and the assumptions and methodologies used by CBRE and the Advisor, see the Company’s Current Report on Form 8-K filed with the SEC on December 7, 2018.

(2) The decrease in the estimated value of real estate properties per share was primarily due to dispositions of real estate properties subsequent to September 30, 2018 and the decrease in value of two properties that were under contract to sell subsequent to September 30, 2019.

The decrease in the Company’s estimated value per share from the previous estimate was primarily due to the items noted in the table below, which reflect the significant contributors to the decrease in the estimated value per share from $4.95 to $3.79. The changes are not equal to the change in values of each asset and liability group presented in the table above due to dispositions, debt repayments and other factors, which caused the value of certain asset or liability groups to change with no impact to the Company’s fair value of equity or the overall estimated value per share.

Change in Estimated Value per Share
December 3, 2018 estimated value per share	$4.95
Changes to estimated value per share
Real estate
Real estate properties	(0.30)
Selling costs related to properties sold	(0.02)
Capital expenditures on real estate	(0.34)

Total change related to real estate	(0.66)
Special distribution declared in June 2019	(0.45)
Monthly distributions in excess of operating cash flows (1)	(0.04)
Notes payable	(0.01)

Total change in estimated value per share	$(1.16)

November 13, 2019 estimated value per share	$3.79

(1) Operating cash flow reflects modified funds from operations (“MFFO”) adjusted to add back the amortization of deferred financing costs. The Company computes MFFO in accordance with the definition included in the practice guideline issued by the IPA in November 2010.

As with any valuation methodology, the methodologies used are based upon a number of estimates and assumptions that may not be accurate or complete. Different parties using different assumptions and estimates could derive a different estimated value per share of the Company’s common stock, and this difference could be significant. The estimated value per share is not audited and does not represent the fair value of the Company’s assets less the fair value of the Company’s liabilities according to U.S. generally accepted accounting principles (“GAAP”), nor does it represent a liquidation value of the Company’s assets and liabilities (as discussed below) or the price at which the Company’s shares of common stock would trade on a national securities exchange. The estimated value per share does not reflect a discount for the fact that the Company is externally managed, nor does it reflect a real estate portfolio premium/discount versus the sum of the individual property values. The estimated value per share also does not take into account estimated disposition costs and fees for real estate properties that are not under contract to sell, debt prepayment penalties that could apply upon the prepayment of certain of the Company’s debt obligations or the impact of restrictions on the assumption of debt. The Company has generally incurred disposition costs and fees related to the sale of each real estate property since inception of 1.7% to 4.4% of the gross sales price less concessions and credits, with the weighted average being approximately 2.4%.

The Company’s estimated value per share takes into consideration any potential liability related to a subordinated participation in cash flows the Advisor is entitled to upon meeting certain stockholder return thresholds in accordance with the advisory agreement. For purposes of determining the estimated value per share, the Advisor calculated the potential liability related to this incentive fee based on a hypothetical liquidation of the assets and liabilities at their estimated fair values, after considering the impact of any potential closing costs and fees related to the disposition of real estate properties, and determined that there would be no liability related to the subordinated participation in cash flows. As of November 13, 2019, the Company had no potentially dilutive securities outstanding that would impact the estimated value per share of the Company’s common stock.

The November 13, 2019 estimated value per share does not represent a liquidation value of the Company’s assets and liabilities. As discussed in the Company’s preliminary proxy statement filed on November 15, 2019 with the SEC, in connection with a review of potential strategic alternatives available to the Company, the board of directors of the Company has determined that it is in the best interest of the Company and its stockholders to sell all of the Company’s properties and assets and liquidate and dissolve the Company pursuant to the Plan of Liquidation. The Plan of Liquidation requires the affirmative vote of holders of shares of the Company’s common stock entitled to cast a majority of all the votes entitled to be cast on the Plan of Liquidation proposal.

If the Plan of Liquidation is approved by the stockholders, the Company estimates that its net proceeds from liquidation and, therefore, the amount of cash the stockholders would receive for each share of the Company’s common stock they then hold, could range between approximately $3.40 and $3.83 per share. The difference between the estimated value per share and the range of estimated net proceeds from liquidation reflects the fact that the estimated value per share does not take into consideration: (i) expected closing costs and fees related to future dispositions of real estate investments and (ii) estimated corporate costs and other expenses of the liquidation and dissolution of the Company not covered from the Company’s cash flow from operations.

Based on the estimated value per share as of November 13, 2019 and the estimated costs and expenses of liquidating and dissolving the Company, if the stockholders approve the Plan of Liquidation, the Company estimates the range in net proceeds from liquidation to be follows:

Range in estimated value per share	$3.55 to $3.99
Estimated disposition costs and fees per share	$(0.13) to $(0.14)
Estimated other dissolution costs per share	$(0.02)

Range in estimated net proceeds from liquidation per share	$3.40 to $3.83

There are many factors that may affect the actual net proceeds from liquidation and the amount of liquidating distributions per share, including, among other things, the ultimate sale price of each asset, changes in market demand for office properties during the liquidation process, the amount of taxes, transaction fees and expenses relating to the liquidation and dissolution, and unanticipated or contingent liabilities arising subsequent to the filing date of the Company’s definitive proxy statement. No assurance can be given as to the amount of liquidating distributions the Company will ultimately pay to its stockholders. If the Company has underestimated its existing obligations and liabilities or if unanticipated or contingent liabilities arise, the amount of liquidating distributions ultimately distributed to its stockholders could be less than that set forth above. These estimates will be based upon market, economic, financial and other circumstances and conditions existing as of the date of the Company’s definitive proxy statement, and any changes in such circumstances and conditions during the liquidation process could have a material effect on the ultimate amount of liquidating distributions the Company pays to its stockholders.

Methodology

The Company’s goal for the valuation was to arrive at a reasonable and supportable estimated value per share, using a process that was designed to be in compliance with the IPA Valuation Guidelines and using what the Company and the Advisor deemed to be appropriate valuation methodologies and assumptions. The following is a summary of the valuation and appraisal methodologies, assumptions and estimates used to value the Company’s assets and liabilities:

Real Estate

Independent Valuation Firm

CBRE(1) was selected by the Advisor and approved by the Company’s conflicts committee and board of directors to appraise the Appraised Properties. CBRE is not affiliated with the Company or the Advisor. The compensation the Company will pay to CBRE is based on the scope of work and not on the appraised values of the Appraised Properties. The appraisals were performed in accordance with the Code of Ethics and the Uniform Standards of Professional Appraisal Practice, or USPAP, the real estate appraisal industry standards created by The Appraisal Foundation, as well as the requirements of the state where each real property is located. Each appraisal was reviewed, approved and signed by an individual with the professional designation of MAI (Member of the Appraisal Institute). The use of the reports is subject to the requirements of the Appraisal Institute relating to review by its duly authorized representatives.

CBRE collected all reasonably available material information that it deemed relevant in appraising the Appraised Properties. CBRE obtained property-level information from the Advisor, including (i) property historical and projected operating revenues and expenses; (ii) property lease agreements; and (iii) information regarding recent or planned capital expenditures. CBRE reviewed and relied in part on the property-level information provided by the Advisor and considered this information in light of its knowledge of each property’s specific market conditions.

In conducting its investigation and analyses, CBRE took into account customary and accepted financial and commercial procedures and considerations as it deemed relevant. Although CBRE reviewed information supplied or otherwise made available by the Company or the Advisor for reasonableness, it assumed and relied upon the accuracy and completeness of all such information and of all information supplied or otherwise made available to it by any other party and did not independently verify any such information. With respect to operating or financial forecasts and other information and data provided to or otherwise reviewed by or discussed with CBRE, CBRE assumed that such forecasts and other information and data were reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of the Company’s management and/or the Advisor. CBRE relied on the Company to advise it promptly if any information previously provided became inaccurate or was required to be updated during the period of its review.

(1) CBRE is actively engaged in the business of appraising commercial real estate properties similar to those owned by the Company in connection with public securities offerings, private placements, business combinations and similar transactions. The Company engaged CBRE to deliver appraisal reports relating to the Appraised Properties and CBRE will receive fees upon the delivery of such reports. In addition, the Company has agreed to indemnify CBRE against certain liabilities arising out of this engagement. CBRE is an affiliate of CBRE Group, Inc., a parent holding company of affiliated companies that are engaged in the ordinary course of business in many areas related to commercial real estate and related services. In the two years prior to November 13, 2019, CBRE and its affiliates have provided a number of commercial real estate, appraisal, valuation and financial advisory services for the Company and its affiliates and have received fees in connection with such services. CBRE and its affiliates may from time to time in the future perform other commercial real estate, appraisal, valuation and financial advisory services for the Company and its affiliates in transactions related to the properties that are the subjects of the appraisals, so long as such other services do not adversely affect the independence of the applicable CBRE appraiser as certified in the applicable appraisal report.

In the ordinary course of its business, CBRE and its affiliates, directors and officers may structure and effect transactions for their own accounts or for the accounts of their customers in commercial real estate assets of the same kind and in the same markets as the Company’s assets.

In performing its analyses, CBRE made numerous other assumptions as of various points in time with respect to industry performance, general business, economic and regulatory conditions and other matters, many of which are beyond its and the Company’s control, as well as certain factual matters. For example, unless specifically informed to the contrary, CBRE assumed that the Company had clear and marketable title to the Appraised Properties, that no title defects existed, that any improvements were made in accordance with law, that no hazardous materials were present or had been present previously, that no deed restrictions existed, and that no changes to zoning ordinances or regulations governing use, density or shape were pending or being considered. Furthermore, CBRE’s analyses, opinions and conclusions were necessarily based upon market, economic, financial and other circumstances and conditions existing as of or prior to the date of the appraisal, and any material change in such circumstances and conditions may affect CBRE’s analyses and conclusions. CBRE’s appraisal reports contain other assumptions, qualifications and limitations that qualify the analyses, opinions and conclusions set forth therein. Furthermore, the prices at which the Appraised Properties may actually be sold could differ from their appraised values.

Although CBRE considered any comments to its appraisal reports received from the Company or the Advisor, the final appraised values of the Appraised Properties were determined by CBRE. The appraisal reports for the Appraised Properties are addressed solely to the Company to assist the Advisor in calculating and recommending an updated estimated value per share of the Company’s common stock. The appraisal reports are not addressed to the public and may not be relied upon by any other person to establish an estimated value per share of the Company’s common stock and do not constitute a recommendation to any person to purchase or sell any shares of the Company’s common stock. In preparing its appraisal reports, CBRE did not solicit third-party indications of interest for the Appraised Properties. In preparing its appraisal reports, CBRE also did not, and was not requested to, solicit third-party indications of interest for the Company’s common stock in connection with possible purchases thereof or the acquisition of all or any part of the Company. While CBRE was responsible for providing appraisals for the Appraised Properties, CBRE was not responsible for, did not calculate, and did not participate in, the determination of the estimated value per share of the Company’s common stock.

The foregoing is a summary of the standard assumptions, qualifications and limitations that generally apply to CBRE’s appraisal reports. All of the CBRE appraisal reports, including the analyses, opinions and conclusions set forth in such reports, are qualified by the assumptions, qualifications and limitations set forth in the respective appraisal reports.

Real Estate Valuation

As of September 30, 2019, the Company owned seven real estate properties (consisting of six office properties and an office campus consisting of five office buildings). CBRE appraised each of the Appraised Properties and the two properties that were under contract to sell subsequent to September 30, 2019 were valued at the contractual sales price less estimated closing credits. CBRE appraised the Appraised Properties using various methodologies including the direct capitalization approach, discounted cash flow analyses and sales comparison approach and relied primarily on 10-year discounted cash flow analyses for the final appraisal of each of the Appraised Properties. CBRE calculated the discounted cash flow value of the Appraised Properties using property-level cash flow estimates, terminal capitalization rates and discount rates that fall within ranges it believes would be used by similar investors to value the Appraised Properties based on recent comparable market transactions adjusted for unique property and market-specific factors.

The total appraised value of the Appraised Properties as of September 30, 2019 was $773.0 million. The estimated value for the Company’s two real estate properties that were under contract to sell subsequent to September 30, 2019 was $303.0 million. Based on the appraisal and valuation methodologies described above, the estimated value of the Company’s seven real estate properties as of September 30, 2019 was $1.076 billion. The total cost basis of these properties as of September 30, 2019 was $1.459 billion. This amount includes the purchase prices of $1.209 billion, $233.3 million in capital expenditures, leasing commissions and tenant improvements since inception and $16.5 million of acquisition fees and expenses.

The following table summarizes the key assumptions that CBRE used in the 10-year discounted cash flow models to arrive at the appraised values for the Appraised Properties:

	Range in Values	Weighted-Average Basis
Terminal capitalization rate	6.25% to 7.50%	6.78%
Discount rate	7.25% to 9.00%	7.82%
Net operating income compounded annual growth rate (1)	(1.06)% to 16.75%	5.94%

(1) The net operating income compounded annual growth rates (the “CAGRs”) reflect both the contractual and market rents and reimbursements (in cases where the contractual lease period is less than the valuation period of the property) net of expenses over the valuation period. The range of CAGRs shown is the constant annual rate at which the net operating income is projected to grow to reach the net operating income in the final year of the hold period for each of the properties. The high-end range in values reflects the lease up of a property with significant vacancy and that was 60% leased as of September 30, 2019.

While the Company believes that CBRE’s assumptions and inputs are reasonable, a change in these assumptions and inputs would significantly impact the appraised value of the Appraised Properties and thus, the Company’s estimated value per share. The table below illustrates the impact on the estimated value per share if the terminal capitalization rates or discount rates CBRE used to appraise the Appraised Properties were adjusted by 25 basis points, assuming all other factors remain unchanged. Additionally, the table below illustrates the impact on the Company’s estimated value per share if the terminal capitalization rates or discount rates were adjusted by 5% in accordance with the IPA Valuation Guidelines, assuming all other factors remain unchanged:

	Increase (Decrease) on the Estimated Value per Share due to
	Decrease of 25 basis points	Increase of 25 basis points	Decrease of 5%	Increase of 5%
Terminal capitalization rate	$0.11	$(0.10)	$0.15	$(0.13)
Discount rate	0.09	(0.09)	0.14	(0.14)

Finally, each 1% change in the appraised value of the Appraised Properties would result in a change of $0.06 to the estimated value per share, assuming all other factors remain unchanged.

Notes Payable

The estimated values of the Company’s notes payable are equal to the GAAP fair values disclosed in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2019. The estimated value of the Company’s notes payable does not equal the book value of the loans in accordance with GAAP. The GAAP fair values of the Company’s notes payable were determined using a discounted cash flow analysis. The discounted cash flow analysis was based on projected cash flow over the remaining loan terms, including extensions the Company expects to exercise, and on management’s estimates of current market interest rates for instruments with similar characteristics, including remaining loan term, loan-to-value ratio and type of collateral.

As of September 30, 2019, the GAAP fair value and carrying value (excluding unamortized deferred financing costs of $0.9 million) of the Company’s notes payable were $418.2 million and $417.5 million, respectively. The weighted-average discount rate applied to the future estimated debt payments was approximately 3.20%. The Company’s notes payable have a weighted-average remaining term of 1.3 years. The table below illustrates the impact on the Company’s estimated value per share if the discount rates were adjusted by 25 basis points, assuming all other factors remain unchanged, with respect to the Company’s notes payable. Additionally, the table below illustrates the impact on the estimated value per share if the discount rates were adjusted by 5% in accordance with the IPA Valuation Guidelines, assuming all other factors remain unchanged:

	Increase (Decrease) on the Estimated Value per Share due to
	Decrease of 25 basis points	Increase of 25 basis points	Decrease of 5%	Increase of 5%
Discount rate	(0.01)	0.01	—	—

Other Assets and Liabilities

The carrying values of a majority of the Company’s other assets and liabilities are considered to equal their fair value due to their short maturities or liquid nature. Certain balances, such as straight-line rent receivables, lease intangible assets and liabilities, capital expenditures payable, deferred financing costs, unamortized lease commissions and unamortized lease incentives, have been eliminated for the purpose of the valuation due to the fact that the values of those balances were already considered in the valuation of the related asset or liability. The Advisor has also excluded redeemable common stock, as temporary equity does not represent a true liability to the Company and the shares that this amount represents are included in the Company’s total outstanding shares of common stock for purposes of calculating the estimated value per share of the Company’s common stock.

Limitations of the Estimated Value Per Share

As mentioned above, the Company is providing this estimated value per share (i) to assist the Company in calculating the range of estimated net proceeds from its proposed Plan of Liquidation as discussed in the Company’s preliminary proxy statement filed with the SEC on November 15, 2019, which proposed Plan of Liquidation will be submitted to the stockholders of the Company for their consideration along with the Company’s definitive proxy statement upon its filing with the SEC, and (ii) to assist broker-dealers that participated in the Company’s now-terminated initial public offering in meeting their customer account statement reporting obligations. This valuation was performed in accordance with the provisions of and also to comply with the IPA Valuation Guidelines. The estimated value per share set forth above will first appear on the November 30, 2019 customer account statements that will be mailed in December 2019. As with any valuation methodology, the methodologies used are based upon a number of estimates and assumptions that may not be accurate or complete. Different parties with different assumptions and estimates could derive a different estimated value per share of the Company’s common stock, and this difference could be significant. The estimated value per share is not audited and does not represent the fair value of the Company’s assets less the fair value of the Company’s liabilities according to GAAP.

Accordingly, with respect to the estimated value per share, the Company can give no assurance that:

•	a stockholder would be able to resell his or her shares at this estimated value per share;
•	the Company’s shares of common stock would trade at the estimated value per share on a national securities exchange;
•	an independent third-party appraiser or other third-party valuation firm would agree with the Company’s estimated value per share; or
•	the methodology used to calculate the Company’s estimated value per share would be acceptable to FINRA or for compliance with ERISA reporting requirements.

Further, the estimated value per share as of November 13, 2019 is based on the estimated value of the Company’s assets less the estimated value of the Company’s liabilities divided by the number of shares outstanding, all as of September 30, 2019, except for certain items discussed herein for which estimated values were adjusted subsequent to September 30, 2019. The value of the Company’s shares will fluctuate over time in response to developments related to individual assets in the Company’s portfolio and the management of those assets, in response to the real estate and finance markets and due to other factors. The estimated value per share does not reflect a discount for the fact that the Company is externally managed, nor does it reflect a real estate portfolio premium/discount versus the sum of the individual property values. The estimated value per share does not take into account estimated disposition costs and fees for real estate properties that are not under contract to sell, debt prepayment penalties that could apply upon the prepayment of certain of the Company’s debt obligations or the impact of restrictions on the assumption of debt. The Company has generally incurred disposition costs and fees related to the sale of each real estate property since inception of 1.7% to 4.4% of the gross sales price less concessions and credits, with the weighted average being approximately 2.4%.

Moreover, as discussed above, the November 13, 2019 estimated value per share does not represent a liquidation value of the Company’s assets and liabilities. If the Plan of Liquidation is approved by the stockholders and the Company is able to successfully implement the plan, the Company estimates that its net proceeds from liquidation and, therefore, the amount of cash the stockholders would receive for each share of the Company’s common stock they then hold, could range between approximately $3.40 and $3.83 per share. See “Estimated Value Per Share.”

The Company currently expects to utilize the Advisor and/or an independent valuation firm to update the estimated value per share no later than December 2020 if the Plan of Liquidation has not been completed.

Historical Estimated Values per Share

The historical reported estimated values per share of the Company’s common stock approved by the board of directors are set forth below:

Estimated Value per Share	Effective Date of Valuation	Filing with the Securities and Exchange Commission
$4.50 (1)	June 17, 2019	Current Report on Form 8-K, filed June 14, 2019
$4.95	December 3, 2018	Current Report on Form 8-K, filed December 7, 2018
$4.89	December 8, 2017	Current Report on Form 8-K, filed December 11, 2017
$5.49	December 14, 2016	Current Report on Form 8-K, filed December 15, 2016
$5.62	December 8, 2015	Current Report on Form 8-K, filed December 9, 2015
$5.86	December 4, 2014	Current Report on Form 8-K, filed December 4, 2014
$6.05 (2)	September 22, 2014	Current Report on Form 8-K, filed September 23, 2014
$10.29	December 18, 2013	Current Report on Form 8-K, filed December 19, 2013
$10.29	December 18, 2012	Current Report on Form 8-K, filed December 19, 2012
$10.11	December 19, 2011	Current Report on Form 8-K, filed December 21, 2011

(1) The estimated value per share of $4.50 resulted from the payment of a special distribution of $0.45 per share of common stock to stockholders of record as of June 17, 2019. The Company’s board of directors declared a special distribution in the amount of $0.45 per share on the outstanding shares of the Company’s common stock on June 12, 2019 to all stockholders of record as of the close of business on June 17, 2019. This special distributions was paid on June 21, 2019 and was funded from the Company’s net proceeds from the disposition of two real estate properties in May 2019. The June 17, 2019 estimated value per share was based solely on the December 3, 2018 estimated value per share reduced for the impact of the special distribution.

(2) The estimated value per share of $6.05 resulted, in part, from the payment of a special distribution of $4.50 per share of common stock to stockholders of record as of September 15, 2014. Excluding the impact of the special distribution, the Company’s estimated value per share of common stock would have been $10.55 as of September 22, 2014. The Company’s board of directors declared special distributions in the amount of $3.75, $0.30 and $0.45 per share on the outstanding shares of the Company’s common stock on July 8, 2014, August 5, 2014 and August 29, 2014, respectively, for an aggregate amount of $4.50 per share of common stock, to all stockholders of record as of the close of business on September 15, 2014. These special distributions were paid on September 23, 2014 and were funded from the Company’s proceeds from the disposition of nine real estate properties between May 2014 and August 2014 as well as cash on hand resulting primarily from the repayment or sale of five real estate loans receivable during 2013 and 2014.

Forward-Looking Statements

The foregoing includes forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Such statements are subject to known and unknown risks and uncertainties which could cause actual results to differ materially from those contemplated by such forward-looking statements. The Company makes no representation or warranty (express or implied) about the accuracy of any such forward-looking statements. These statements are based on a number of assumptions involving the judgment of management. The appraisal methodology for the Appraised Properties assumes the properties realize the projected net operating income and expected exit cap rates and that investors would be willing to invest in such properties at yields equal to the expected discount rates. Though the appraisals of the Appraised Properties, with respect to CBRE, and the valuation estimates used in calculating the estimated value per share, with respect to the Company and the Advisor, are the respective party’s best estimates as of September 30, 2019 or November 13, 2019, as applicable, the Company can give no assurance in this regard. Even small changes to these assumptions could result in significant differences in the appraised values of the Appraised Properties and the estimated value per share.

If the Plan of Liquidation is approved by the Company’s stockholders, there are many factors that may affect the amount of liquidating distributions the Company will ultimately pay to its stockholders, including, among other things, the ultimate sale price of each asset, changes in market demand for office properties during the liquidation process, the amount of taxes, transaction fees and expenses relating to the liquidation and dissolution, and unanticipated or contingent liabilities arising hereafter. No assurance can be given as to the amount of liquidating distributions the Company will ultimately pay to its stockholders. If the Company underestimated its existing obligations and liabilities or if unanticipated or contingent liabilities arise, the amount of liquidating distributions ultimately paid to the Company’s stockholders could be less than estimated.

The forward-looking statements also depend on factors such as: future economic, competitive and market conditions; the Company’s ability to maintain and/or improve occupancy levels and rental rates at its real estate properties; the Company’s ability to sell its real estate properties at the times and at the prices it expects; the Company’s ability to successfully negotiate modifications, extensions or any needed refinancings of its debt obligations; and other risks identified in the Company’s Preliminary Proxy Statement, filed with the SEC on November 15, 2019, in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and in Part II, Item 1A of the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2019, each as filed with the SEC. Actual events may cause the value and returns on the Company’s investments to be less than that used for purposes of the Company’s estimated value per share and net proceeds from liquidation.

ANNEX C-1

KBS REAL ESTATE INVESTMENT TRUST II, INC.

ARTICLES OF AMENDMENT

KBS Real Estate Investment Trust II, Inc., a Maryland corporation, having its principal office in Baltimore, Maryland (which is hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Second Articles of Amendment and Restatement of the Corporation (the “charter”) are hereby amended as follows:

1.	The definition of “Average Invested Assets” in Article IV is hereby deleted in its entirety.

2.	The definition of “Net Income” in Article IV is hereby amended and restated in its entirety as follows:

Net Income. For any period, total revenues applicable to such period less the expenses applicable to such period other than additions to reserves for depreciation or bad debts or other similar non-cash reserves.

3.	The definition of “Total Operating Expenses” in Article IV is hereby deleted in its entirety.

4.	The definition of “Roll-Up Transaction” in Article IV is hereby amended and restated in its entirety as follows:

Roll-Up Transaction. A transaction involving the acquisition, merger, conversion or consolidation, either directly or indirectly, of the Corporation and the issuance of securities of a Roll-Up Entity to the stockholders of the Corporation.

Such term does not include:

(a) a transaction involving securities of the Corporation that have been Listed for at least 12 months;

(b) a transaction involving the issuance of interests in a liquidating trust pursuant to a plan of liquidation; or

(c) a transaction involving the conversion to corporate, trust or association form of only the Corporation, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:

(i) the voting rights of Common Stockholders;

(ii) the term of existence of the Corporation;

(iii) Sponsor or Advisor compensation; or

(iv) the Corporation’s investment objectives.

5.	Section 7.8(e) is hereby amended and restated in its entirety as follows:

(e) the application of any provision of this charter in the case of any ambiguity, including, without limitation: (i) any provision of the definitions of any of the following: Affiliate, Independent Director and Sponsor and (ii) whether expenses qualify as Organization and Offering Expenses;

6.	Section 8.8 is hereby amended and restated in its entirety as follows:

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Section 8.8    [Intentionally omitted.]

7.	Section 11.8 is hereby amended and restated in its entirety as follows:

Section 11.8 [Intentionally omitted.]

8.	Article XII is hereby amended and restated in its entirety as follows:

ARTICLE XII

LIMITATION OF DIRECTOR AND OFFICER LIABILITY; INDEMNIFICATION

Section 12.1.    Limitation of Director and Officer Liability. To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages. Neither the amendment nor repeal of this Section 12.1, nor the adoption or amendment of any other provision of the charter or bylaws inconsistent with this Section 12.1, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act that occurred prior to such amendment, repeal or adoption.

Section 12.2.    Indemnification.

(a)    The Corporation shall indemnify, to the fullest extent permitted by Maryland law, as applicable from time to time, its present and former directors and officers, whether serving or having served, the Corporation or at its request any other entity, for any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) relating to any action alleged to have been taken or omitted in such capacity as a director or officer. The Corporation shall pay and reimburse all reasonable expenses incurred by a present or former director or officer, whether serving or having served, the Corporation or at its request any other entity in connection with any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) in which the present or former director or officer is a party, in advance of the final disposition of the proceeding, to the fullest extent permitted by, and in accordance with the applicable requirements of, Maryland law, as applicable from time to time. The Corporation may indemnify any other Persons, including a Person who served a predecessor of the Corporation as an officer or director, permitted to be indemnified by Maryland law as applicable from time to time, if and to the extent indemnification is authorized and determined to be appropriate in each case in accordance with applicable law.

(b)    No amendment of the charter or repeal of any of its provisions shall limit or eliminate any of the benefits to directors and officers provided under this Section 12.2 with respect to any act or omission that occurred prior to such amendment or repeal.

SECOND: The foregoing amendment to the charter of the Corporation does not increase the authorized stock of the Corporation.

THIRD: These Articles of Amendment of the Corporation have been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

FOURTH: The foregoing amendment to the charter shall become effective upon acceptance for record by the Maryland State Department of Assessments and Taxation.

FIFTH: The undersigned Chief Executive Officer of the Corporation acknowledges these Articles of Amendment to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned Chief Executive Officer acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

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IN WITNESS WHEREOF, KBS Real Estate Investment Trust II, Inc. has caused these Articles to be signed in its name and on its behalf by its Chief Executive Officer and President and attested to by its Secretary on this      day of             ,             .

WITNESS:		KBS REAL ESTATE INVESTMENT TRUST II, INC.

By:		By:
	Jeffrey K. Waldvogel, Secretary		Charles J. Schreiber, Jr., Chief Executive Officer and President

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ANNEX C-2

MARKED CHANGES TO CHARTER

ARTICLE IV

~~Average Invested Assets. For a specified period, the average of the aggregate book value of the assets of the Corporation invested, directly or indirectly in equity interests in and loans secured by real estate, before deducting depreciation, bad debts or other non-cash reserves, computed by taking the average of such values at the end of each month during such period.~~

Net Income. For any period, total revenues applicable to such period less the expenses applicable to such period other than additions to reserves for depreciation or bad debts or other similar non-cash reserves. ~~If the Advisor receives an incentive fee, Net Income, for purposes of calculating Total Operating Expenses in Section 8.8, shall exclude the gain from the sale of the Corporation’s assets.~~

~~Total Operating Expenses. All expenses paid or incurred by the Corporation, as determined under generally accepted accounting principles, that are in any way related to the operation of the Corporation or to Corporation business, including advisory fees, but excluding (a) the expenses of raising capital such as Organization and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration and other fees, printing and other such expenses and taxes incurred in connection with the issuance, distribution, transfer, registration and stock exchange listing of the Capital Stock; (b) interest payments; (c) taxes; (d) non-cash expenditures such as depreciation, amortization and bad debt reserves; (e) incentive fees paid in compliance with Section 8.6, notwithstanding the next succeeding clause (f); and (f) Acquisition Fees, Acquisition Expenses, real estate commissions on the resale of real property and other expenses connected with the acquisition, disposition and ownership of real estate interests, mortgage loans or other property (other than commissions on the sale of assets other than real property), including the costs of foreclosure, insurance premiums, legal services, maintenance, repair and improvement of property.~~

Roll-Up Transaction. A transaction involving the acquisition, merger, conversion or consolidation, either directly or indirectly, of the Corporation and the issuance of securities of a Roll-Up Entity to the stockholders of the Corporation.

Such term does not include:

(a) a transaction involving securities of the Corporation that have been Listed for at least 12 months; ~~or~~

(b) a transaction involving the issuance of interests in a liquidating trust pursuant to a plan of liquidation; or

(~~b~~c) a transaction involving the conversion to corporate, trust or association form of only the Corporation, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:

(i) the voting rights of Common Stockholders;

(ii) the term of existence of the Corporation;

(iii) Sponsor or Advisor compensation; or

(iv) the Corporation’s investment objectives.

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ARTICLE VII

Section 7.8. Determinations by the Board. The determination as to any of the following matters, made in good faith by or pursuant to the direction of the board of directors or the Conflicts Committee consistent with the charter and in the absence of actual receipt of an improper benefit in money, property or services or active and deliberate dishonesty established by a court, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its Capital Stock:

(a) the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its Capital Stock or the payment of other distributions on its Capital Stock;

(b) the amount of paid-in surplus, net assets, other surplus, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets;

(c) the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged);

(d) the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation;

(e) the application of any provision of this charter in the case of any ambiguity, including, without limitation: (i) any provision of the definitions of any of the following: Affiliate, Independent Director and Sponsor~~,~~ and (ii) ~~which amounts paid to the Advisor or its Affiliates are property-level expenses connected with the ownership of real estate interests, loans or other property, which expenses are excluded from the definition of Total Operating Expenses, and (iii)~~ whether expenses qualify as Organization and Offering Expenses;

(f) whether substantial justification exists to invest in or make a mortgage loan contemplated by Section 9.11(b) because of the presence of other underwriting criteria; and

(g) any matters relating to the acquisition, holding and disposition of any assets by the Corporation.

ARTICLE VIII

Section 8.8. [Intentionally Omitted.] ~~Reimbursement for Total Operating Expenses. Commencing upon the earlier to occur of four fiscal quarters after (i) the Corporation’s acquisition of its first real estate asset or (ii) October 22, 2008 (which is six months after commencement of the Initial Public Offering), the Conflicts Committee shall have the responsibility of limiting Total Operating Expenses to amounts that do not exceed the greater of 2% of Average Invested Assets or 25% of Net Income (the “2%/25% Guidelines”) for the four consecutive fiscal quarters then ended unless it has made a finding that, based on unusual and non-recurring factors that it deems sufficient, a higher level of expenses (an “Excess Amount”) is justified. Any such finding and the reasons in support thereof shall be reflected in the minutes of the meetings. After the end of any fiscal quarter of the Corporation for which there is an Excess Amount for the 12 months then ended, such fact shall be disclosed in writing and sent to the Common Stockholders within 60 days of such quarter-end (or shall be disclosed to the Common Stockholders in the next quarterly report of the Corporation or by filing a Current Report on Form 8-K with the U.S. Securities and Exchange Commission within 60 days of such quarter end), together with an explanation of the factors the Conflicts Committee considered in determining that such Excess Amount was justified. In the event that the Conflicts Committee does not determine that excess expenses are justified, the Advisor shall reimburse the Corporation at the end of the 12-month period the amount by which the aggregate annual expenses paid or incurred by the Corporation exceeded the 2%/25% Guidelines.~~

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ARTICLE XI

Section 11.8 [Intentionally Omitted.] ~~The Corporation shall cause to be prepared and mailed or delivered to each Common Stockholder as of a record date after the end of the fiscal year and each holder of other publicly held securities of the Corporation within 120 days after the end of the fiscal year to which it relates an annual report for each fiscal year ending after the Initial Public Offering of its securities that shall include: (a) financial statements prepared in accordance with generally accepted accounting principles that are audited and reported on by independent certified public accountants; (b) the ratio of the costs of raising capital during the period to the capital raised; (c) the aggregate amount of advisory fees and the aggregate amount of other fees paid to the Advisor and any Affiliate of the Advisor by the Corporation, including fees or charges paid to the Advisor and any Affiliate of the Advisor by third parties doing business with the Corporation; (d) the Total Operating Expenses of the Corporation, stated as a percentage of Average Invested Assets and as a percentage of its Net Income; (e) a report from the Conflicts Committee that the policies being followed by the Corporation are in the best interests of its Common Stockholders and the basis for such determination; and (f) separately stated, full disclosure of all material terms, factors and circumstances surrounding any and all transactions involving the Corporation and the Advisor, Sponsor, a director or any Affiliate thereof occurring in the year for which the annual report is made, and the Conflicts Committee shall be specifically charged with a duty to examine and comment in the report on the fairness of such transactions. Alternatively, such information may be provided in a proxy statement delivered with the annual report. The board of directors, including the Independent Directors, shall take reasonable steps to ensure that the requirements of this Section 11.9 are met. The annual report may be delivered by any reasonable means, including through an electronic medium. Electronic delivery of the annual report or proxy statement shall comply with any then-applicable rules of the U.S. Securities and Exchange Commission.~~

ARTICLE XII

ARTICLE XII

LIMITATION OF DIRECTOR AND OFFICER LIABILITY; INDEMNIFICATION

~~LIABILITY OF DIRECTORS,~~

~~OFFICERS, ADVISORS AND OTHER AGENTS~~

Section 12.1.        Limitation of Director and Officer Liability. ~~Except as prohibited by the restrictions provided in Section 12.3, no~~To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages. Neither the amendment nor repeal of this Section 12.1, nor the adoption or amendment of any other provision of the charter or bylaws inconsistent with this Section 12.1, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act that occurred prior to such amendment, repeal or adoption.

Section 12.2.        Indemnification.

C-2-3

(a)         The Corporation shall indemnify, to the fullest extent permitted by Maryland law, as applicable from time to time, its present and former directors and officers, whether serving or having served, the Corporation or at its request any other entity, for any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) relating to any action alleged to have been taken or omitted in such capacity as a director or officer. The Corporation shall pay and reimburse all reasonable expenses incurred by a present or former director or officer, whether serving or having served, the Corporation or at its request any other entity in connection with any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) in which the present or former director or officer is a party, in advance of the final disposition of the proceeding, to the fullest extent permitted by, and in accordance with the applicable requirements of, Maryland law, as applicable from time to time. The Corporation may indemnify any other Persons, including a Person who served a predecessor of the Corporation as an officer or director, permitted to be indemnified by Maryland law as applicable from time to time, if and to the extent indemnification is authorized and determined to be appropriate in each case in accordance with applicable law.

~~(a) Except as prohibited by the restrictions provided in Section 12.2(b), Section 12.3 and Section 12.4, the Corporation shall indemnify and pay or reimburse reasonable expenses in advance of the final disposition of a proceeding to (i) any individual who is a present or former director or officer of the Corporation; (ii) any individual who, while a director of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his service in such capacity; or (iii) the Advisor or any of its Affiliates acting as an agent of the Corporation. Except as provided in Section 12.2(b), Section 12.3 and Section 12.4, the Corporation shall have the power with the approval of the board of directors to provide such indemnification and advancement of expenses to any employee or agent of the Corporation.~~

~~(b) Notwithstanding the foregoing, the Corporation shall not indemnify the directors or the Advisors or its Affiliates or any Person acting as a broker-dealer for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the particular indemnitee; (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee; or (iii) a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and of the published position of any state securities regulatory authority in which securities of the Corporation were offered or sold as to indemnification for violations of securities laws.~~

(~~c~~b)        No amendment of the charter or repeal of any of its provisions shall limit or eliminate ~~the right of indemnification or advancement of expenses provided hereunder with respect to acts or omissions occurring~~any of the benefits to directors and officers provided under this Section 12.2 with respect to any act or omission that occurred prior to such amendment or repeal.

~~Section 12.3         Limitation on Liability and Indemnification. Notwithstanding the foregoing, the Corporation shall not provide for indemnification of the directors or the Advisor or its Affiliates for any liability or loss suffered by any of them, nor shall any of them be held harmless for any loss or liability suffered by the Corporation, unless all of the following conditions are met:~~

~~(1)     The directors or the Advisor or its Affiliates have determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Corporation.~~

~~(2)     The directors or the Advisor or its Affiliates were acting on behalf of or performing services for the Corporation.~~

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~~(3)     Such liability or loss was not the result of:~~

~~(x) negligence or misconduct by the directors (excluding the Independent Directors) or the Advisor or its Affiliates; or~~

~~(y) gross negligence or willful misconduct by the Independent Directors.~~

~~(4)     Such indemnification or agreement to hold harmless is recoverable only out of the Corporation’s Net Assets and not from its stockholders.~~

~~Section 12.4. Limitation on Payment of Expenses. The Corporation shall pay or reimburse reasonable legal expenses and other costs incurred by the directors or the Advisors or its Affiliates in advance of the final disposition of a proceeding only if (in addition to the procedures required by the MGCL) all of the following are satisfied: (a) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Corporation, (b) the legal proceeding was initiated by a third party who is not a stockholder or, if by a stockholder acting in his or her capacity as such, a court of competent jurisdiction approves such advancement and (c) the directors or the Advisor or its Affiliates undertake to repay the amount paid or reimbursed by the Corporation, together with the applicable legal rate of interest thereon, if it is ultimately determined that the particular indemnitee is not entitled to indemnification.~~

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C/O DST SYSTEMS, INC. P.O. BOX 219015 KANSAS CITY, MO 64121 PROXY VOTING INSTRUCTIONS VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up through March 4, 2020. Have your proxy card in hand. VOTE BY MAIL Mark, sign and date your proxy card and return it (for receipt by March 4, 2020) in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up through March 4, 2020. Have your proxy card in hand when you access the web site. Your QR vote, telephone vote or Internet vote authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned your proxy card. Control Number located in box below: TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E87760-P31438 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY KBS REAL ESTATE INVESTMENT TRUST II, INC. (the “Company”) The Board of Directors recommends a vote FOR Proposals 1, 2a, 2b, 2c and 2d as described in the proxy statement. 1. Plan of Liquidation Proposal: Approval of the Plan of Liquidation and Dissolution of the Company pursuant to which the Company will be authorized to sell all of its assets, liquidate and dissolve. 2. The approval of four proposals to amend the Company’s Charter (the “Charter Amendment Proposals”) 2a. Indemnification Proposal: The amendment and restatement of Article XII of the Charter to provide for (i) the expansion of the Company’s exculpation and indemnification of its present and former directors and officers to the maximum extent permitted by Maryland law; (ii) the expansion of the Company’s obligation to advance defense expenses to a present or former director or officer to the maximum extent permitted by Maryland law; and (iii) the elimination of conditions and limits on the Company’s ability to exculpate and indemnify the Company’s advisor and its affiliates or advance defense expenses to the Company’s advisor and its affiliates. 2b. Reporting Proposal: The deletion of the Charter requirement to prepare and deliver specific reports to the Company’s stockholders. 2c. Roll-Up Definition Proposal: An amendment to exclude the distribution of interests in a liquidating trust from the definition of a “roll-up transaction.” 2d. Operating Expenses Proposal: An amendment to eliminate the current Charter limit on the Company’s total operating expenses. For Against Abstain For Against Abstain The Board of Directors recommends a vote FOR all nominees listed in Proposal 3. 3. Election of Directors 3a. Schreiber 3b. Dritley 3c. Gabriel 3d. Sturzenegger The Board of Directors recommends a vote FOR Proposals 4 and 5 as described in the proxy statement. 4. The ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the year ending December 31, 2019. 5. Adjournment Proposal: Approval of a proposal that would permit the Company to proceed with the voting on only the proposals that have received sufficient votes to be approved at the annual meeting, and subsequently, to adjourn the annual meeting, to solicit additional proxies to vote in favor of any proposal that has not received sufficient votes to be approved. For Withhold For Against Abstain Please sign exactly as your name appears on this proxy card. When shares of common stock are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by general partner or other authorized person. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS KBS REAL ESTATE INVESTMENT TRUST II, INC. THURSDAY, MARCH 5, 2020 AT 8:30 AM PT At Offices of KBS 800 Newport Center Drive First Floor, Suite 140 Conference Center Newport Beach, California 92660 Your Vote is Important! FOLD HERE BEFORE INSERTING INTO RETURN ENVELOPE E87761-P31438 KBS Real Estate Investment Trust II, Inc. 800 NEWPORT CENTER DRIVE FIRST FLOOR, SUITE 140 CONFERENCE CENTER NEWPORT BEACH • CALIFORNIA 92660 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder hereby appoints Charles J. Schreiber, Jr., Jeffrey K. Waldvogel and Stacie K. Yamane, and each of them, as proxy and attorney-in-fact, each with the power to appoint his or her substitute, on behalf and in the name of the undersigned, to represent the undersigned at the annual meeting of stockholders of KBS REAL ESTATE INVESTMENT TRUST II, INC. to be held on March 5, 2020, and at any adjournments or postponements thereof, and to vote all shares of common stock that the undersigned would be entitled to vote if personally present, as indicated on the reverse side of this card. The undersigned acknowledges receipt of the notice of annual meeting of stockholders, the proxy statement and the annual report. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Proposals 1, 2a, 2b, 2c, 2d, 4 and 5, and will be voted “FOR” all nominees listed in Proposal 3. The proxies are authorized to vote upon such other matters as may properly come before the annual meeting or any adjournments or postponements thereof in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders: The following materials are available at www.proxyvote.com: Notice and Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2018.